Appendix A

Material Terms of Related Party Agreements
(provided by David Rodli, General Counsel, Grant Hartford Corporation)

The Grant Hartford Option Agreement

Mr. Eric Sauve, as President, CEO, CFO and Director of Grant Hartford Corporation ("Grant Hartford") negotiated the terms of the Grant Hartford Option Agreement ("Option Agreement") with Commonwealth Resources, L.L.C. in March, 2007. Mr. Aaron Charlton, the Managing Member of Commonwealth Resources, L.L.C., negotiated on behalf of Commonwealth Resources, L.L.C. The parties determined the material terms of the Option Agreement during a 25-day contemplative period, beginning on February 25, 2007 and ending on March 22, 2007, and by relying upon several factors, including but not limited to, the presence of extensive historical data on the mineral property, such as the "Garnet Project Summary" by Eric Stimson, of Pegasus Gold Corporation and the "Mineral Property Valuation" by John C. Brower, PhD, and a previous option agreement to the mining property and claims with Pegasus Gold Corp.

On March 22, 2007, Grant Hartford and Commonwealth Resources, L.L.C. entered into a Letter of Intent and on June 15, 2007, Grant Hartford and Commonwealth Resources, L.L.C. finalized the Option Agreement, whereby Grant Hartford would acquire an option to purchase the mineral rights to 122 unpatented and 23 patented mining claims from Commonwealth Resources, L.L.C.. The material terms whereby Grant Hartford obtained the option to purchase the Garnet Mining District mineral deeds from Grant Hartford are as follows: Grant Hartford is allowed a seven (7) year period whereby Commonwealth Resources, L.L.C. will hold the mineral rights to the property exclusively for the benefit of Grant Hartford. In order to retain the exclusive option to purchase the mineral rights for this seven (7) year period , Grant Hartford is responsible for the Bureau of Land Management assessment fees, which currently total $140.00 for each of the 122 unpatented mining claim, for a total annual payment of $17,080.00, the property taxes on each of the 23 patented mining claims, for a total annual payment of $1,362, an annual surface access lease payment of $60,000, an annual option payment of $190,000, which increases to $400,000 in year six (6) and seven (7) of the Option Agreement, the issuance of 19,000,000 shares of Grant Hartford's no par value common stock, pursuant to the Amendment to Grant Hartford Option Agreement dated January 24, 2008, and the payment of a 5% net smelter return on any ore processed during the option period within fifteen (15) days of the close of each calendar month.

A breach of the Option Agreement occurs when any obligation under the Option Agreement or the Lease is not performed. Ten (10) days from the date of the defaulting incident, Commonwealth Resources, L.L.C. may deliver the notice of default to Grant Hartford. Grant Hartford then has twenty (20) days from the date of service to cure the default before the Option Agreement is terminated. Upon termination Grant Hartford shall: ensure sufficient assessment work has been filed to hold unpatented claims through the assessment year commencing September 1 of that calendar year; Grant Hartford has 60 days to deliver to Commonwealth existing drill core samples, pulps, and copies of formal reports, and Grant Hartford must represent and warrant the accuracy and completeness of this data; Grant hartford has 180 days to remove any of Grant Hartford's property that was placed on the site by Grant Hartford, excluding that property that must be left pursuant to the Option Agreement or Lease; and Grant hartford has 180 days to replace any structures moved from the property.

2010 Amendment To Option Agreement

On or about June 28, 2010, Commonwealth Resources, LLC and Grant Hartford Corporation executed an amendement to their 2007 Option Agreement, the material terms of which:

1.	Extended the end of the option period from June 14, 2014 to June 14, 2017; and
2.	Provided that the annual option payments would continue to be $190,000.00 to and through June 15, 2014 and would increase to $400,000.00 for the June 15, 2015 and June 15, 2016 payments.

The remaining provisions of the Option Agreement continue in full force and effect.

Notice of Option to Purchase Mineral Interests

On September 25, 2008, a Notice of Option to Purchase Mineral Interests was recorded with the Granite Clerk and Recorder, whereby Commonwealth Resources, L.L.C. conferred upon Grant Hartford the right to purchase the mineral rights pertaining to the subject mining claims at any time prior to June 15, 2014, provided Grant Hartford performs all obligations as required pursuant to the material terms of the Grant Hartford Option Agreement ("Option Agreement"). The material terms as stated in the Option Agreement are as follows: The option may be exercised at any time prior to 11:59pm, June 14, 2014. Grant Hartford may enter and shall have immediate possession of the property containing the optioned mineral rights, excluding historical structures. Grant Hartford may use the property to: carry out its operations; install buildings, plants, machinery, equipment, tools, appliances and supplies; and remove up to 100 tons per day of rock, ores, minerals and metals, whereby 5% of the net smelter return on any ore processed will be paid to Commonwealth Resources, L.L.C. within fifteen (15) days of the close of each calendar month. In the event Commonwealth Resources, L.L.C.'s title is deficient, Grant Hartford may remedy the deficiency and deduct the costs and related expenses of said deficiency from the final purchase price of the Garnet Mining District mineral deeds. In order to avoid default, Grant Hartford shall complete the following material terms: Pay an annual option payment of $190,000 to Commonwealth Resources, L.L.C. on June 15 of each calendar year until June 15, 2011, on which date the option payment increases to $400,000 for the final two-year period. Grant Hartford is required to issue 19,000,000 shares of Grant Hartford's no par value common stock, pursuant to an Amendment to Grant Hartford Option Agreement dated January 24, 2008; fully and timely pay all real estate taxes and assessments on the patented claims; create and provide to Commonwealth Resources, L.L.C., a work program, which may be abandoned if it is not warranted, based on the results of previous work. Grant Hartford will hold Commonwealth Resources, L.L.C. harmless from and indemnify it for all costs of rehabilitation or reclamation of the property. At the time of completion of operations,

Grant Hartford must return structures to their original site, or another agreed-upon site on the property. Grant Hartford must provide work program results to Commonwealth Resources, L.L.C. Grant Hartford must secure and maintain adequate insurance on the property and for the workers. Additional mineral claims may be purchased by Grant Hartford within the area of interest for the mutual benefit of both parties.

The parties have agreed to execute and record a Notice Of Amended Option To Purchase Mineral Interests specifying the changes to the Option Agreement engendered by the 2010 amendment therefo.

Non-Exclusive Surface Lease Agreement

Grant Hartford must fully perform the material terms of the surface lease between the parties, which is titled "Non-Exclusive Surface Lease Agreement" ("Lease"), which was entered into by the parties on June 15, 2007. The material terms of the Lease are as follows: The Lease runs concurrently with the Option Agreement and expires at Grant Hartford's acquisition of the mineral rights. At that time, the parties shall enter into a new lease of the property, under mutually-agreeable terms and for rent of not less than the current Lease. Grant Hartford may use any structure on the property as listed in Schedule B of the Lease. Any structure constructed, remodeled, or renovated on the property is to run with the land and is to remain there for the benefit of Commonwealth Resources, L.L.C. Grant Hartford is required to maintain fire and extended coverage on all structures in use on the property and must maintain the exteriors and interiors of those structures. An annual rent payment of $60,000 per year is required, which, upon thirty (30) day notice, may convert to monthly or quarterly payments upon mutual agreement between the parties. In addition, Grant Hartford must pay all the taxes and assessments on the patented claims and pay all assessments and conduct all work required to keep unpatented mining claims in good standing with the US Department of Interior, Bureau of Land Management and State of Montana, or any political subdivision thereof. Grant Hartford shall hold Commonwealth Resources, L.L.C. harmless from liability damages or claims of damages and Grant Hartford must carry suitable liability insurance.

A breach of the Lease includes the following: If Grant Hartford fails to pay all taxes and assessments, or conduct all work on the subject claims; uses the property in a way not set forth in the Lease; fails to pay the rent payment; commits or suffers any waste that is committed in or upon the property; makes a general assignment for the benefit of creditors; makes an insolvent assignment; or files a voluntary petition for bankruptcy. In the event Grant Hartford fails to pay all taxes and assessments and perform all work on the subject claims; Commonwealth Resources, L.L.C. shall have the right, without notice, to make payments or perform the work required. This default may be cured by Grant Hartford if the Company reimburses Commonwealth Resources, L.L.C. for the full costs for completing the requirements in a timely manner. Otherwise termination of the agreement requires written notice of default to be delivered to Grant Hartford no sooner than 10 days from the defaulting event. Grant Hartford then has thirty (30) days from delivery of the default notice to cure the default in its entirety. If said cure is not completed within the thirty (30) day time period, Commonwealth Resources, L.L.C. may reenter the property, take possession and cancel the Lease, whereby Grant Hartford forfeits all rents paid and is responsible for any damages suffered by Commonwealth Resources, L.L.C. as a result of the default.

A breach of the Option Agreement occurs when any obligation under the Option Agreement or the Lease is not performed. Ten (10) days from the date of the defaulting incident, Commonwealth Resources, L.L.C. may deliver the notice of default to Grant Hartford. Grant Hartford then has twenty (20) days from the date of service to cure the default before the Option Agreement is terminated. Upon termination Grant Hartford shall: ensure sufficient assessment work has been filed to hold unpatented claims through the assessment year commencing September 1 of that calendar year; Grant Hartford has 60 days to deliver: existing drill core samples, pulps, and copies of formal reports, and Grant Hartford must represent and warrant the accuracy and completeness of this data; Grant Hartford has 180 days to remove any of Grant Hartford's property that was placed on the site by Grant Hartford, excluding that property that must be left pursuant to the Option Agreement or Lease; and Grant Hartford has 180 days to replace any structures moved from the property.

Amended Mining Lease/Partial Assignment of Amended Mining Lease and Acknowledgment

The owner of record of one (1) patented claim, the Free Coin, is River Terrace Estates, Inc. An Amended Mining Lease between River Terrace Estates, Inc. and Commonwealth Resources, L.L.C. provides for a lease and option to purchase the Free Coin patented mining claim. This Mining Lease has been partially assigned to Grant Hartford Corporation both by the terms of the Grant Hartford Option Agreement between Commonwealth Resources, L.L.C. and the Company and through a Partial Assignment of Amended Mining Lease, which assigned to Grant Hartford the leasehold interest in the Amended Mining lease and the right to acquire, upon exercise of the purchase option defined in the Lease and Amended Lease, the mineral rights in and to the mining claim. The terms and nature of this Mining Lease, amended on or about February 20, 2009, are as follows: River Terrace Estates, Inc. leases Free Coin Quartz Lode, Mineral Survey No. 4652, Patent No. 28062 containing 13.86 acres, more or less, to Commonwealth Resources, L.L.C. for a period of seven years from March 29, 2007, subject to Commonwealth Resources, L.L.C.'s option to purchase. Commonwealth Resources, L.L.C. shall have the exclusive right to enter upon and have possession of the mining claims for the purpose of testing, exploring, developing, and operating the mining claims as unpatented mining claims and extracting from and selling, with the exception of the portion attributable to River Terrace Estates, Inc., any minerals found thereon and therein, specifically including, but not limited to, gold, silver, copper, gemstones and other minerals or gems. The places where any testing, exploring, developing and operating of the claim shall be done, and the extent thereof, shall be left entirely to the discretion of Commonwealth Resources, L.L.C., provided however, that Commonwealth Resources, L.L.C. shall perform all work on said premises in a good and miner-like manner so as to preserve the premises as a workable lode mining claim. The following are the material terms of the option to purchase the subject mining claim: Commonwealth Resources, L.L.C.

shall pay an annual rent payment of $500; Commonwealth Resources, L.L.C. shall pay a 3% net smelter return on all minerals extracted from the claim during the seven years immediately succeeding the date of the Amended Mining Lease; Commonwealth Resources, L.L.C. shall pay any real property, or any other taxes assessed or levied against mining claims, Commonwealth Resources, L.L.C.'s property, or structures on the mining claim; Commonwealth Resources, L.L.C. shall pay all costs for the operation of said premises; Commonwealth Resources, L.L.C. will not allow a lien of any kind to be imposed or enforced against the premises; and Commonwealth Resources, L.L.C. will maintain appropriate insurance policies, including general liability and auto-related liability. A default on the option to purchase the subject mining claims consists of a violation of any provision of the Mining Lease, culminating in River Terrace Estates, Inc. delivering a written notice of violation and 120 day notice of termination of Mining Lease to Commonwealth Resources, L.L.C. Commonwealth Resources, L.L.C. has 120 days from receipt of said notice to cure the default; otherwise River Terrace Estates, Inc. may take possession of the premises. The following are the material terms of the purchase agreement of the subject mining claim: Commonwealth Resources, L.L.C. shall give its notice of intention to purchase the mineral claim within seven (7) years from March 29, 2007. The purchase price for the subject mining claim shall be $60,000, plus 12% bonus per annum, computed from the date of the Mining Lease to the date of the final closing payment, not to be more than ninety (90) days after the notice to exercise the option is given to River Terrace Estates, Inc.

Share Purchase Agreement

On or about May 24, 2010, Grant Hartford Corporation and Commonwealth Resources, L.L.C. executed a Share Purchase Agreement, by which Grant Hartford Corporation agreed to issue 5,000,000 of its common shares to Commonwealth in return for the sale to Grant Hartford by Commonwealth of eight prospecting leases on BLM-owned mining claims and ninety-three (93) unpatented mining claims. In addition to the issuance of the shares described herein, Grant Hartford will be obligated to pay Commonwealth a 5% net smelter return on any ore processed by it from, with one exception, any of the mining claims and prospector leases described in Exhibit "A" attached hereto, which net smelter return shall be payable in legal tender of the United States of America or in kind, at the election of Commonwealth, and Grant Hartford shall provide with each payment detailed production and precious metal recovery reports by Grant Hartford, and if refined, by the refiner. Such royalties shall not be required, however, to be paid from ore processed from the Shamrock unpatented mining claim. The obligation to pay royalties shall be a continuing obligation for as long as ore is processed from any of the applicable claims or leases.

Until such time as Grant Hartford exercises or terminates, or allows to terminate its purchase option contained in the June 15, 2007 Option Agreement between the parties, as amended, or until Grant Hartford elects to release any of the unpatented mining claims or prospector leases which are the subject of this Agreement, Grant Hartford shall:

(a)     make timely payment of all fees, including, but not limited to, all annual assessment fees required by the Bureau of Land Management, and, if applicable, timely take any other actions necessary to keep all unpatented claims in good standing;

(b)     take all actions necessary to maintain the prospector leases in good standing;

( c)      within 60 days deliver to Commonwealth all existing drill core, samples and pulps from the Property and copies of all formal reports (if prepared), maps, plans, photographs, assays, drill logs and any other information or data of Grant Hartford relating to the Property, provided that Grant Hartford does not make any representation or warranty concerning the accuracy or completeness thereof, and Commonwealth shall hold Grant Hartford harmless from any damages Commonwealth may otherwise claim to have arisen from its review or use of such information (specifically excluded from information required to be provided to Commonwealth are any internal correspondence or memoranda of Grant Hartford relating to the Property which do not constitute official Grant Hartford reports related thereto);

(d)     within 180 days remove from the Property any machinery, buildings, structures, facilities, equipment and all other property of every nature and description erected, placed or situated thereon by Grant Hartford, its servants, agents or independent contractors; any property not so removed at the end of the 180 day period shall at the option of Commonwealth become the property of Commonwealth; and

(e)     within the said 180 days reclaim any excavations, drill sites and other work performed by Grant Hartford, in accordance with law and complete all replacement of structures.

In the event Grant Hartford at any time elects to release any of the unpatented claims or prospector leases, Grant Hartford shall convey those claims or leases to Commonwealth at no cost to Commonwealth, except that Commonwealth shall bear the expense of recording and/or registering the transfers with the appropriate authorities. In the event Grant Hartford becomes insolvent or a petition in bankruptcy is filed for it, whether voluntarily or involuntarily, or in the event that Grant Hartford declines or fails timely to exercise its purchase option under the terms of the Option Agreement between the parties dated June 15, 2007, Grant Hartford shall convey those mining claims and prospector leases to Commonwealth at no cost to Commonwealth, except that Commonwealth shall bear the expense of recording and/or registering the transfers with the appropriate authorities. In addition, Grant Hartford shall convey to Commonwealth at Grant Hartford's cost basis therefor those additional patented claims in the Garnet and Coloma Mining Districts that were acquired by it and that were previously owned or under contract to Commonwealth's predecessors-in-interest, including the following Charlton Family related entities: Garnet Holding Corporation, Garnet Mining Corporation, Cordoba Corporation,

Cordoba Development Corporation, Copper Cliff Corporation and Nancy Hanks Corporation, as described in Article 3 of the Share Purchase Agreement.

Failure of either party to perform any of said party's obligations under the Share Purchase Agreement shall constitute a default. Should any default by either party continue for ten (10) days, the other party may, at such party's option, give the defaulting party written notice of the default or defaults claimed. If all such defaults are not cured within twenty (20) days after the service of said notice, then, without further notice of any kind, the party so giving notice may invoke any and all remedies which such party may have at law, equity or otherwise by statute.

The parties to the agreement are in the process of completing registration of the subject unpatented mining claims with the Bureau of Land Management, but legal counsel has confirmed that the purchase of the claims is fully in effect and legally enforceable even prior to completion of registration with the BLM. One of the unpatented mining claims so transferred, the Shamrock, MMC 17214, is shown on the records of the Bureau Of Land Management as being owned by the Estate of Hazel E. Marsh. To the certain knowledge of Aaron L. Charlton, Ms. Marsh conveyed the Shamrock to Pegasus Gold Corporation, who subsequently conveyed it to companies controlled by Aaron L. Charlton, who in turn conveyed it to Commonwealth Resources, LLC. Since the deed from Ms. Marsh to Pegasus apparently was not recorded, a quiet title action will need to be completed to perfect title. Legal Counsel foresees no obstacles to successful completion of the quiet title action. Commonwealth has agreed to undertake the expense of prosecuting the quiet title action and providing proper title to Grant Hartford.

The Company has confirmed to its satisfaction that all of the unpatented claims and the eight prospector leases are in good standing with the Bureau Of Land Management and has confirmed that conclusion by reference to the records of the Bureau of Land Management.

EXHIBIT "A" TO APPENDIX "A"
WITH RESPECT TO SHARE PURCHASE AGREEMENT CLAIMS

Prospecting Leases on BLM-Owned Patented Mining Claims:

Claim Name	Mineral Survey No.
Tostman	MS7514
Nancy Hanks	MS 9876
Robert Emmet	MS 3616
San Jose	MS 3615
Iowaan	MS 3614
Magone & Anderson	MS 9876
High Road	MS 9413
Cave Hill	MS 5455

Unpatented Mining Claims (91 total)

Shamrock MMC No. 17214

The remaining unpatented mining claims, 90 in number, are more particularly described as follows:

Serial Number	Claim Name	Location Year
MMC222088	CR 1	6/29/2009
MMC222089	CR 2	6/25/2009
MMC222090	CR 3	6/29/2009
MMC222091	CR 4	6/26/2009
MMC222092	CR 5	7/6/2009
MMC222093	CR 6	7/6/2009
MMC222094	CR 7	7/6/2009
MMC222095	CR 8	7/6/2009
MMC222096	CR 9	7/10/2009
MMC222097	CR 10	7/6/2009
MMC222098	CR 11	7/6/2009
MMC222099	CR 12	7/6/2009
MMC222100	CR 13	6/22/2009
MMC222101	CR 14	6/22/2009
MMC222102	CR 15	6/24/2009
MMC222103	CR 16	6/23/2009
MMC222104	CR 16 GRANITE	6/24/2009
MMC222105	CR 17	6/23/2009
MMC222106	CR 18	6/18/2009
MMC22107	CR 19	6/18/2009
MMC222108	CR 20	6/18/2009
MMC222109	CR 20 GRANITE	6/24/2009
MMC222110	CR 21	6/19/2009
MMC222111	CR 22	6/22/2009
MMC222112	CR 23	6/22/2009
MMC222113	CR24	6/19/2009
MMC222114	CR25	6/19/2009
MMC222115	CR26	6/18/2009
MMC222116	CR27	6/18/2009
MMC222117	CR28	6/23/2009
MMC222118	CR29	6/23/2009
MMC222119	CR30	6/23/2009
MMC222120	CR31	7/8/2009
MMC222121	CR32	7/8/2009
MMC222122	CR33	7/8/2009
MMC222123	CR34	6/30/2009
MMC222124	CR35	6/30/2009
MMC222125	CR36	6/30/2009
MMC222126	CR37	6/30/2009
MMC222127	CR38	6/30/2009
MMC222128	CR39	6/30/2009
MMC222129	CR40	6/25/2009

MMC222240	CR47	8/27/2009
MMC222241	CR48	8/27/2009
MMC222242	CR49	8/27/2009
MMC222243	CR50	8/27/2009
MMC222244	CR51	8/27/2009
MMC222245	CR52	8/27/2009
MMC222246	CR53	8/21/2009
MMC222247	CR54	8/21/2009
MMC222248	CR55	8/21/2009
MMC222249	CR56	8/21/2009
MMC222250	CR57	8/18/2009
MMC222251	CR58	8/18/2009
MMC222252	CR59	8/18/2009
MMC222253	CR60	8/17/2009
MMC222254	CR61	8/17/2009
MMC222255	CR62	8/17/2009
MMC222256	CR63	8/17/2009
MMC222257	CR64	8/13/2009
MMC222258	CR65	8/13/2009
MMC222259	CR66	8/13/2009
MMC222260	CR67	8/13/2009
MMC222261	CR68	8/13/2009
MMC222262	CR69	8/13/2009
MMC222263	CR70 GRANITE	8/13/2009
MMC22263	CR70 MSLA	8/13/2009
MMC222264	CR71	8/13/2009
MMC222265	CR72	8/13/2009
MMC222266	CR73	8/13/2009
MMC222267	CR74	8/13/2009
MMC222268	CR75	8/17/2009
MMC222269	CR76	8/17/2009
MMC222270	CR77	8/31/2009
MMC222271	CR78	9/4/2009
MMC222272	CR79	9/4/2009
MMC222273	CR80	9/14/2009
MMC222274	CR81	9/14/2009
MMC222275	CR82	8/31/2009
MMC222276	CR83	9/4/2009
MMC222277	CR84	9/14/2009
MMC222278	CR85	9/14/2009
MMC222279	CR86	9/4/2009
MMC222280	CR87	9/2/2009
MMC222281	CR88	9/2/2009
MMC222282	CR89	8/20/2009
MMC222283	CR90	8/19/2009
MMC222286	CR93	8/20/2009
MMC222287	CR94	8/20/2009
MMC222288	CR95	8/20/2009

Agreement with Garnet Range Resources, LLC and Grant Hartford Corporation

Grant Hartford Corporation is a mineral exploration, development and production company and during its normal course of business Grant Hartford Corporation sub- contracts all drilling and earth moving tasks required to complete our drill programs on the Garnet Mineral Property. In June, 2009, Grant Hartford Corporation recognized unforeseen circumstances in the Company's current arrangements to rent and operate the heavy equipment necessary to perform its exploration activities. In order to fulfill this need, the Company entered into a non-exclusive Agreement with Garnet Range Resources, LLC ("Garnet"), on July 6, 2009. The non-exclusive agreement was for an open-ended term, wherein Garnet is to provide support services to Grant Hartford in the form of the operation of heavy equipment, provision of labor and coordination of project management with respect to exploring the mining claims located on the Garnet Mineral Property, which is Optioned by Grant Hartford Corporation. Garnet Range Resources, LLC is owned by two individuals, Eric Sauve and Joyce Charlton; each owns fifty percent (50%) of Garnet's membership interests. Eric Sauve is the President, CEO & Director of Grant Hartford Corporation and a related party to Grant Hartford Corporaiton, and Joyce Charlton is the spouse of Aaron Charlton, Senior Consultant and a related party to Grant Hartford Corporation. The material terms of the Agreement are as follows: Grant Hartford agrees to rent a Caterpillar D8H Dozer #46A18817 and a PC400LC Komatsu Excavator #A85031 from Garnet. The rental agreement shall include an operator, all maintenance, repair and support of the equipment, payment of taxes, insurance and all operating expenses, including fuel, which shall be the responsibility of Garnet. Garnet Range Resources is committed to having equipment available on-site 24 hours a day and has developed a current rate structure for equipment rental and services which Garnet represents to be at a rate approximately 20% below comparable rates for local equipment contractors.

Changes to the Agreement shall be made by Appendix to the Agreement. Garnet shall deliver monthly invoices, itemizing the services rendered during that period. Grant Hartford shall pay within ten (10) calendar days of receipt of Garnet's invoice. Any disputed amount that is not resolved within twenty (20) days of invoice must be paid to a mutually-agreed third party until resolution. Garnet shall be solely responsible for employing personnel and paying any costs associated with the personnel. Garnet holds Grant Hartford harmless from liability. Garnet and Grant Hartford are each to have $1,000,000 insurance policies to cover their own liability. Failure of either party to perform any of said party's obligations under the Agreement shall constitute a default. In the event the default continues for five (5) days, written notice shall be given to the defaulting party. The default may be cured within twenty (20) days of service of written notice. In the event the default is not cured within the twenty (20) day period, the contract shall terminate. Governing law shall be the State of Montana.

Vehicle Lease Agreement with Garnet Range Resources, LLC.

On July 1, 2009, Grant Hartford Corporation entered into a vehicle lease agreement with Garnet Range Resources, LLC ("Garnet"), a Montana limited liability company that is owned by two individuals, Eric Sauve and Joyce Charlton, each owns fifty percent (50%) of Garnet's membership interests. Eric Sauve is the President, CEO and Director of Grant Hartford Corporation, a related party to the Company, and Joyce Charlton is the spouse of Aaron Charlton, Senior Consultant and a related party to Grant Hartford Corporation. The material terms of the Agreement are as follows: Garnet shall provide GHC the use of an automobile for a period of 2 years beginning April 22, 2009 to April 21, 2011. GHC shall pay Garnet, in advance, the sum of $4,500 for the use of the vehicle for the 2 year period. GHC shall have comprehensive insurance coverage on the vehicle. GHC shall be responsible for all repairs, licensing, fuel and any other costs associated with the vehicle during the lease period.

Appendix B

CAMP DRESSER & MCKEE, INC.

Final Report on Metallurgical Test Work Conducted
on Five (5) Samples for Garnet Mining.

August 11, 2009

OUR PROJECT NO. P-4080

APPENDICES:
Appendix A -	Head Assay ICP Scans (by Clemex)
Appendix B -	Tables and Graphs
Appendix C -	Data Test Sheets

August 11, 2009

Camp Dresser & McKee Inc.
Chase Tower
50 West Broadway, Suite 1000
Salt Lake City, Utah 84101-2005

Attention:     Mr. Darrell Himmesoete

Subject:        Final Report on Metallurgical Test Work Conducted on Five (5) Samples for Garnet Mining. Our Project No. P-4080.

Dear Mr. Himmesoete,

DML was contracted by Camp Dresser & McKee (CDM) to perform metallurgical work on five individual samples for Garnet Mining on a property located in Montana. The test work was conducted to evaluate the feasibility of recovering precious metals and selected base metals (mainly copper) from the four individual samples and one composite.

The majority of the initial scoping test work was conducted on Sample No. 5. This sample was sent to DML and was comprised of 20% from Sample No. 1, 20% from Sample No. 2 and 60% from Sample No. 3, and represents low and high grade gold ore types used for milling.

The following test work was conducted:

·

Conduct a gravity recoverable gold (GRG) test on Sample No. 5 using a Knelson centrifugal concentrator. The sequential test was performed at a nominal 95% passing 1700, 212 and 100 microns (tailings were reground and rerun through the Knelson). The test determined the free milling gold content of the sample at three different grind sizes.

·	Conduct a series of kinetic bulk sulfide flotation tests on Sample No. 5 Knelson gravity tailings at seven different grind sizes ranging from P80= 82 to 354 microns.
·	Conduct Knelson gravity - bulk sulfide flotation on the remaining four samples using the "optimum" grind determined on Sample No. 5.
·	Conduct acid-base accounting on head and flotation tailings samples on each of the five samples.
·	Conduct a Bond work index (BWI) test on Sample No. 5 at a closing size P80=150 microns (100 mesh).

·	Conduct an ICP scan on head samples from each of the five individual samples.
·	Conduct thickening and filtration tests on a flotation tailings sample generated from Samples No. 1, 2, 3 and 5. Work was performed by Dorr Oliver EIMCO (DOE)
·	Water samples from flotation test work were sent to Mr. Kent Whiting from CDM for detailed analysis.
I	Sample Description and Head Assays

Four individual samples and one composite (Sample No. 5) were received at our laboratory on May 21, 2009 and assigned our project No. P-4080. The samples weighed from 16.5 to 19 kg with a top size of approximately 3/8 inch (9.5 mm) and appeared to be reverse circulation (RC) cuttings. In addition, an approximate 15 kg sample of Sample No. 5 was received on May 27, 2009 for subsequent Bond Work index work.

Each sample was stage crushed separately to -10 mesh using a parallel rolls crusher, blended in a "V" cone blender and split into 1.0 kg test charges using a rotary spinning table. All samples were stored in a freezer prior to test work.

A summary description (provided by CDM) of the individual samples is presented.

Sample 1: A composite from a primary high grade vein system. 40 pounds composited from 10 samples of oxidized and un-oxidized quartz vein material and granodiorite with a head grade of 0.159 opt Au and 0.39 opt Ag.

Sample 2: A composite from an alternate high grade view systems. 39 pounds composited from 9 samples of primarily oxidized quartz vein and altered granodiorite. The assayed head grade is 0.175 opt Au and 0.66 opt Ag. This sample also contains higher levels of Cu.

Sample 3: A composite from the primary pit area. 40 pounds composited from 13 pit grade samples. This sample contains primarily altered, oxidized granodiorite with an assay head grade of 0.049 opt Au and 0.2 opt Ag.

Sample 4: An oxidized vein material contained in marble. 36 pounds from 6 samples with an assay head grade of 0.443 opt Au and 0.35 opt Ag. This sample may not be used in the initial test work because it is a minor example of over-all ore types.

Sample 5: A composite of samples 1, 2, and 3. 40 pounds composited as follows: 20% from sample 1, 20% from sample 2, and 60% from sample 3. Composite assay head grade of 0.088 opt Au and 0.61 opt Ag. This sample will be used to simulate blending of high and low grade ore types for milling.

A 1.0 kg test charge from each sample was sub split for head assay. Each head sample was assayed for Au (in duplicate), Ag, Cu, Stotal, SSO4 and S=. Gold was assayed by fire assay with an Atomic Adsorption (AA) finish; Ag was assayed by AA. Total sulfur was assayed using a Leco sulfur analyzer; S= was determined by a NaCO3 leach to dissolve SO4 species followed by sulfur determination using the Leco. The difference between Stotal and S= in the residue is the SO4 assay. Head assays are reported in the following table.

P-4080: CDM Garnet Mining
Head Assay Results

P-4080: CDM Garnet Mining
Head Assay Results

Comp. No.	As-Rec. Wgt, kg	Cut	Assays					
			opt		%			
			Au	Ag	Cu	S_{total}	S_{SO4}	$S^{=}$
1	18.87	1	0.078	<0.058	0.0195	1.10	0.141	0.959
		2	0.070					
		3	0.120					
		Ave	**0.089**					
2	18.50	1	0.147	0.35	0.028	0.194	0.00	0.194
		2	0.142					
		Ave	**0.144**					
3	18.77	1	0.029	<0.058	0.029	0.058	0.006	0.052
		2	0.036					
		Ave	**0.033**					
4*	16.56	1	0.578	<0.058	0.003	0.033	0.001	0.032
		2	0.295					
		Ave	**0.436**					
5	19.08	1	0.074	<0.058	0.024	0.222	0.002	0.220
		2	0.111					
		Ave	**0.093**					

*The variation in Au head assays indicates significant free Au.

An ICP scan was conducted on each sample and results are presented in the appendix section at the end of this report.

II	Test Results

All reagent dosages are reported in lb/ton of ore, unless otherwise stated. All Knelson concentrates were hand panned using a vanning plaque resulting in a low weight, gold bearing hand pan concentrate and lower gold grade hand panned tailings products. The hand panned concentrates are referred to in this report as the Knelson concentrates. All hand panned tailings were combined with the Knelson gravity tailings. Test products were assayed for gold, silver and copper. Due to the low grades of silver and copper only gold results will be presented in the body of this report. Complete results are presented in detailed data tables and test sheets in the appendix at the end of this report.

All Knelson concentrates and the first rougher concentrate for all tests were examined under an optical microscope to identify free gold shape and size. The observations and sizing are recorded at the bottom of each test sheet.

II.A.	Summary
·

All Knelson gravity concentrates contained visible free gold in varying amounts and sizes, along with pyrite and magnetite. Typically the free gold averaged 50 microns in size with a top size of 300 microns in size. Sample No. 4 contained the most free gold of the samples tested. Sample No. 3 contained the least free gold. In general, the gold was nugget shaped and appeared to be of high purity.

·

Gravity recoverable gold (GRG) results on Sample No. 5 show that the gold recovered into individual hand panned Knelson concentrates at test P95=1700, 212 and 100 microns was 23.8, 7.4 and 13.4% respectively. A total of 45% of the total gold was recovered into the combined three gravity concentrates, which assayed 10.6 opt Au.

·

Results from the kinetic bulk sulfide flotation tests at various grind sizes on Sample No. 5 show that the highest gold recovery was achieved at a primary grind P80=187 microns. All work included a Knelson gravity concentration step prior to the flotation work. A gold recovery of 79% was obtained in the combined Knelson gravity/flotation concentrates which assayed 3.25 opt Au.

·

Results from the Knelson gravity/bulk sulfide flotation test work on Samples 1-5 show gold recovery into combined gravity/flotation concentrates ranged from 57 (Sample 3) to 98%(Sample No. 1). Results are based on 8 minutes of flotation time of the Knelson tails, and are presented in the following table.

P-4080: CDM Garnet Mining
Samples 1-5: Results of Total Gold Recovery (Gravity + Flotation) at a Targeted P80=190

			Knelson Con + 8 min Flotation Con
					Au Dist, %
Sample No.	Grand P80, Microns	Wgt %	Au Assay, opt product	Au Distribution, opt of ore
1	176	4.0	3.71	0.15	98.4
2	182	4.0	2.90	0.12	72.6
3	185	3.8	0.68	0.03	57.4
4*	205	0.9	21.92	0.12	82.3
5	184	3.8	2.28	0.09	82.3
5**	187	2.2	3.25	0.07	79.0**

*Sample 4 contained significant free Au.
**Results based on 4 minutes of flotation time.

·	Results from the Sample No. 5 Bond Work index (BWI) test at a closing size of 100 mesh (150 microns) show a power requirement of 12.78 kWh/short tonne (14.09 kWh/metric tonne).
·	Flotation water samples were generated from two separate tests and sent to Mr. Kent Whiting of CDM for detailed analysis.
·	ABA results show that all of the flotation tails had a net neutralizing capacity that ranged from 16.5 to 200 tons CO3/1000 tons flotation tails.

II.B.	Gravity Recoverable Gold (GRG) Results on Sample No. 5

A GRG test was conducted on Sample No. 5. The test incorporated processing a 1.0 kg charge of -10 mesh (1.7 mm) material in the Knelson gravity concentrator. The Knelson concentrate was collected and the Knelson tailings filtered, and ball mill ground to a targeted P95=212 microns. The ground material was processed through the Knelson gravity concentrator and a Knelson concentrate collected. The tailings were ball ground a second time to a targeted P95=100 microns and the Knelson gravity process repeated.

The three Knelson concentrates were assayed separately to determine total milligrams of gold. The final Knelson tailings were filtered, dried and two separate sample splits taken for gold assay.

Results from this test show that the 24, 7 and 13% of the total gold reported to the 1.7 mm, P95=212 micron and 100 micron Knelson concentrates, respectively. A total of 45% of the gold reported to the combined Knelson concentrates which contained 0.4% of the total weight of the test sample, and assayed 10.6 opt gold. Results are presented below with a graph on the next page.

P-4080: CDM Garnet Mining
Test No. 1: GRG Test Results

P95, microns	Product	Wgt %	Au, Assay, opt product	Au distribution, opt of ore	Au, Distribution, %
1700	Knelson con 1	0.21	9.60	0.020	23.8
212	Knelson con 2	0.06	11.13	0.006	7.4
100	Knelson con 3	0.09	12.64	0.014	13.4
	Knelson tails	99.64	0.0473	0.047	55.4
	Calc Head	100.00	0.085	0.085	100.0
	Assay Head		0.093

	Knelson cons 1-3	0.36	10.61	0.038	44.6

Knelson concentrates contained free gold ranging from 50 microns (+20 pieces) to 300 microns (1 piece).

P-4080: CDM
T-1 GRG: Cumulative Gold Recovery vs Fineness (in Microns)
Cumulative % Au Recovery
50
45
40
35
30
25
20
15
10
5
0
1700
212
100
Fineness, microns

II.C.	Grind Series Knelson Gravity/Flotation Tests on Sample No. 5

A series of Knelson gravity/kinetic bulk sulfide flotation tests were conducted at various grind sizes ranging from P80=82 to 354 microns on sample No. 5. Each test incorporated Knelson gravity concentration of the ground ore followed by bulk sulfide flotation of the Knelson gravity tails at natural pH. The reagents used for bulk sulfide flotation were 0.02 lb/ton Cytec A-208 and 0.02 lb/ton potassium amyl xanthate (PAX). Flotation concentrate samples were taken at 30 sec, 1, 2 and 4 minutes. After 4 minutes the froth was barren in all tests.

Free gold was observed using an optical microscope in the 0-30 second flotation concentrate for all tests. The free gold was typically 50 microns in size, with pieces up to 300 microns in size.

Results show gold recovery of the combined Knelson concentrate/flotation concentrates ranged from 71 to 79%, with grades of 1.2 to 3.3 opt gold. The highest recovery was achieved at a grind P80=187 microns. Surprisingly, the gold recovery decreased as the grind size decreased. At this point there is no explanation for this result. A summary of the results is presented in the following table along with kinetic graphs.

P-4080: CDM Garnet Mining
Sample No. 5: Grind Series on Gold Recovery

			Knelson Con + 8 min Flotation Con
Test No	Grind P80, Microns	Wgt %	Au Assay, opt product	Au Distribution, opt of ore	Au Dist, %	Ro Tails, Au, opt	Calc. Head Au, opt
5	82	4.7	1.20	0.057	71.3	0.024	0.079
4	103	3.5	1.82	0.064	71.9	0.026	0.089
3	144	2.7	2.28	0.061	73.2	0.023	0.084
2	187	2.2	3.25	0.071	79.0	0.019	0.090
6	226	2.5	2.56	0.063	73.3	0.024	0.086
7	270	2.6	2.46	0.063	71.6	0.024	0.088
8	354	2.6	2.57	0.068	72.2	0.024	0.094
						Head Assay	0.093

A second test of sample No. 5 (T-14) was conducted at a P80=184 microns to confirm result from T-2. Results from this test show an overall gold recovery (Knelson gravity + flotation concentrate) of 79% and a gold grade of 3.03 opt gold.

P-4080: CDM Sample No. 5
Au Recovery vs Cumulative Flotation Time at Various Grind Sizes
(Au recovery at time "0" is associated with the Knelson concentrate)
Au Recovery, %
Cumulative Flotation Time, min
100
90
80
70
60
50
40
30
20
10
0
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
T-5: P80=82um
T-4: P80=103um
T-3: P80=144um
T-2: P80=187um
T-6: P80=226um
T-7: P80=270um
T-8: P80=354um

The kinetic graphs show that gold recovery may not be complete after 4 minutes of flotation, though the flotation froth was watery and appeared to be barren. Subsequent work on the remaining 4 samples incorporated 8 minutes of flotation time.

II.D.	Knelson Gravity/Flotation Tests on Samples 1-5

Knelson gravity/kinetic bulk sulfide flotation tests were conducted on the five individual samples and a targeted grind P80=190 microns. Each test incorporated Knelson gravity concentration of the ground ore followed by bulk sulfide flotation of the Knelson gravity tails. The reagents used for bulk sulfide flotation were 0.02 lb/ton Cytec A-208 and 0.02 lb/ton potassium amyl xanthate (PAX). Flotation concentrate samples were taken at 30 sec, 1, 2, 4 and 8 minutes.

Results show gold recovery of the combined Knelson concentrate + flotation concentrates ranged from 57 to 98%. The combined concentrates yielded gold grades ranging from 0.7 to 22 opt gold. A summary table of the results is presented in the following table.

P-4080: CDM Garnet Mining
Samples 1-5: Results of Total Gold Recovery (Knelson Concentrate + Flotation Concentrates) at a
Targeted P80=190

				Knelson Con + 8 min Flotation Con

SampleNo.	Test No	Grind P80, Microns	Wgt %	Au Assay, opt product	Au Distribution, opt of ore	Au Dist %	Rio Tails, Au, opt	Calc. Head Au, opt
1	10	176	4.0	3.71	0.148	98.4	0.003	0.150
2	11	182	4.0	2.90	0.116	72.6	0.046	0.160
3	12	185	3.8	0.68	0.026	57.4	0.020	0.045
4	13	205	0.9	21.92	0.120	82.3	0.024	0.241*
5	14	184	3.8	2.28	0.087	82.3	0.020	0.106
5	2	187	2.2	3.25	0.071	79.0**	0.019	0.090

*Sample 4 contained significant free Au.
** Test 2 results based on 4 minutes of flotation time.

P-4080: CDM Samples No. 1 - 5
Au Recovery vs Cumulative 8 min Flotation Time at a Targeted P80=190 microns
(Au recovery at time "0" is associated with the Knelson concentrate)
Au Recovery, %
Cumulative Flotation Time, min
0
10
20
30
40
50
60
70
80
90
100
0
1
2
3
4
5
6
7
8
9
T 10-14: add 0.005 #/t each A 208 & PAX at 4 min
T-10 Sample 1: P80=176um
T-11 Sample 2: P80=182um
T-12 Sample 3: P80=185um
T-13 Sample 4: P80=205um
T-14 Sample 5: P80=184um
T-5 Sample 5: (4 min float): P80=187um

The kinetic results presented indicate that gold recovery for most samples was complete after 8 minutes. Additional flotation time will be required for Samples 2 and 3.

The individual Knelson concentrate grades ranged from 1.4 (Sample No. 3) to 140 opt gold (Sample No. 4), in concentrates weighing from 0.1 to 0.5% of the total sample, respectively. A summary of the Knelson concentrate results is presented below.

P-4080: CDM Garnet Mining
Samples 1-5: Knelson Concentrate Gold Results at a Targeted P80=190 microns

			Knelson concentrate
						Au Dist, %
Sample No.	Test No	Grind P80, Microns	Wgt %	Au Assay opt product	Au Distribution opt of ore

1	10	176	0.16	33.54	0.055	36.4
2	11	182	0.34	11.68	0.039	24.4
3	12	185	0.49	1.38	0.007	14.9
4	13	205	0.09	140.4	0.121	50.3
5	14	184	0.48	4.84	0.023	21.7
5	2	187	0.16	9.83	0.016	17.4

II.E.	Bond Work Index (BWI) Results on Sample No. 5

A BWI test was conducted on Sample No. 5 at a closing size of 100 mesh (150 microns). Results are presented in the following table.

P-4080: CDM Garnet Mining
Sample No. 5: BWI Results; Closing Size 100 mesh (150 microns)

		gm/mill rev	BWI
F80, microns	P80, microns	(last 3 cycles)	kWh/short ton	kWh/metric ton
2236	126	1.804	12.78	14.09

Based on the BWI values, Sample No. 5 would be considered as moderately hard.

II.F.	Acid-Base Accounting (ABA) Results

ABA work was performed on samples of feed and flotation tails from each of the five individual samples to determine if they would be net acid producing or have an excess neutralizing capacity. A Kennecott Utah Copper (KUC) ABA test procedure was used.

A pulverized split from each sample was assayed for S= to subsequently determine the acid potential (AP). A separate sample from each feed and tailings was contacted with 0.1 N HCl then back titrated with NaOH to an inflection point to determine the neutralizing potential (NP). The difference (NP - AP) yields the ABA value. A negative ABA value indicates potential acid production. Positive ABA values indicate excess neutralizing capacity. ABA results are presented in the following table.

P-4080: CDM Garnet Mining
ABA Results (Using KUC Procedure) on Head and Flotation Tailings Samples

		Assay, %			ABA Potential
Comp	Sample	S=	AP*	NP*	(NP-AP)*
1	Head	0.959	29.97	20.67	-9.30
	Tailings	0.053	1.66	18.13	16.47
2	Head	0.194	6.06	58.09	52.03
	Tailings	0.038	1.19	39.64	38.45
3	Head	0.052	1.63	42.12	40.50
	Tailings	0.035	1.09	42.77	41.67
4	Head	0.032	1.00	222.69	221.69
	Tailings	0.014	0.44	200.14	199.71
5	Head	0.220	6.88	35.41	28.53
	Tailings	0.027	0.84	40.18	39.33

* tons CaCO3/ 1000 tons scav tailings

NOTE: A negative ABA value suggests a potential acid producer.

Results show that the tails samples have net neutralizing capacity.

II.G.	Test Work to Generate Water Samples for Detailed Analysis

Two separate bulk sulfide flotation tests were conducted using the standard flotation test procedure to obtain water for analysis. No Knelson gravity work was performed prior to the flotation tests. The first test used a 1.0 kg test charge of Sample No. 5 ground to a P80=144 microns; the second tests used combinations of Samples 1, 2, 3 and 5 ground to a P80=188 microns to generate a 12 kg flotation feed. Flotation tails water collected from the first test was sent to Energy Labs in Helena, Montana. Flotation water collected from the second test flotation tails was sent to Mr. Kent Whiting of CDM in Helena, Montana.

In addition, the flotation tailings from the 12 kg test were delivered to Dorr Oliver EIMCO (DOE) for solid/liquid and thickening test work.

Flotation products were collected from each test and assayed to generate an overall balance for each test. A summary of the results is presented in the following table.

P-4080: CDM Garnet Mining
Summary of Flotation Tests Used to Generate Water Samples for Detailed Analysis

			Flotation concentrate
Sample No.	Test No	Grind P80, Microns,	Wgt %	Au Assay, opt product	Au Dist, opt of ore	Au Dist, %	Ro Tails, Au, opt	Calc. Head Au, opt

5	9	144	3.51	2.74	0.096	78.5*	0.027	0.122
1, 2, 3 & 5	15	188	1.64	4.16	0.068	79.6**	0.018	0.086

*1.0 kg test, after 4 minutes of flotation time.
**12 kg test, after 20 minutes of flotation time.

II.H.	Summary of Solid/Liquid and Thickening Work by DOE

A summary of the DOE work is presented in the following section. The complete report will be presented by DOE

A summary of sedimentation testing is in Table 1. Note all units are meteric align=center class=td441>2.5
Test Conditions
Design Feed Rate (mtpd)	240
Feed Suspended Solids (wt %)	25
Recommended floc dose MF 1011 (gpt)	30
Rheology Characteristics
Est. Bed Solids at 1 hr Retention Time (wt%)/ Est. Yield Stress	68 (50 Pa)
Est. Bed Solids at 2 hr Retention Time (wt%)/ Est. Yield Stress	69 (75 Pa)
Est. Bed Solids at 4 hr Retention Time (wt%) / Est. Yield Stress	70 (130 Pa)
Est. Bed Solids at 6 hr Retention Time (wt%) / Est. Yield Stress	71 (170 Pa)
E-CAT®
Design Underflow Density (wt %)	56
Recommended Minimum Diameter (m)
High Rate Thickener
Design Underflow Density (wt %)	63
Recommended Minimum Diameter (m)	5

Table No. 1

Flocculant screening showed Ciba's MF 1011 had the best settling. Ciba MF 1011 is an anionic high molecular weight medium charge floc. Flux testing showed that 10 wt % is best for flocculation. Dilution can be achieved using FLSmidth's E-Duc® feedwell system and would not require adding additional water to the system.

The results show that a single E-CAT® or High Rate thickener is adequate for thickening the slurry before sending to a filter. The results also show that the gold tails could be handled by a paste thickener. A paste thickener would produce underflow at 70 wt% solids.

Disc or Drum Filter

Filtration testing was performed to determine filtration equipment. The filter cloth chosen was POPR 955 for the disc or drum filter with a permeability of 5 cfm.

Results of the filtration tests are shown in Table 2.

Filter	Disc	Drum
Cake Moisture (wt %)	20	20
Cake Thickness (mm)	10	6
Feed Rate (dry tpd)	240	240
Filtration Rate (kg/m2/hr)	250	308
Filter Area (m2)	40	33
Equipment	8.5' with 5 discs	8' x 14'

Table 2. Disc or Drum Filter for CDM Gold Tails

From a 63 wt% slurry, one Eimco® 8.5 ft 6 inch disc filter with five discs or one 8 ft diameter x 14 ft length drum filter is sufficient to dewater 240 tpd gold tails to about 20% moisture. For a 56 wt% slurry a much larger disc or drum filter would be needed.

Pressure Filter

Filtration testing was performed to determine filtration equipment. The filter cloth chosen was Felt 12oz with a permeability of 25 cfm. Results of the filtration tests are shown in Table 3.

Filter	AFP
Cake Moisture (wt %)	13
Cake Thickness (mm)	50
Feed Rate (dry tpd)	240
Filter Volume (m3)	1.84
Equipment	AFP M1200FB

Table 3. Pressure Filter for CDM Gold Tails

One Eimco® Model 1200FB is sufficient to dewater 240 tpd of gold tails. The AFP would make a cake with 13 wt% moisture.

III.	Test Procedures
III.A	Batch Knelson Gravity Concentration/Bulk Sulfide Flotation Tests

A 1.0 kg charge of each composite was ball mill ground at 60% solids using DML water and a 7.5 kg ball mill charge. The ground slurry was processed using a Knelson gravity concentrator. The Knelson concentrate was collected and hand panned using a vanning plaque to produce a final Knelson concentrate. The Knelson concentrate was assayed for total milligram of gold. The hand panned tails were combined with the Knelson tail. The Knelson tails were filtered and the solids put into a flotation cell.

All flotation work was conducted using an Agitair 1.0 kg mechanical flotation cell operating at 800 rpm. Flotation reagents Cytec A-208 and potassium amyl xanthate (PAX) were added as 1% solutions. MIBC frother was added at full strength. Flotation concentrates were taken during the Sample No. 5 grind series work at 0.5, 1, 2 and 4 minutes. Follow up flotation work on Samples 1-5 were taken at 0.5, 1, 2, 4 and 8 minutes.

III.B	Bond Work Index (BWI) Test

Sample No. 5 was stage crushed to -6 mesh for a BWI test. A 1.0 kg sample was split out and a screen analysis conducted. A BWI test was performed at a closing size of 100 mesh (150 microns) using standard BWI test procedures.

III.C	Acid - Base Accounting

The procedure used was supplied by Kennecott Utah Copper (KUC).

Acid Potential (AP)- The S= assay for each sample (x 31.25) determined the acid potential. This assume that the S= present in the sample would eventually form acid.

Neutralization Potential (NP):

1.	Weigh out 1.0 gram of sample to four decimal places. Put into an Erlenmeyer flask
2.	Add 5-10 ml of 0.1 - 0.5 N HCl slowly to the sample
3.	Add 75 ml of DI water to the sample and reflux for 1 minute to drive off CO2
4.	Set the slurried sample on a stir plate with a stir bar in the sample
5.	Record the pH of slurry. If the pH is less than 2.0, proceed with the titration step. If the pH is greater than 2.0, repeat the above steps with half the amount of sample
6.	Transfer the slurried sample to a 100 ml beaker, and titrate using a 0.1-0.25 N NaOH to the end point
7.	Calculate the Neutralization Potential (NP) using the following equation:

NP = (Volume acid X Normality of acid - Volume of base X Normality of base) X 50
Sample weight

The results are reported as tons CaCO3/1000 tons sample

ABA Potential = Neutralization Potential - Acid Potential

If the ABA is negative, the material tested will likely be an acid producer. If the ABA is positive then the material has excess neutralizing capacity.

VI.	Discussion, Proposed Future Work and Recommendations Discussion
·

Free gold was observed in Knelson and flotation concentrates for all samples. The free gold ranged in size from 50-300 microns, and averaged about 50 microns. The gold was typically nugget in shape and appeared to be of high purity.

·

A gold recovery procedure incorporating Knelson gravity concentration followed by bulk sulfide flotation of the Knelson tails resulted in gold recovery ranging from 57 to 98% for the five samples. Results are based on the samples ground to a targeted P80=190 microns. Test results of Sample No. 5, which represent blending of high and low grade ore, show that 82% of the gold reported in the combined Knelson and flotation concentrates (after 8 minutes of flotation of the Knelson tails)

·	ABA results of the five samples tested show that overall there is a net neutralizing capacity.

Proposed Future Work

·

Cleaner Flotation Work - Cleaner flotation tests of the rougher concentrate could be performed to determine the parameters required to achieve a higher grade low weight final gold concentrate. Due to the low weight pull in the rougher concentrate (1.0 to 4%), large-scale test (12-15 kg/test) would be required to generate enough rougher concentrate for the cleaner flotation work. An additional 50 kg/sample would be required for this test work.

·

Filtration Testing of the Final Flotation Concentrate - Filtration test work, conducted by DOE, could be performed on the final flotation concentrate to determine requirements to achieve a low percent moisture filter cake. Approximately 100 kg of ore feed would be required to generate enough concentrate (1-3 kg of final product) for this study.

Recommendations

·

A Gemini/gravity shaking table is typically used for upgrading the Knelson concentrates. The shaking table yields a high grade gold concentrate in a small weight that can be directly smelted on or off site. The shaking table tails would report back to the ball mill feed. DML has a Diester ¼ desk shaking table that could be used for Knelson concentrate upgrading work.

·	Treatment of the final flotation concentrate could be conducted on site using a diesel/natural gas furnace to produce dore metal ready for refining.

If you have any questions about this report, please contact me.

Sincerely,
FLSmidth Dawson Metallurgical Laboratories

/s/Paul G. Bennett

Paul Bennett
Operation Manager
C:\Documents and Settings\pbe-us.FLS\My Documents\CDM\4080 CDM final report.doc

APPENDIX A

Head Assay ICP Scans (by Chemex)

P-4080: CDM
Chemex (Vancouver BC): Detailed Head Assays from Five composite Samples

Element	Units	Comp 1	Comp 2	Comp 3	Comp 4	Comp 5
Ag	opt	0.13	0.32	0.08	0.07	0.12
Al	%	6.6	5.66	6.04	0.74	5.93
As	ppm	13.8	27.8	18.1	11	16.4
Au*	opt	0.089**	0.144	0.032	0.436	0.093
Ba	ppm	980	1380	900	120	980
Be	ppm	1.55	1.51	1.86	0.18	1.37
Bi	ppm	13.95	8.51	1.58	4.82	4.16
Ca	%	2.78	3.88	3.02	17.9	3.06
Cd	ppm	0.12	0.3	0.39	0.13	0.26
Ce	ppm	40.5	34.8	45.4	7.34	35.5
Co	ppm	15.2	13.9	15.6	2.1	12.4
Cr	ppm	59	49	48	6	47
Cs	ppm	4.6	5.17	7.41	0.5	4.78
Cu	%	0.015	0.025	0.022	0.001	0.023
Fe	%	3.98	2.62	2.84	0.51	2.91
Ga	ppm	14.65	12.5	15.90	1.78	11.85
Ge	ppm	0.13	0.13	0.16	0.05	0.1
Hf	ppm	0.6	0.8	0.8	0.1	0.6
Hg	ppm	2.3	8.2	2.2	0.7	4.1
In	ppm	0.037	0.03	0.036	<0.005	0.027
K	%	3	2.81	2.98	0.38	2.87
La	ppm	20.2	17.9	23.2	3.2	18.9
Li	ppm	18.2	19.1	30.3	2.6	21.9
Mg	%	1.12	1.73	1.21	10.1	1.27
Mn	ppm	593	697	624	335	605
Mo	ppm	3.44	3.49	2.21	0.51	1.91
Na	%	1.52	0.7	0.89	0.13	0.97
Nb	ppm	6.9	6.4	7.4	1.3	5.6
Ni	ppm	11.7	12.3	16.3	3.4	10.6
P	ppm	700	620	720	80	630
Pb	ppm	48.3	413	123	37.5	136
Rb	ppm	94.7	96.2	113.5	14.8	88.2
Re	ppm	<0.002	<0.002	<0.002	<0.002	<0.002
S	%	1.22	0.23	0.06	<0.01	0.35
Sb	ppm	29.9	97.9	42.2	1.64	46.1
Sc	ppm	9.4	7.9	11	1.1	7.7
Se	ppm	2	1	2	2	1
Sn	ppm	1.1	1.2	1.2	0.2	0.9
Sr	ppm	323	187.5	214	81.7	229
Ta	ppm	66	0.7	0.71	0.12	0.56
Te	ppm	4.26	6.98	1.71	4.61	2.8
Th	ppm	8.7	8.8	8.6	1	8.9
Ti	%	0.267	0.193	0.234	0.028	0.223
Tl	ppm	0.52	0.5	0.61	0.06	0.46
U	ppm	3.4	3	2.2	0.4	2.3
V	ppm	81	63	73	10	70
W	ppm	25.1	49.4	39.8	6.6	34.2
Y	ppm	13.2	11.5	14.4	2.6	10.6
Zn	ppm	50	58	75	19	62
Zr	ppm	8.4	14.9	15	3.8	10.4

*DML Assay (average of 2 separate assay cuts)
**Comp 1 ave. of 3 separte cuts

APPENDIX B

Tables and Graphs

P-4080: CDM Sample No. 5 (20% Sample 1, 20% Sample 2 and 60% Sample 3)
Results of Knelson GRG Test

	P95			Au Assay	Au Dist.	Dist
Test No.	microns	Product	wgt %	opt Product	opt of Ore	Au, %
1	1700	Knelson Con	0.21	9.60	0.020	23.82
	212	Knelson Con	0.06	11.13	0.006	7.35
	100	Knelson Con	0.09	12.64	0.011	13.44
		Knelson tail	99.64	0.0473	0.047	55.39
		Calc Head	100	0.085	0.085	100.00
		Assay Head		0.095
		Combined Products	0.36	10.61	0.038	44.61
		Knelson con

Comments: All Knelson con contained free au 50-300 microns in size

P-4080: CDM Sample No. 5 (20% Sample 1, 20% Sample 2 and 60% Sample 3)
Results of Knelson/Flotation Test Work : Conduct Knelson Gravity test (2 passes), then bulk sulfide flotation of the Knelson tails.

	Grind P80,		Knelson con			Knelson + 4 min Ro con				Ro tail		Calc Head
						Au Assay	Au Dist.
Test No.	microns	wgt %	Au, opt	Au Dist, %	wgt %	opt Product	opt of Ore	Au Dist, %	wgt %	Au, opt	Au Dist, %	Au, opt
5	82	0.15	9.13	16.9	4.7	1.20	0.057	71.3	95.3	0.024	28.8	0.079
4	103	0.10	10.63	12.0	3.5	1.82	0.064	71.9	96.5	0.026	28.1	0.089
3	144	0.07	12.48	11.0	2.7	2.28	0.061	73.2	97.3	0.023	26.8	0.084
2	187	0.16	9.83	17.4	2.2	3.25	0.071	79.0	97.8	0.019	21.0	0.090
6	226	0.51	4.51	26.6	2.5	2.56	0.063	73.3	97.5	0.024	26.7	0.086
7	270	0.51	4.11	24.0	2.6	2.46	0.063	71.6	97.4	0.024	28.4	0.088
8	354	0.63	5.54	37.4	2.6	2.57	0.068	72.2	97.4	0.024	27.8	0.094

Test No.	Grind P80, microns	Product	wgt %	Assay: Au Assay opt Product	Assay: Au Dist. opt of Ore	Assay: Ag, opt	Assay: Cu, %	Distribution: Au	Distribution: Ag	Distribution: Cu
5	82	Knelson Con	0.15	9.13	0.014	-	-	16.94	-	-
		Ro Con. No. 1-4	4.59	0.94	0.043	1.72	0.21	54.32	58.83	46.29
		Ro tail	95.27	0.024	0.023	0.058	0.014	28.75	41.17	53.71
		Calc Hd	100.00	0.079	0.080	0.134	0.02	100.00	100.00	100.00
		Assay Head		0.093		0.058	0.024			
		Combined Products								
		Knelson Con + Ro con 1-4	**4.73**	**1.20**	**0.057**			**71.25**		
Comments: Knelson con contained free Au 100 um (8 pieces) to 300 um (6 piece). The No. 1 Ro con contained free Au 150-350um										
4	103	Knelson Con	0.10	10.63	0.011	-	-	11.96	-	-
		Ro Con. No. 1-4	3.41	1.56	0.053	2.15	0.24	59.94	56.65	42.67
		Ro tail	96.49	0.0259	0.025	0.058	0.014	28.10	43.35	57.33
		Calc Hd	100.00	0.089	0.089	0.129	0.019	100.00	100.00	100.00
		Assay Head		0.093		0.058	0.024			
		Combined Products								
		Knelson Con + Ro con 1-4	**3.51**	**1.82**	**0.064**			**71.90**		
Comments: Knelson con contained free Au 100 um (3 pieces) to 300 um (1 piece). The No. 1 Ro con contained free Au 150-200um										
3	144	Knelson Con	0.07	12.48	0.009	-	-	10.98	-	-
		Ro Con. No. 1-4	2.62	1.99	0.052	2.97	0.322	62.23	40.67	43.36
		Ro tail	97.31	0.0230	0.022	0.117	0.014	26.78	59.33	56.44
		Calc Hd	100.00	0.084	0.083	0.192	0.019	100.00	100.00	100.00
		Assay Head		0.093		0.058	0.024			
		Combined Products								
		Knelson Con + Ro con 1-4	**2.69**	**2.28**	**0.061**			**73.22**		
Comments: Knelson con contained free Au 50 um (10 pieces) to 300 um (2 piece). The No. 1 Ro con contained free Au 50-100um										
2	187	Knelson Con	0.16	9.83	0.016	-	-	17.39	-	-
		Ro Con. No. 1-4	2.02	2.73	0.055	3.34	0.403	61.64	44.11	42.55
		Ro tail	97.82	0.0192	0.019	0.088	0.015	20.97	55.89	57.45
		Calc Hd	100.00	0.090	0.090	0.153	0.019	100.00	100.00	100.00
		Assay Head		0.093		0.058	0.024			
		Combined Products								
		Knelson Con + Ro con 1-4	**2.18**	**3.25**	**0.071**			**79.03**		
Comments: Knelson con contained free Au 50 um (15 pieces) to 300 um (1 piece). The No. 1 Ro con contained free Au 50-100um										
6	226	Knelson Con	0.51	4.5	0.023	-	-	26.60	-	-
		Ro Con. No. 1-4	1.96	2.05	0.040	2.70	0.373	46.69	48.33	40.00
		Ro tail	97.53	0.024	0.023	0.058	0.016	26.71	51.67	60.00
		Calc Hd	100.00	0.086	0.087	0.109	0.018	100.00	100.00	100.00
		Assay Head		0.093		0.058	0.024			
		Combined Products								
		Knelson Con + Ro con 1-4	**2.47**	**2.56**	**0.063**			**73.29**		
Comments: Knelson con contained free Au 50 um (+10 pieces) to 300 um (1 piece). The No. 1 Ro con contained free Au 50-150um										
7	270	Knelson Con	0.51	4.11	0.021	-	-	23.98	-	-
		Ro Con. No. 1-4	2.05	2.05	0.042	2.812	0.351	47.62	50.46	39.53
		Ro tail	97.44	0.024	0.023	0.058	0.015	28.40	49.54	60.47
		Calc Hd	100.00	0.088	0.086	0.114	0.018	100.00	100.00	100.00
		Assay Head		0.093		0.058	0.024			
		Combined Products								
		Knelson Con + Ro con 1-4	**2.56**	**2.46**	**0.063**			**71.60**		
Comments: Knelson con contained free Au 50 um (3 pieces) to 100 um (3 piece). The No. 1 Ro con contained free Au 50-250um										
8	354	Knelson Con	0.63	5.54	0.035	-	-	37.36	-	-
		Ro Con. No. 1-4	2.01	1.63	0.033	2.16	0.32	34.81	43.4	36.62
		Ro tail	97.36	0.024	0.023	0.058	0.015	27.83	56.6	63.38
		Calc Hd	100.00	0.094	0.091	0.100	0.017	100.00	100.00	100.00
		Assay Head		0.093		0.058	0.024			
		Combined Products								
		Knelson Con + Ro con 1-4	**2.64**	**2.57**	**0.068**			**72.17**		
Comments: Knelson con contained free Au 50 um (5 pieces) to 350 um (1 piece). The No. 1 Ro con contained free Au 50-200um

P-4080: CDM Sample No. 5 (20% Sample 1, 20% Sample 2 and 60% Sample 3)
Au Grade and Recovery vs Flotation Time at Various Grind Sizes

Cum Flotation	T-5 P80=82 um		T-4 P80=103 um		T-3 P80=144 um		T-2 P80=187 um		T-6 P80=226 um		T-7 P80=270 um		T-8 P80=354 um	
Time, min	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %
0	9.13	16.94	10.63	11.96	12.48	10.98	9.83	17.39	4.51	26.60	4.11	23.98	5.54	37.36
0.5	2.78	45.51	4.13	52.48	4.96	54.39	7.01	60.70	5.02	55.57	5.33	57.43	5.28	56.79
1	2.46	57.41	3.16	60.71	4.06	63.34	5.64	68.78	4.32	63.25	4.75	62.72	4.27	61.52
2	1.67	66.10	2.12	66.61	3.29	67.01	4.27	75.14	3.37	68.83	3.31	67.75	3.24	66.99
4	1.20	71.25	1.82	71.90	2.28	73.22	3.25	79.03	2.55	73.29	2.46	71.60	2.57	72.17
Ro Tail	0.024	28.75	0.026	28.10	0.023	26.78	0.019	20.97	0.024	26.71	0.024	28.40	0.024	27.83
Calc Head	0.079	100.00	0.089	100.00	0.084	100.0	0.090	100.0	0.086	100.0	0.088	100.0	0.094	100.0
Assay Head	0.093		0.093		0.093		0.093		0.094		0.093		0.093	

NOTE: Au grade and recovery at time"0" is associated with the Knelson concentrate

P-4080: CDM Sample No. 5
Au Recovery vs Cumulative Flotation Time at Various Grind Sizes
(Au recovery at time "0" is associated with the Knelson concentrate)

Au Recovery, %
Cumulative Flotation Time, min
T-5; P80=82um
T-4: P80=103um
T-3: P80=144um
T-2: P80=187um
T-6: P80=226um
T-7: P80=270um
T-8: P80=354um

P-4080: CDM Sample No. 5
Au Grade (opt) vs Cumulative Flotation Time at Various Grind Sizes
(Au grade at time "0" is associated with the Knelson concentrate)

Au Grade, opt
Cumulative Flotation Time, min
T-5: P80=82um
T-4: P80=103um
T-3: P80=144um
T-2: P80=187um
T-6: P80=226um
T-7: P80=270um
T-8: P80=354um

P-4080: CDM - Results of Knelson/Flotation Test Work on 5 Samples
Au Grade and Recovery vs Flotation Time (8 min) on each sample

Cum Flotation Time, min	T-10 Sample 1 P80=176 microns		T-11 Sample No. 2 P80=182 microns		T-12 Sample No. 3 P80=185 microns		T-13 Sample No. 4 P80=205 microns		T-14 Sample No. 5 P80=184 microns		T-14 Sample No. 5* P80=187 microns	
	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %	Au, opt	Au Rec, %
0	33.54	36.40	11.68	24.49	1.38	14.90	140.41	50.34	4.84	21.72	9.83	17.39
0.5	8.00	80.09	9.46	52.12	1.48	36.15	88.96	71.95	5.87	60.54	7.01	60.70
1	5.95	91.87	6.84	59.46	1.15	43.66	63.44	77.76	4.83	73.47	5.64	68.78
2	5.35	96.85	4.63	65.74	0.99	47.42	46.77	79.37	3.92	76.92	4.27	75.14
4	4.61	97.66	3.90	68.72	0.833	50.53	32.94	80.74	3.03	79.84	3.25	79.03
8	3.71	98.38	2.90	72.61	0.684	57.39	21.92	82.26	2.28	82.31		
Ro Tail	0.0025	1.62	0.046	27.39	0.020	42.61	0.024	17.74	0.0195	17.69	0.0192	20.97
Calc Head	0.150	100.00	0.160	100.00	0.045	100.00	0.241	100.00	0.106	100.0	0.090	100.0
Assay Head	0.120		0.144		0.033		0.436**		0.093		0.093	

NOTE: Au grade and recovery at time"0" is associated with the Knelson concentrate
* Floation time of 4 minutes
**SAMPLE CONTAINED SIGNIFICANT FREE GOLD: Individual head samples (2 separate cuts) assayed 0.578 and 0.295 optAu. Ave =0.436 opt Au.

P-4080: CDM Samples No. 1 - 5
Au Recovery vs Cumulative 8 min Flotation Time at a Targeted P80=190 microns
(Au recovery at time "0" is associated with the Knelson concentrate)
Au Recovery, %
Cumulative Flotation Time, min
T10-14: add 0.005 #/t each A 208 & PAX at 4 min
T-10 Sample 1: P80=176um
T-11 Sample 2: P80=182um
T-12 Sample 3: P80=185um
T-13 Sample 4: P80=205um
T-14 Sample 5: P80=184um
T-5 Sample 5: (4 min float): P80=187um

P-4080: CDM Samples No. 1 - 5
Au Grade (opt) vs Cumulative 8 min Flotation Time at a Targeted Grind P80=190 microns
(Au grade at time "0" is associated with the Knelson concentrate)
Au Recovery, %
Cumulative Flotation Time, min
T10-14: add 0.005 #/t each A 208 & PAX at 4 min
T-10 Sample 1: P80=176um
T-11 Sample 2: P80=182um
T-12 Sample 3: P80=185um
T-13 Sample 4: P80=205um
T-14 Sample 5: P80=184um
T-5 Sample 5: (4 min float): P80=187um

Sample No. 5 BWI Results

P-4080: CDM Sample No. 5
Summary of Bond Work index test (BWI) Closing Size 100 mesh (150 micron)

F80, micons	P80, microns	gm/mill rev (last 3 cycles)	BWI kWh/short ton	BWI kWh/metric ton
2236	126	1.804	12.78	14.09

Dawson Metallurgical Laboratories (a subsidiary of FLSmidth minerals)
2030 N. Redwood Rd., Suite 70
Salt Lake City, Utah 84116 phone (801) 596-0430 - fax (801) 596-0425 - slcdawsonlabs@flsmidth.com

P-4080: CDM: Standard Bond (ball mill) Work Index
Sample: Sample No. 5 (20 No. 1, 20% No. 2 and 60% No. 3)

[Closing size = 100 US Mesh (150 microns Date: 6/24/2009
Technician: SH
Mill: DML
Ball charge: PD
Sample:
Interval

WORK INDEX: kWh/short ton 12.78
WORK INDEX: kWh/metric tonne 14.09
Semi-Log Interpolated

Charge weight, grams: 1230.1 F80 = 2235.8
Circulating load, grams: 351.5 P80 = 126.4
%-100m in feed 150 10.51 Gbp = 1.804

Feed Size, US Stdt. (Mesh) µm	Feed Weight (grams)	Feed Percent Retained Individual	Feed Percent Retained Cum.	Feed % Passing Cum.	Product Size, US Stdt. (Mesh) µm	Product Weight (grams)	Product Percent Retained Individual	Product Percent Retained Cum.	Product % Passing Cum.
3,350	0.0	0.00	0.00	100.00					
2,800	25.5	2.55	2.55	97.45					
2,360	134.3	13.45	16.01	83.99					
1,700	241.7	24.21	40.22	59.78					
1,180	163.4	16.37	56.59	43.41					
850	93.9	9.41	66.00	34.00					
600	75.2	7.53	73.53	26.47					
425	53.3	5.34	78.87	21.13					
300	41.9	4.20	83.07	16.93	150	0.0	0.00	0.00	100.00
212	35.2	3.53	86.60	13.40	125	74.2	21.33	21.33	78.67
150	**28.9**	**2.90**	**89.49**	**10.51**	106	37.1	10.66	31.99	68.01
106	24.9	2.49	91.99	8.01	74	70.8	20.35	52.34	47.66
75	20.4	2.04	94.03	5.97	53	49.8	14.31	66.66	33.34
Minus 75	59.6	5.97	100.00	0.00	45	14.0	4.02	70.68	29.32
					Minus 45	102.0	29.32		
Totals	998.2	100.00				347.9	100.00		

Cycle	Cir. Load Ratio	New Feed	Undersize in Feed	To be Produced	Mill Turns	Oversize In Product	Undersize In Product	Total Undersized Produced	Grams per Mill Rev.
1	0.74	1230.1	129.3	222.2	**120**	907.1	323.0	193.7	1.614
2	2.75	323.0	33.9	317.5	195	888.8	341.3	307.4	1.576
3	2.55	341.3	35.9	315.6	195	869.7	360.4	324.5	1.664
4	2.42	360.4	37.9	313.6	183	871.0	359.1	321.2	1.755
5	2.45	359.1	37.7	313.7	174	878.8	351.3	313.6	1.802
6	2.51	351.3	36.9	314.5	172	882.2	347.9	311.0	1.808
7	2.53	347.9	36.6	314.9	174	879.8	350.3	313.7	1.803
8									
9									
								Ave. Last Three Cycles	1.804

APPENDIX C

Data Test Sheets

FLSmidth
DAWSON METALLURGICAL LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 6-19 -09
BY: PB & NA

TEST No. 1 **NAME:** CDM Sample No. 5

Conduct GRG test at 1700 and P95= 212 and 100 microns

Product	Weight	Percent Weight	Assay, Au, ppm	Assay, Au, opt	Units Au, mg from assay	Units Au opt product	Units Au opt ore	Distribution Au
1700um gravity con	2.03	0.21	329.06	9.5977	0.6680	0.6942	0.0202	23.82
212 um gravity con	0.54	0.06	381.48	11.1265	0.2060	0.2141	0.0062	7.35
100 um gravity con	0.87	0.09	433.33	12.6389	0.3770	0.3918	0.0114	13.44
Knelson gravity tails*	958.8	99.64	1.62	0.0473	1.6142	1.6142	0.0471	55.39
Head Calculated	962.2	100.00	2.914	0.0850	2.8652	2.9143	0.0850	100.00
Head Assayed (ave of 2 cuts)	1000.0			0.0930				
* Au assays an average of 2 separate cuts								
Combined Product Knelson Cons	3.4	0.36		10.61		1.300	0.038	44.61

OPERATION					
OPERATION / TIME / REAGENTS - LBS PER TON	Conduct Knelson gravity test on -10 mesh (1700 um) material. Assay con	Filter the gravity tails	Rod mill grind -10 mesh Knelson tails to targeted 212um Conduct Knelson gravity test. Reprocess Knelson tails a second time	Filter the gravity tails	Rod mill grind -212 um Knelson tails to targeted 100um Conduct Knelson gravity test. Reprocess Knelson tails a second time
Rod Mill grind time, min			15		20
Ore	-10 m= 1000 gm		-10m tail ?1000 gm		-212um tail ? 1000 gm
water	670 ml		670 ml		670 ml
MACHINE					
R.P.M.					
pH					
% SOLIDS					
TEMPERATURE					

Grinding Product MESH	-100 um Gr tail
+35	
+48	
+65	0.1
+100	0.3
+150	2.7
+200	10.5
+270	14.6
+325	7.2
+400	9.4
+500	55.2
+635	
-635	
Total	100.0
P95, µm	100

Remarks:

-10 mesh Knelson con free gold - 1 piece 150 micron (flat) app. 6 pieces at 50 micron. Nice gold ..high purity. Also, some Py, magnetite, hematite, trace Cpy and Bn(?)

-212 micron Knelson con free gold - 2 pieces 250um, 2 pieces 150um, +/- 5 pieces 50 um. Nice..high purity.

-100 micron Knelson con free gold -
300 um: 1 piece
250um: 2 pieces
150 um: 6 pieces
100 um: 11 pieces
50 um: 10 pieces

significant fine free gold (50-100um) collected in the second Knelson pass.

FLSmidth
DAWSON
METALLURGICAL
LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 6-19 -09
BY: PB & NA

TEST No. 2 **NAME:** CDM Sample No. 5

Conduct Knelson gravity test (2 passes) on Sample No. 5 ball Mill ground to targeted P80=212 microns. Conduct kinetic flotation test on Knelson gravity tails

Product	Weight	Percent Weight	Assay: Au,ppm	Assay: Au opt	Assay: Ag, opt	Assay: Cu, %	Units: Au, total mg (assay)	Units: Au, mg	Units: Au opt ore	Units: Ag	Units: Cu	Distribution: Au	Distribution: Ag	Distribution: Cu
Knelson con	1.54	0.16	337.01	9.8295			0.5190	0.5337	0.0156			17.39		
Ro con No. 1	5.99	0.62	215.86	6.2959	6.650	0.95	1.2930	1.3296	0.0388	0.0410	0.006	43.32	26.75	30.43
Ro con No. 2	3.09	0.32	77.99	2.2748	3.150	0.32	0.2410	0.2478	0.0072	0.0100	0.001	8.07	6.54	5.34
Ro con No. 3	4.72	0.49	40.25	1.1741	1.930	0.16	0.1900	0.1954	0.0057	0.0094	0.001	6.37	6.12	4.06
Ro con No. 4	5.84	0.60	19.86	0.5793	1.200	0.087	0.1160	0.1193	0.0035	0.0072	0.001	3.89	4.71	2.73
Ro tails*	951.3	97.82	0.658	0.0192	0.088	0.015	0.6437	0.6437	0.0188	0.0856	0.011	20.97	55.89	57.45
Head Calculated	972.5	100.00	3.069	0.090	0.153	0.019	3.0027	3.0694	0.0895	0.1531	0.019	100.00	100.00	100.00
Head Assayed (ave of 2 cuts)	1000.0			0.093	<0.058	0.024								
* Ro tails- Au assays an average of 2 separate assay cuts														
Combined Products														
Knelson con + Ro con # 1	7.53	0.77	240.64	7.019			1.8120	1.8633	0.0543			60.70		
Knelson con + Ro con # 1& 2	10.62	1.09	193.31	5.638			2.0530	2.1111	0.0616			68.78		
Knelson con + Ro con # 1-3	15.34	1.58	146.22	4.265			2.2430	2.3065	0.0673			75.14		
Knelson con + Ro con # 1-4	21.18	2.18	111.38	3.249			2.3590	2.4258	0.0708			79.03		
Combined Products														
Ro con 1 + 2	9.08	0.93		4.9275	5.4589	0.734		1.5774		0.0510	0.0069	51.39	33.28	35.77
Ro con 1-3	13.80	1.42		3.6437	4.2519	0.537		1.7728		0.0603	0.0076	57.76	39.40	39.83
Ro con 1-4	19.64	2.02		2.7325	3.3444	0.403		1.8921		0.0675	0.0081	61.64	44.11	42.55

Conduct a Knelson gravity test on the RMG sample. Reprocess the gravity tails a 2nd time througn the Knelson concentrator. Combine the gravity con. Filter the tails & place in the flotation cell, and conduct a kinetic bulk S= flotation test.

		Bulk S= flotation					Grinding Product	
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Ro # 4		
TIME	9	2	0 - 0.5'	0.5 - 1'	1 - 2'	2 - 4		Ro tails
REAGENTS - LBS PER TON								
Ore (-10 mesh)	1000						**MESH**	
water	670						+14	0.2
							+20	0.2
							+28	0.3
							+35	0.3
							+48	3.9
A208		0.01			0.005	0.005	+65	8.9
PAX 1%		0.01			0.005	0.005	+100	16.8
MIBC		0.015					+150	13.3
							+200	13.8
							+270	9.4
MACHINE		1000	1000	1000	1000	1000	+325	3.8
R.P.M.		900	900	900	900	900	+400	4.1
pH		8					+500	25.0
% SOLIDS							+635	
							-635	
TEMPERATURE							Total	100.0
							P_{80}, µm	187

Remarks:

Knelson con free gold - 300um: 1 piece
150 um: 2 pieces
50 um: 15 pieces

 # 1 Ro con free gold- 2 pieces 100 micron, 7 pieces 50 microns
Ro tail - Clean, some magetite/hematite… no S=

FLSMIDTH
DAWSON METALLURGICAL LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 7-8 -09
BY: PB

TEST No. 9 **NAME:** CDM Sample No. 5

Conduct bulk flotation test using T-3 conditions to generate water for detailed analysis.

Product	Weight	Percent Weight	Assay, opt or %				Units				Distribution		
			Au, ppm	Au opt	Ag, opt	Cu, %	Au, mg	Au opt ore	Ag	Cu	Au	Ag	Cu
Ro con No. 1	10.50	1.06	209.00	6.0958	174	0.58	2.2234	0.0648	1.8511	0.006	53.04	65.66	35.86
Ro con No. 2-4	24.10	2.44	43.70	1.2746	54	0.15	1.0670	0.0311	0.0032	0.0000	25.46	0.11	0.00
Ro tails*	952.4	96.49	0.934	0.0272	1	0.014	0.9013	0.0263	0.9649	0.011	21.50	34.23	64.14
Head Calculated	987.0	100.00	4.192	0.122	3	0.017	4.1917	0.1223	2.8192	0.017	100.00	100.00	100.00
Head Assayed (ave of 2 cuts)	1000.0			0.093	<0.058	0.024							
* Ro tails- Au assays an average of 2 separate assay cuts													
Combined products													
Ro con No 1-4	34.6	3.51	93.863	2.738	52.893	0.175	3.290	0.096	1.854	0.006	78.50	65.77	35.86

		Bulk S= flotation				
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Ro # 4
TIME	12		0 - 0.5'	0.5 - 1'	1 - 2'	2 - 4
REAGENTS - LBS PER TON						
Ore (-10 mesh)	1000					
water	670					
A208		0.01		0.005	0.005	
PAX 1%		0.01		0.005	0.005	
MIBC		0.015				
MACHINE		1000		1000	1000	1000
R.P.M.		900		900	900	900
pH	7.8	8		8	8	8
% SOLIDS						
TEMPERATURE						

Grinding Product	
	Ro tails
MESH	
+14	
+20	
+28	
+35	0.2
+48	1.0
+65	5.1
+100	12.1
+150	13.7
+200	16.8
+270	10.9
+325	3.8
+400	5.7
+500	30.7
+635	
-635	
Total	100.0
P_{80}, µm	144

Remarks:

FLSmidth
DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 7-10-09
BY: PB

TEST No. 10 NAME: CDM Sample No. 1

Conduct Knelson gravity test (2 passes) on Sample No. 1 ball Mill ground to targeted P80=190 microns. Conduct kinetic flotation test on Knelson gravity tails

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Cu, %	S=	Units: Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Distribution: Au	Ag	Cu
Knelson con	1.62	0.16	1150.00	33.5417				1.863	1.8757	0.0547			36.40		
Ro con No. 1	13.32	1.34	167.87	4.8961	7.820	0.68		2.236	2.2513	0.0657	0.1049	0.009	43.69	55.11	36.67
Ro con No. 2	8.11	0.82	74.35	2.1686	4.750	0.33		0.603	0.6071	0.0177	0.0388	0.003	11.78	20.38	10.76
Ro con No. 3	3.99	0.40	63.91	1.8640	2.360	0.22		0.255	0.2567	0.0075	0.0095	0.001	4.98	4.98	3.60
Ro con No. 4	4.55	0.46	9.01	0.2628	1.110	0.113		0.041	0.0413	0.0012	0.0051	0.001	0.80	2.67	2.08
Ro con No. 5	8.03	0.81	4.61	0.1344	0.525	0.084		0.037	0.0373	0.0011	0.0042	0.001	0.72	2.23	2.72
Ro tails*	953.6	96.01	0.087	0.0025	0.029	0.003	0.053	0.0835	0.0835	0.0024	0.0278	0.011	1.62	14.63	44.17
Head Calculated	993.2	100.00	5.153	0.150	0.190	0.025		5.1185	5.1529	0.1503	0.1903	0.025	100.00	100.00	100.00
Head Assayed (ave of 2 cuts)	1000.0		4.120	0.120	<0.058	0.020	0.959								
* Ro tails- Au assays an average of 2 separate assay cuts															
Combined Products															
Knelson con + Ro con # 1	14.94	1.50	274.36	8.0023				4.0990	4.1270	0.1204			80.09		
Knelson con + Ro con # 1& 2	23.05	2.32	203.99	5.9497				4.7020	4.7341	0.1381			91.87		
Knelson con + Ro con # 1-3	27.04	2.72	183.32	5.3469				4.9570	4.9908	0.1456			96.85		
Knelson con + Ro con # 1-4	31.59	3.18	158.21	4.6146				4.9980	5.0321	0.1468			97.66		
Knelson con + Ro con # 1-5	39.62	3.99	127.08	3.7066				5.0350	5.0694	0.1479			98.38		
Combined Products															
Ro con 1 + 2	21.43	2.16		3.8639	6.6582	0.547			2.8584		0.1437	0.0118	55.47	75.49	47.43
Ro con 1-3	25.42	2.56		3.5500	5.9835	0.496			3.1151		0.1531	0.0127	60.45	80.47	51.03
Ro con 1-4	29.97	3.02		3.0510	5.2436	0.438			3.1564		0.1582	0.0132	61.25	83.14	53.11
Ro con 1-5	38.00	3.83		2.4347	4.2465	0.363			3.1937		0.1625	0.0139	61.98	85.37	55.83

Conduct a Knelson gravity test on the RMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.

		Bulk S= flotation					
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Ro # 4	Ro # 5
TIME	11	2	0 - 0.5'	0.5 - 1'	1 - 2'	2 - 4	4-8
REAGENTS - LBS PER TON							
Ore (-10 mesh)	1000						
water	670						
A208		0.01			0.005		0.005
PAX 1%		0.01			0.005		0.005
MIBC		0.03					
MACHINE		1000	1000	1000	1000	1000	1000
R.P.M.		900	900	900	900	900	900
pH	8.0	7.8					
% SOLIDS							
TEMPERATURE							

Grinding Product	Ro tails	
MESH		%
+14		
+20		
+28		
+35	0.6	
+48	2.3	
+65	8.9	
+100	15.1	
+150	15.3	
+200	15.0	
+270	9.9	
+325	4.0	
+400	4.1	
+500	24.8	
+635		
-635		
Total	100.0	

P_{80}, µm 176

Remarks:

Knelson con free gold - 750 X 400micron: 1 piece
750 micron: 1 piece
500 micron: 1 piece
400 micron: 1 piece
250 micron: 3 piece

 # 1 Ro con free gold- 250 micron: 1 piece
150 micron: 6 pieces
100 micron: 10 pieces
50 micron: +20 pieces

Ro tails - clean trace magnetite

FLSmidth
DAWSON
METALLURGICAL
LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 7-10-09
BY: PB

TEST No. 11 NAME: CDM Sample No. 2

Conduct Knelson gravity test (2 passes) on Sample No. 2 ball Mill ground to targeted P80=190 microns. Conduct kinetic flotation test on Knelson gravity tails

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Cu, %	S=	Units: Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Distribution: Au	Ag	Cu
Knelson con	3.33	0.34	400.60	11.6842				1.334	1.3432	0.0392			24.49		
Ro con No. 1	5.42	0.55	277.68	8.0989	10.000	0.89		1.505	1.5154	0.0442	0.0546	0.005	27.63	16.46	25.33
Ro con No. 2	5.06	0.51	79.05	2.3057	4.030	0.20		0.400	0.4028	0.0117	0.0205	0.001	7.34	6.19	5.40
Ro con No. 3	8.73	0.88	39.18	1.1426	2.710	0.10		0.342	0.3444	0.0100	0.0238	0.001	6.28	7.19	4.61
Ro con No. 4	5.42	0.55	29.89	0.8718	2.830	0.093		0.162	0.1631	0.0048	0.0154	0.001	2.97	4.66	2.63
Ro con No. 5	11.76	1.18	18.03	0.5258	1.800	0.079		0.212	0.2135	0.0062	0.0213	0.001	3.89	6.43	4.87
Ro tails*	953.4	96.00	1.565	0.0456	0.204	0.016	0.038	1.5024	1.5024	0.0438	0.1958	0.011	27.39	59.07	57.16
Head Calculated	993.1	100.00	5.485	0.160	0.332	0.019		5.4574	5.4848	0.1600	0.3315	0.019	100.00	100.00	100.00
Head Assayed (ave of 2 cuts)	1000.0		4.950	0.144	0.350	0.028	0.194								
* Ro tails- Au assays an average of 2 separate assay cuts															
Combined Products															
Knelson con + Ro con # 1	8.75	0.88	324.46	9.4633				2.8390	2.8587	0.0834			52.12		
Knelson con + Ro con # 1& 2	13.81	1.39	234.54	6.8408				3.2390	3.2614	0.0951			59.46		
Knelson con + Ro con # 1-3	22.54	2.27	158.87	4.6338				3.5810	3.6058	0.1052			65.74		
Knelson con + Ro con # 1-4	27.96	2.82	133.87	3.9045				3.7430	3.7689	0.1099			68.72		
Knelson con + Ro con # 1-5	39.72	4.00	99.57	2.9042				3.9550	3.9824	0.1162			72.61		
Combined Products															
Ro con 1 + 2	10.48	1.06		5.3018	7.1175	0.560			1.9182		0.0751	0.0059	34.97	22.66	30.73
Ro con 1-3	19.21	1.93		3.4116	5.1145	0.352			2.2626		0.0989	0.0068	41.25	29.84	35.34
Ro con 1-4	24.63	2.48		2.8527	4.6118	0.295			2.4257		0.1144	0.0073	44.23	34.50	37.97
Ro con 1-5	36.39	3.66		2.1007	3.7031	0.225			2.6392		0.1357	0.0082	48.12	40.93	42.84

				Bulk S= flotation							Grinding		
OPERATION (old mill)	BM	Conduct a Knelson gravity test on the RMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.		Cond	Ro # 1	Ro # 2	Ro # 3		Ro # 4	Ro # 5		Product	
TIME	9			2	0 - 0.5'	0.5 - 1'	1 - 2'		2 - 4	4-8		Ro tails	
REAGENTS - LBS PER TON													
Ore (-10 mesh)	1000										MESH		%
water	670										+14	0.4	
											+20	0.3	
											+28	0.4	
											+35	0.6	
											+48	3.9	
A208				0.01			0.005			0.005	+65	9.2	
PAX 1%				0.01			0.005			0.005	+100	11.8	
MIBC				0.03							+150	12.0	
											+200	11.7	
											+270	8.7	
MACHINE				1000	1000	1000	1000		1000	1000	+325	3.8	
R.P.M.				900	900	900	900		900	900	+400	4.0	
pH	7.7			8							+500	33.2	
% SOLIDS											+635		
											-635		
TEMPERATURE											Total	100.0	

P_{80}, µm 182

Remarks:

Knelson con free gold - 200 micron: 3 piece
150 micron: 3 piece
100 micron: 2 piece
50 micron: +10 piece

 # 1 Ro con free gold- 150 micron: 2 piece
100 micron: +/-10 pieces
50 micron: +/-15 pieces

Ro tails - clean trace magnetite

FLSmidth
DAWSON
METALLURGICAL
LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 7-10-09
BY: PB

TEST No. 12 NAME: CDM Sample No. 3

Conduct Knelson gravity test (2 passes) on Sample No. 3 ball Mill ground to targeted P80=190 microns. Conduct kinetic flotation test on Knelson gravity tails

Product	Weight	Percent Weight	Assay, opt or % Au, ppm	Au opt	Ag, opt	Cu, %	S=	Units Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Distribution Au	Ag	Cu
Knelson con	4.85	0.49	47.42	1.3832				0.230	0.2324	0.0068			14.90		
Ro con No. 1	6.18	0.62	53.07	1.5480	5.390	0.58		0.328	0.3315	0.0097	0.0337	0.004	21.25	24.13	20.29
Ro con No. 2	6.06	0.61	19.14	0.5583	3.290	0.20		0.116	0.1172	0.0034	0.0201	0.001	7.51	14.44	6.74
Ro con No. 3	4.52	0.46	12.83	0.3743	2.940	0.12		0.058	0.0586	0.0017	0.0134	0.001	3.76	9.62	3.14
Ro con No. 4	5.71	0.58	8.41	0.2452	0.958	0.097		0.048	0.0485	0.0014	0.0055	0.001	3.11	3.96	3.16
Ro con No. 5	10.44	1.06	10.15	0.2961	1.040	0.078		0.106	0.1071	0.0031	0.0110	0.001	6.87	7.86	4.61
Ro tails*	951.8	96.18	0.691	0.0202	0.058	0.017	0.035	0.6646	0.6646	0.0194	0.0558	0.011	42.61	39.98	62.05
Head Calculated	989.6	100.00	1.560	0.045	0.140	0.018		1.5506	1.5600	0.0455	0.1395	0.018	100.00	100.00	100.00
Head Assayed (ave of 2 cuts)	1000.0		1.120	0.033	<0.058	0.029	0.052								
* Ro tails- Au assays an average of 2 separate assay cuts															
Combined Products															
Knelson con + Ro con # 1	11.03	1.11	50.59	1.4755				0.5580	0.5639	0.0164			36.15		
Knelson con + Ro con # 1& 2	17.09	1.73	39.44	1.1503				0.6740	0.6811	0.0199			43.66		
Knelson con + Ro con # 1-3	21.61	2.18	33.87	0.9880				0.7320	0.7397	0.0216			47.42		
Knelson con + Ro con # 1-4	27.32	2.76	28.55	0.8327				0.7800	0.7882	0.0230			50.53		
Knelson con + Ro con # 1-5	37.76	3.82	23.46	0.6844				0.8860	0.8953	0.0261			57.39		
Combined Products															
Ro con 1 + 2	12.24	1.24		1.0580	4.3503	0.387			0.4487		0.0538	0.0048	28.76	38.57	27.03
Ro con 1-3	16.76	1.69		0.8736	3.9700	0.316			0.5073		0.0672	0.0053	32.52	48.19	30.17
Ro con 1-4	22.47	2.27		0.7139	3.2046	0.260			0.5558		0.0728	0.0059	35.63	52.15	33.34
Ro con 1-5	32.91	3.33		0.5814	2.5179	0.202			0.6629		0.0837	0.0067	42.50	60.02	37.95

Conduct a Knelson gravity test on the RMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.

OPERATION (old mill)	BM	Bulk S= flotation Cond	Ro # 1	Ro # 2	Ro # 3	Ro # 4	Ro # 5
TIME	8	2	0 - 0.5'	0.5 - 1'	1 - 2'	2 - 4	4-8
REAGENTS - LBS PER TON							
Ore (-10 mesh)	1000						
water	670						
A208		0.01			0.005		0.005
PAX 1%		0.01			0.005		0.005
MIBC		0.03					
MACHINE		1000	1000	1000	1000	1000	1000
R.P.M.		900	900	900	900	900	900
pH	7.8	7.7					
% SOLIDS							
TEMPERATURE							

Grinding Product MESH	Ro tails	%
+14	0.1	
+20	0.2	
+28	0.2	
+35	0.6	
+48	4.1	
+65	9.8	
+100	12.8	
+150	12.2	
+200	12.2	
+270	8.7	
+325	4.0	
+400	3.9	
+500	31.2	
+635		
-635		
Total	100.0	
P_{80}, µm	185	

Remarks:

Knelson con free gold - 250 micron: 3 piece
150 micron: 2 piece
100 micron: 2 piece
50 micron: 2 piece

1 Ro con free gold- 100 micron: 2 piece
50 micron: 3 pieces

Ro feed - Trace S=
Ro tails - clean trace magnetite

FLSMIDTH
DAWSON
METALLURGICAL
LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 7-10-09
BY: PB

TEST No. 13 NAME: CDM Sample No. 4

Conduct Knelson gravity test (2 passes) on Sample No. 4 ball Mill ground to targeted P80=190 microns. Conduct kinetic flotation test on Knelson gravity tails

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Cu, %	S=	Units: Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Distribution: Au	Ag	Cu
Knelson con	0.86	0.09	4813.95	140.4070				4.140	4.1621	0.1214			50.34		
Ro con No. 1	1.08	0.11	1645.37	47.9900	10.670	0.17		1.777	1.7865	0.0521	0.0116	0.000	21.61	14.49	1.64
Ro con No. 2	1.00	0.10	478.00	13.9417	3.890	0.09		0.478	0.4805	0.0140	0.0039	0.000	5.81	4.89	0.82
Ro con No. 3	1.13	0.11	116.81	3.4071	2.350	0.05		0.132	0.1327	0.0039	0.0027	0.000	1.61	3.34	0.47
Ro con No. 4	1.81	0.18	62.43	1.8209	1.060	0.035		0.113	0.1136	0.0033	0.0019	0.000	1.37	2.41	0.55
Ro con No. 5	3.12	0.31	40.06	1.1685	0.760	0.041		0.125	0.1257	0.0037	0.0024	0.000	1.52	2.98	1.10
Ro tails*	985.7	99.10	1.480	0.0240	0.058	0.002	0.014	1.4666	1.4666	0.0428	0.0575	0.011	17.74	71.89	95.42
Head Calculated	994.7	100.00	8.268	0.241	0.080	0.012		8.2316	8.2677	0.2411	0.0800	0.012	100.00	100.00	100.00
Head Assayed (ave of 2 cuts)	1000.0		14.95	0.436	<0.058	0.003	0.032								

* Ro tails- Au assays an average of 2 separate assay cuts

SAMPLE CONTAINED SIGNIFICANT FREE GOLD: Individual head samples (2 separate cuts) assayed 0.578 and 0.295 optAu. Ave =0.436 opt Au.

Combined Products	Weight	Percent Weight	Au, ppm	Au opt	Ag, opt	Cu, %	S=	Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Dist. Au	Dist. Ag	Dist. Cu
Knelson con + Ro con # 1	1.94	0.20	3050.00	88.9584				5.9170	5.9485	0.0661			71.95		
Knelson con + Ro con # 1& 2	2.94	0.30	2175.17	63.4425				6.3950	6.4291	0.0700			77.76		
Knelson con + Ro con # 1-3	4.07	0.41	1603.69	46.7742				6.5270	6.5618	0.0733			79.37		
Knelson con + Ro con # 1-4	5.88	0.59	1129.25	32.9365				6.6400	6.6754	0.0770			80.74		
Knelson con + Ro con # 1-5	9.00	0.90	751.67	21.9236				6.7650	6.8010	0.1197			82.26		

Combined Products	Weight	Percent Weight	Au, ppm	Au opt	Ag, opt	Cu, %	S=	Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Dist. Au	Dist. Ag	Dist. Cu
Ro con 1 + 2	2.08	0.21		31.6206	7.4104	0.135			2.2670		0.0155	0.0003	27.42	19.38	2.46
Ro con 1-3	3.21	0.32		21.6887	5.6290	0.104			2.3997		0.0182	0.0003	29.03	22.72	2.92
Ro con 1-4	5.02	0.50		14.5252	3.9816	0.079			2.5133		0.0201	0.0004	30.40	25.13	3.48
Ro con 1-5	8.14	0.82		9.4057	2.7468	0.065			2.6390		0.0225	0.0005	31.92	28.11	4.58

Conduct a Knelson gravity test on the RMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.

OPERATION (old mill)	BM	Bulk S= flotation: Cond	Ro # 1	Ro # 2	Ro # 3	Ro # 4	Ro # 5
TIME	7.5	2	0 - 0.5'	0.5 - 1'	1 - 2'	2 - 4	4-8
REAGENTS - LBS PER TON							
Ore (-10 mesh)	1000						
water	670						
A208		0.01			0.005		0.005
PAX 1%		0.01			0.005		0.005
MIBC		0.03					
MACHINE		1000	1000	1000	1000	1000	1000
R.P.M.		900	900	900	900	900	900
pH	7.8	7.7					
% SOLIDS							
TEMPERATURE							

Grinding MESH	Product Ro tails	%
+14	0.1	
+20	0.1	
+28	0.1	
+35	0.2	
+48	4.7	
+65	13.2	
+100	17.3	
+150	15.5	
+200	14.2	
+270	9.4	
+325	3.7	
+400	3.1	
+500	18.4	
+635		
-635		
Total	100.0	
P_{80}, µm	205	

Remarks:

Knelson con free gold - 1000 X 500 micron: piece
+400 micron: 3 piece
200 micron: +/-10 piece
1 50 micron: +/-20 piece
1 00 micron: +/-10 piece
50 micron: +/-20 piece

 # 1 Ro con free gold- No free gold

Ro tails and feed - No visible S=

FLSmidth
DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 7-10-09
BY: PB

TEST No. 14 NAME: CDM Sample No. 5

Conduct Knelson gravity test (2 passes) on Sample No. 5 ball Mill ground to targeted P80=190 microns. Conduct kinetic flotation test on Knelson gravity tails

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Cu, %	S=	Units: Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Distribution: Au	Ag	Cu
Knelson con	4.71	0.48	165.82	4.8363				0.781	0.7877	0.0230			21.72		
Ro con No. 1	6.10	0.62	228.85	6.6749	7.300	0.87		1.396	1.4079	0.0411	0.0449	0.005	38.82	26.48	27.52
Ro con No. 2	5.16	0.52	90.12	2.6284	3.070	0.22		0.465	0.4690	0.0137	0.0160	0.001	12.93	9.42	5.99
Ro con No. 3	4.62	0.47	26.84	0.7828	1.560	0.14		0.124	0.1251	0.0036	0.0073	0.001	3.45	4.29	3.35
Ro con No. 4	7.01	0.71	14.98	0.4369	1.350	0.082		0.105	0.1059	0.0031	0.0095	0.001	2.92	5.63	3.01
Ro con No. 5	10.33	1.04	8.62	0.2513	0.700	0.062		0.089	0.0898	0.0026	0.0073	0.001	2.47	4.30	3.31
Ro tails*	953.6	96.17	0.667	0.0195	0.088	0.014	0.027	0.6415	0.6415	0.0187	0.0846	0.011	17.69	49.89	56.82
Head Calculated	991.5	100.00	3.627	0.106	0.170	0.019		3.6015	3.6268	0.1058	0.1696	0.019	100.00	100.00	100.00
Head Assayed (ave of 2 cuts)	1000.0		3.180	0.093	<0.058	0.024	0.220								
* Ro tails- Au assays an average of 2 separate assay cuts															
Combined Products															
Knelson con + Ro con # 1	10.81	1.09	201.39	5.8738				2.1770	2.1956	0.0640			60.54		
Knelson con + Ro con # 1& 2	15.97	1.61	165.44	4.8252				2.6420	2.6646	0.0777			73.47		
Knelson con + Ro con # 1-3	20.59	2.08	134.34	3.9182				2.7660	2.7896	0.0814			76.92		
Knelson con + Ro con # 1-4	27.60	2.78	104.02	3.0340				2.8710	2.8955	0.0845			79.84		
Knelson con + Ro con # 1-5	37.93	3.83	78.04	2.2761				2.9600	2.9853	0.0871			82.31		
Combined Products															
Ro con 1 + 2	11.26	1.14		4.8205	5.3616	0.571			1.8769		0.0609	0.0065	51.75	35.89	33.52
Ro con 1-3	15.88	1.60		3.6458	4.2556	0.446			2.0020		0.0682	0.0071	55.20	40.18	36.86
Ro con 1-4	22.89	2.31		2.6631	3.3657	0.334			2.1079		0.0777	0.0077	58.12	45.81	39.87
Ro con 1-5	33.22	3.35		1.9131	2.5368	0.249			2.1976		0.0850	0.0084	60.59	50.11	43.18

Conduct a Knelson gravity test on the RMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.

		Bulk S= flotation					
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Ro # 4	Ro # 5
TIME	9	2	0 - 0.5'	0.5 - 1'	1 - 2'	2 - 4	4-8
REAGENTS - LBS PER TON							
Ore (-10 mesh)	1000						
water	670						
A208		0.01			0.005		0.005
PAX 1%		0.01			0.005		0.005
MIBC		0.03					
MACHINE		1000	1000	1000	1000	1000	1000
R.P.M.		900	900	900	900	900	900
pH	8.0	7.9					
% SOLIDS							
TEMPERATURE							

Grinding Product	Ro tails
MESH	%
+14	0.2
+20	0.2
+28	0.4
+35	0.6
+48	3.7
+65	9.3
+100	13.3
+150	13.1
+200	12.6
+270	9.3
+325	3.5
+400	4.1
+500	29.7
+635	
-635	
Total	100.0
P_{80}, µm	184

Remarks:

Knelson con free gold - +500 micron: 1 piece
300 micron: 2 piece
50 micron: 5 piece

 # 1 Ro con free gold- 100 micron: +/-10 piece
50 micron: +/-10 pieces

FLSmidth
DAWSON METALLURGICAL LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4080
DATE: 7-21 -09
BY: PB

TEST No. 15 NAME: CDM Samples 1, 2, 3 and No. 5

Conduct bulk sulfide flotation test to generate water for detailed analysis and tails for thickening/filtration studies at DOE

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Cu, %	Units: Au, total mg (assay)	Au, mg	Au opt ore	Ag	Cu	Distribution: Au	Ag	Cu
0-4 min Hand Pan Ro con	5.55	0.05	1654.59	48.2590			9.183	0.7653	0.0223	0.0000	0.0000	26.03	0.00	0.00
0-4 min Ro con (remainder)	78.20	0.65	178.30	5.2004	6.563	0.990		1.1619	0.0339	0.0428	0.0065	39.52	31.75	30.17
4-20 min Ro con	113.20	0.94	43.70	1.2746	3.700	0.175		0.4122	0.0120	0.0349	0.0017	14.02	25.91	7.72
Ro tails* (calc)	11803.0	98.36	0.611	0.0178	0.058	0.014		0.6005	0.0175	0.0570	0.0133	20.43	42.35	62.10
Head Calculated	12000.0	100.00	2.940	0.086	0.135	0.021		2.9399	0.0857	0.1347	0.021	100.00	100.00	100.00
	12000.0		3.180	0.093	<0.058	0.024								
* Ro tails- Au assays an average of 2 separate assay cuts														
Combined Products														
Hand pan con + Ro con (0-20')	197.0	1.64	142.538	4.157	4.733	0.494	9.18	2.34	0.068	0.08	0.01	79.57	57.65	37.90

	Sample No. 1		Sample No. 2	Sample No. 3		Sample No. 5	Combine all	Bulk S= flotation					combine	Grinding		
OPERATION (old mill)	BM		BM	BM		BM	ground samples	Cond	Ro # 1*		Ro # 2	Ro # 3	con for	Product		
TIME	9		9	8		9	into the large	2	0-4		4-12	12-20	assay		Ro tails	
REAGENTS - LBS PER TON							flotation cell									
Ore (-10 mesh)	1000 X 2		1000 X 2	1000 X 6		1000 X 2	for bulk S=							MESH		%
water	670 X 2		670 X 2	670 X 6		670 X 2	flotation.							+14		
														+20		
														+28	0.6	
														+35	0.8	
														+48	3.8	
A208								0.01			0.005	0.005	0.01	+65	10.0	
PAX 1%								0.01			0.005	0.005	0.01	+100	14.0	
MIBC														+150	13.2	
														+200	13.2	
														+270	8.6	
MACHINE								1.3 ft3	1.3 ft3		1.3 ft3	1.3 ft3		+325	3.8	
R.P.M.								900	900		900	900		+400	4.0	
pH	7.9							8						+500	28.0	
% SOLIDS														+635		
														-635		
TEMPERATURE														Total	100.0	

Remarks: P_{80}, µm 188

* Hand pan the Ro con. Weigh and assay the hand pan con for total mg Au
Hand pan con - Significant free gold ranging from 50 to about 300 microns in size

Appendix C

CAMP DRESSER & MCKEE, INC.

Final Report on Cleaner Flotation Test Work Conducted
on a Single Master Composite for Garnet Mining.

November 30, 2009

OUR PROJECT NO. P-4105

APPENDICES:
Appendix A -	Table, Graphs and Data Test Sheets
Appendix B -	DCM Science Laboratory, Inc. Mineralogy Report on
Rougher Tails and Rougher Concentrate Hand Pan Tails

November 30, 2009

Camp Dresser & McKee Inc.
Chase Tower
50 West Broadway, Suite 1000
Salt Lake City, Utah 84101-2005

Attention:      Mr. Darrell Himmesoete

Subject:         Final Report on Cleaner Flotation Test Work Conducted on a Single Master Composite for Garnet Mining. Our Project No. P-4105.

Dear Mr. Himmesoete,

DML was contracted by Camp Dresser & McKee (CDM) to perform cleaner flotation test work on a single Master Composite (MC) for Garnet Mining on a property located in Montana. The test work was conducted to evaluate the feasibility of upgrading bulk sulfide rougher flotation concentrates into a low weight, high purity gold bearing final concentrate that could possibly be processed on site to generate dore metal. The flotation feed material was Knelson gravity concentrator tails.

Previous test work under our project No. P-4080 was conducted on five individual samples from the Garnet Mining property. The work focused on gold recovery using a Knelson Gravity Bowl, followed by bulk sulfide flotation of the Knelson tailings. Gold recovery of the combined Knelson/flotation concentrate ranged from 57 to 98%. Gold grades of 0.7 to 22 opt combined product were obtained. A summary table of the results is presented below.

P-4080: CDM Garnet Mining
Samples 1-5: Results of Total Gold Recovery (Gravity + Flotation) at a Targeted P80=190 µm

	Grind P80,		Knelson Con + 8 min Flotation Con
			Au Assay,	Au Distribution,	Au Dist, %
Sample No.	Microns	Wgt %	opt product	opt of ore
1	176	4.0	3.71	0.15	98.4
2	182	4.0	2.90	0.12	72.6
3	185	3.8	0.68	0.03	57.4
4*	205	0.9	21.92	0.12	82.3
5	184	3.8	2.28	0.09	82.3
5**	187	2.2	3.25	0.07	79.0**

*Sample 4 contained significant free Au.
** Results based on 4 minutes of flotation time.

The overall gold recovery into the Knelson/rougher flotation concentrates was acceptable, but the gold grade was too low for possible on site processing into dore.

The following work was conducted in the current test program.

·	Conduct a confirming test on the current MC following the Knelson gravity/bulk sulfide flotation procedure used in the previous work (P-4080). The sample was ball mill ground to a P80=191 microns.
·

Conduct 2 separate, 16 kg Knelson gravity tests on ball mill ground MC to a

P80=190 microns, followed by bulk sulfide rougher flotation tests on each of the Knelson tails to generate rougher concentrates. The Knelson concentrate was hand pan for a final product.

·	Conduct two separate tests on the rougher concentrates.
-	Conduct a single stage cleaner flotation test of the rougher concentrate without regrinding and at a natural pH=8 (T-2).
-	Hand panned the rougher concentrate into a small weight hand pan concentrate (T-2A).
·	Send the remaining rougher tails to CDM in Bellevue, WA for Geotech work.
·	Conduct an assay screen test from a split of rougher tailings from T-2. Assay each fraction for gold.
·	Have mineralogy work conducted by DCM Science on rougher tailing and rougher concentrate hand pan tails from T-2A, to determine the gold occurrence in each sample.
I.	Sample Description and Head Assay

Twenty-one (21) individual samples ranging in weight from 0.5 to 6.2 kg were received at our lab on September 15, 2009 and assigned our project No. P-4105. The individual samples were labeled "Grant Hartford Corp." and appeared to be reverse circulation cuttings (RC). All of the individual samples were combined into a single Master Composite (MC) that weighed approximately 85 kg. The MC was stage crushed to 100% -10 mesh using a parallel rolls crusher. The entire -10 mesh sample was blended by cone and quarter and split into 25 kg batches. Each batch was sub split into 2.0 kg test charges using s spinning riffler.

A single test charge was sub split for head assays using a spinning riffler Assays conducted were Au (in triplicate), Ag, Cu, Fe, Stotal and S=. Gold was assayed by fire assay with a gravimetric finish; Ag, Cu and Fe were assayed by AA. Total sulfur was assayed using a Leco sulfur analyzer; S= was determined by a NaCO3leach to dissolve SO4species followed by sulfur determination using the Leco. The difference between Stotal and S= in the residue is the SO4 assay. Head assays are reported in the table below.

P-4105: CDM Garnet Mining
MC Head Assay Results

Cut	opt				%
	Au	Ag	Cu	Fe	Stotal	SSO4	S=
1	0.050	<0.058	0.0314	2.92	0.217	0.042	0.175
2	0.068
3	0.174
Ave	0.097

Note: The variation in the gold head assays is due to free gold within the MC.

II.	Test Results

All flotation reagent dosages are reported in lb/ton of ore, unless otherwise stated.

All Knelson concentrates were hand panned using a vanning plaque resulting in a low weight, gold bearing hand pan concentrate and a hand panned tailings products. All hand panned tailings were combined with the Knelson gravity tailings. The hand panned concentrates are referred to in this report as Knelson concentrates. All hand pan concentrates were assayed for gold only (as total milligrams of gold) Test products were assayed for gold, silver iron and sulfur. Due to the low grades of silver and iron only gold (and some sulfur) results will be presented in the body of this report. Complete results are presented in detailed data tables and test sheets in the appendix at the end of this report.

II.A	Summary

Results of test work on the MC used in the current study were comparable to those obtained from Sample No. 5 (identified as a MC) from earlier work.

Free gold was observed in all hand pan and flotation concentrates, and varied in size from 750 microns to 50 microns in size. In general the average size of the free gold was 50 microns, and appeared to be of high purity.

A high gold grade cleaner flotation concentrate was not achieved during the current test program (no concentrate regrinding and at a pH=8). The concentrate contained primarily pyrite. No pyrite depressant(s) were added to this test.

A product containing 155 opt gold was obtained in a 0.02 weight percent combined Knelson hand pan and rougher concentrate hand pan concentrate. However the combined gold recovery was only 33%.

Based on results of a flotation tails assay screen test, gold remaining in the tails appears to be associated with non-sulfide gangue material.

II.B	Confirming Test

An initial confirming test was conducted on the MC using test conditions from the P- 4080 work. A 2.0 kg MC sample was ball mill ground to a P80=191microns, then processed through a Knelson gravity concentrator. The Knelson concentrate was collected and hand panned for final Knelson concentrate. The hand panned tailings were combined with the Knelson gravity tailings and an 8 minute bulk sulfide flotation test was performed using Cytec A-208 and PAX (potassium amyl xanthate) at dosages of 0.02 lb/ton, each. MIBC frother was added at a dosage of 0.012 lb/t ore.

Result show that 82% of the total gold was recovered into the combined Knelson + 8 minute rougher flotation concentrates, that assayed 4.2 opt. This compares, from the previous work, of a gold recovery (from 2 tests) of 81% and gold grade of 2.8 opt at a P80=186 microns.

A summary of the test results is presented in the following table.

P-4105: CDM Garnet Mining
Results of Confirming Test; Targeted P80=190 microns

	Grind P80,		Knelson Con + 8 min Flotation Con
Test			Au Assay,	Au Distribution,	Au Dist	Ro Tails,	Calc. Head
No	Microns	Wgt %	opt product	opt of ore	%	Au, opt	Au, opt

2*	187	2.2	3.25	0.071	79.0**	0.019	0.090
14*	184	3.8	2.28	0.087	82.3	0.020	0.106
Ave	186	3.0	2.77	0.079	80.7	0.020	0.098
1	191	2.1	4.22	0.089	81.8	0.020	0.109
(P-4105)

MC

*From previous P-4080 test work, Sample No. 5 was a composite sample.
** Based on 4 minutes of flotation time

II.C	Cleaner Test Results

Two separate 16 kg tests were conducted on the MC at a primary grind P80=191 microns to determine if a high gold grade, low weight final flotation concentrate could be produced. Both tests incorporated processing the ground ore using a Knelson gravity concentrator, followed by hand panning of the Knelson concentrate and bulk sulfide flotation of the Knelson + hand pan tails. The two test procedures are described below, with process flow diagrams presented on the following pages:

·	Test 2: Conduct a single stage cleaner flotation test of the rougher concentrate without regrind the concentrate and at a natural pH (pH=8).
·	Test 2A: Hand pan the rougher concentrate to generate a high gold grade low weight product.

Results from test 2 show that the No. 1 cleaner concentrate assayed 9.3 opt gold (in a 0.39 weight % product). This corresponds to a recovery of 43% gold. When combined with the Knelson concentrate, 59% of the total gold was recovered in a concentrate that assayed only 12.5 opt gold and 0.40 weight percent. Pyrite (liberated and locked with non-sulfide gangue) was the primary mineral in the cleaner concentrate. No pyrite depressant was added to the cleaner stage.

Results from test 2A show that a 509 opt Knelson concentrate was achieved in only a 0.002 weight % concentrate, which corresponded to a gold recovery of 14%. Only 18% of the total gold in the sample was recovered in the hand pan rougher flotation concentrate which assayed 100 opt gold. The combined Knelson + hand pan concentrate assayed 156 opt gold (in 0.018 weight %), but the gold recovery was only 33% gold. Greater than 48% of the gold was in the rougher concentrate hand pan tails. Samples of the rougher flotation tails and rougher hand pan tails from T-2A were submitted to DCM Science for mineralogy work, and are reported later in this report.

Results of the test work are presented in the following table.

P-4105: CDM Sample from Grant Hartford Corp
T-2 & 2A Results, P80=191 microns

Test No.	Product	wgt %	Assay			Distribution, %	
			Au, opt product	Au Dist., opt ore	St, %	**Au**	S=
2	Knelson Hand Pan Concentrate (1)	0.01	145.25	0.014	-	**16.1**	-
	No. 1 Cleaner con (2)	0.39	9.28	0.037	14.30	**43.1**	24.9
	No. 1 Cleaner scav con (3)	0.10	4.38	0.004	30.1	**5.1**	13.1
	No. 1 Cleaner scav tail (4)	0.90	1.78	0.016	13.6	**19.0**	54.5
	Rougher tail** (5)	98.59	0.014	0.014	0.017	**16.7**	7.4
	Calc Head	100.00	0.085	0.085	0.226	**100.0**	100.0
	Assay Head		0.098	0.098	0.175		
	Combined Products						
	Knelson Con + Cl Con (1+2)	0.40	12.45	0.050	-	**59.2**	-
	Rougher con (2-4)	1.40	4.08	0.057	14.96	**67.2**	92.6
	Knelson con + Rougher con (1-4)	1.41	5.02	0.071	14.86	**83.3**	92.6
2A	Knelson Hand Pan Concentrate (1)	0.002	508.85	0.012	-	**14.4**	-
	Rougher hand pan con (2)	0.02	100.50	0.016	-	**18.2**	-
	Rougher hand pan tail (3)	1.30	3.21	0.042	15.0	**48.3**	88.4
	Rougher tail** (4)	98.68	0.017	0.017	0.026	**19.1**	11.6
	Calc Head	100.00	0.086	0.086	0.221	**100.0**	100.0
	Assay Head		0.098	0.098	0.175		
	Combined Products						
	Knelson Con + Hand pan Ro con (1+2)	0.018	155.6	0.028	-	**32.5**	-
	Rougher con (2-4)	1.32	4.36	0.057	14.82	**66.5**	88.4
	Knelson con + Rougher con (1-3)	1.32	5.30	0.071	14.79	**80.9**	88.4

** Tails assay an average of 2 separate sample cuts.

NOTE: The hand pan concentrate contained free gold ranging in size from 250 to 1 piece 1500X 500 microns. All gold was nugget in shape and appeared to be of high gold purity.

** Tails assay an average of 2 separate sample cuts.

The Knelson concentrate weight from T-2A was approximately 5 times less then that from T-2, which resulted in a higher gold concentrate grade. However, the gold recovery in the product for both tests was comparable (16 vs 14%).

In both tests, free gold in the Knelson hand pan concentrate ranged in size from 250 to 750 microns. The free gold appeared to be of high purity. The free gold in the flotation concentrates was typically 50-250 microns in size (average of approximately 50 microns), and also appeared to be of high purity.

Additional work might focus on a flotation collector more selective against pyrite such as Cytec 3418A, or examine pyrite depressants such as lime to a pH=10-10.5 (excess lime is known to depress liberated free gold) or meta bi sulfite.

II.D	Rougher Tails Assay Screen from Test 2

A 200 gm sample of rougher tails from test 2 was split out and a gold assay screen test was performed. The purpose of this work was to determine the distribution of the gold remaining in the rougher flotation tails at the various size fractions. The results show that the gold is for most part evenly distributed throughout the -48 to +400 mesh (325 to 38 micron) fractions. Each fraction contained approximately 10% of the total gold. Greater than 32% of the gold reported in the -400 mesh (-38 micron) fraction. The gold and weight distributions are comparable and suggest that gold in the tails is in the gangue material; only 7% of the S(total)remained in the rougher tails. Results from this work are reported in the following table and graph.

P-4105: CDM - Garnet Mining

T-2: Distribution of Weight and Gold in Rougher Flotation Tails

			Au	
Size fraction	Microns	wgt Dist	Assay, opt	Dist, %
+48	+300	3.93	0.019	3.89
48/65	300/212	11.80	0.017	10.30
65/100	212/150	14.93	0.012	9.47
100/150	150/106	13.06	0.017	11.70
150/200	106/75	13.72	0.017	12.26
200/270	75/53	9.23	0.021	10.15
270/400	53/38	7.31	0.026	10.15
-400	-38	26.02	0.024	32.09
Total		100.00	0.019	100.00

P-4105: CDM - Garnet Mining
Distribution of Values in Rougher Tails
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
%
Weight Distribution
Au Distribution
+48
48/65
65/100
100/150
150/200
200/270
270/400
-400
Size fraction, mesh

Mr. Himmesoete requested that the remaining rougher tails be delivered to Ms. Karen Irby-Smith at CDM in Bellevue, Washington for geotech test work. Approximately 32 kg of solids (as a slurry) from T-2 and T-2A, along with a 5-gallon bucket of process water from the test work were sent November 10, 2009.

II.E	Mineralogy Results by DCM Science on Samples of Rougher Concentrate Hand Pan Tails and Rougher Tails from T-2A

Approximately 50 gm samples from T-2A rougher tails and rougher concentrate hand pan tails were split out using a spinning riffler and submitted to Mr. Ron Schott of DCM Science, Wheat Ridge, CO for mineralogy evaluation using reflective/transmitted light microscopy and scanning electron microscopy with an energy dispersive system (SEM/EDS). The purpose of the work was to determine the gold occurrence (liberated, locking, etc.) in each sample.

Hand Pan Tails - Results from this work show gold mineralogy included in pyrite (pyrite is the dominant sulfide). A gold/silver telluride occurs as very small inclusions with a grain size of 1 to approximately 5 microns. Its occurrence in pyrite varies from single grains to small clusters and is seen in less than 1% of the pyrite grains. In addition an aggregate of gold telluride and galena was also identified with a grain size of approximately 15 microns. A small 15 micron grain of free gold was also detected using light microscopy.

Rougher Tails - Non-sulfide gangue (quartz, dolomite, plagioclase, etc.) dominate the rougher tails mineralogy. The sample contained a trace of sulfides (pyrite and pyrrhotite). Several sulfide grains were evaluated by SEM/EDS and carried no identifiable gold. However, one small 10 micron grain was identified with light microscopy as a free grain. SEM/EDS did identify a free grain of native silver and a small grain of argentite (AgS) included in a fragment of quartz.

Mr. Schott stated that he spend an exceptional amount of time examining the hand pan tails for liberated gold and was surprised that only one piece was identified.

III.	Test Procedures
III.A	Confirming Batch Knelson Gravity Concentration/Bulk Sulfide Flotation Tests

A 2.0 kg charge of the MC was ball mill ground at 60% solids using DML water and a 10 kg ball mill charge to a P80=191 microns. The ground slurry was processed using a Knelson gravity concentrator. The Knelson concentrate was collected and hand panned using a vanning plaque to produce a final Knelson concentrate. The Knelson concentrate was assayed for total milligram of gold. The hand panned tails were combined with the Knelson tail. The Knelson tails were filtered and the solids put into a flotation cell.

All flotation work was conducted using an Agitair 2.0 kg mechanical flotation cell operating at 800 rpm. Flotation reagents Cytec A-208 and potassium amyl xanthate (PAX) were added as 1% solutions. A total of 0.02 lb/t ore of each reagent was added in 3 stages. MIBC frother was added at full strength. A bulk sulfide flotation concentrate was collected after 8 minutes of flotation time.

III.B	Large-scale 16 kg Knelson Gravity/Bulk Sulfide Flotation Tests

Eight (8), 2.0 kg MC test charges were ball mill ground (10 kg ball charge) to a targeted P80=190 microns for each of the 16 kg tests. The ground 16 kg material was processed in the Knelson Concentrator in four (4), 4 kg batches. The Knelson concentrate from each 4 kg batch was combined and hand panned to generate a hand pan concentrate. The hand pan tails were combined with the Knelson tails for rougher flotation feed.

The rougher feed was placed in 40 L Agitair flotation cell. Flotation reagents Cytec A- 208 along with PAX (potassium amyl xanthate) were stage added for a total dosage of 0.02 lb/ton feed each. MIBC frother was added at a dosage of 0.017 lb/ton feed. The flotation concentrate was collected after 16 minutes of flotation time.

The rougher concentrate collected from test 2 was placed in a 500 gm Agitair flotation cell and 5minute single stage of cleaner flotation was conducted. A dosage of 0.005 lb/t A-208 was added after 5 minutes and a separate cleaner scavenger concentrate collected.

The rougher concentrate from test 2A was hand panned and a rougher concentrate hand pan concentrate and tails was collected.

All hand pan concentrates were assayed only for gold (as total milligrams of gold).

IV.	Recommendations

Additional cleaner flotation work of the rougher concentrate could be conducted using a Gemini Table in an attempt to recover the free gold in a low weight, high gold grade concentrate. Unfortunately, DML does not have a Gemini Table, but may have access to one available at Hazen Research.

Cleaner flotation work could be conducted on rougher flotation concentrates to depress the pyrite. Depressants such as lime (at a pH=10-10.5), meta bisulfite, etc could be evaluated. It should be noted that excess amounts of lime in flotation circuits is known to depress free gold. This work could be performed on reground or non-reground rougher concentrate.

A more selective collector, such as Cytec 3418A could be tested in the rougher flotation circuit. This reagent is noted for its' selectivity against pyrite.

If you have any questions about this report, please contact me.

Sincerely,
FLSmidth Dawson Metallurgical Laboratories

/s/Paul G. Bennett

Paul Bennett
Operation Manager

U:\My Documents\CDM\4105\final report.doc

Appendix A

Table, Graphs and Data Test Sheets

P-4105: CDM Sample from Grant Hartford Corp
T-2 & 2A Results, P80=191 microns

Test No.	Product	wgt %	Assay					Distribution, %			
			Au, opt product	Au Dist., opt ore	Ag, opt	Fe, %*	St, %	**Au**	Ag	Fe	S=
2	Knelson Hand Pan Concentrate (1)	0.01	145.25	0.014	-	-	-	**16.1**	-	-	-
	No. 1 Cleaner con (2)	0.39	9.28	0.037	12.69	-	14.30	**43.1**	45.7	-	24.9
	No. 1 Cleaner scav con (3)	0.10	4.38	0.004	5.08	29.50	30.1	**5.1**	4.6	1.07	13.1
	No. 1 Cleaner scav tail (4)	0.90	1.78	0.016	2.74	15.30	13.6	**19.0**	22.7	5.09	54.5
	Rougher tail** (5)	98.59	0.014	0.014	0.03	2.59	0.017	**16.7**	27.1	93.85	7.4
	Calc Head	100.00	0.085	0.085	0.109	2.72	0.226	**100.0**	100.0	100.0	100.0
	Assay Head		0.098	0.098	0.058	2.92	0.175				
	Combined Products										
	Knelson Con + Cl Con (1+2)	0.40	12.45	0.050	-		-	**59.2**	-	-	-
	Rougher con (2-4)	1.40	4.08	0.057	5.71	11.99	14.96	**67.2**	72.9	6.15	92.6
	Knelson con + Rougher con (1-4)	1.41	5.02	0.071	5.67	11.91	14.86	**83.3**	72.9	6.15	92.6
2A	Knelson Hand Pan Concentrate (1)	0.002	508.85	0.012	-	-	-	**14.4**	-	-	-
	Rougher hand pan con (2)	0.02	100.50	0.016	-	-	-	**18.2**	-	-	-
	Rougher hand pan tail (3)	1.30	3.21	0.042	4.03	16.7	15.0	**48.3**	64.6	7.53	88.4
	Rougher tail** (4)	98.68	0.017	0.017	0.029	2.70	0.026	**19.1**	35.4	92.47	11.6
	Calc Head	100.00	0.086	0.086	0.081	2.88	0.221	**100.0**	100.0	100.0	100.0
	Assay Head		0.098	0.098	0.058	2.92	0.175				
	Combined Products										
	Knelson Con + Hand pan Ro con (1+2)	0.018	155.6	0.028	-	-	-	**32.5**	-	-	-
	Rougher con (2-4)	1.32	4.36	0.057	3.98	16.50	14.82	**66.5**	64.6	7.53	88.4
	Knelson con + Rougher con (1-3)	1.32	5.30	0.071	3.97	16.47	14.79	**80.9**	64.6	7.53	88.4

* Fe assays pending

** Tails assay an average of 2 separate sample cuts.

T-2: Grind 16 kg of material (2 kg X 8 grinds) to P80=190 microns
- Conduct Knelson gravity test on ground sample. Hand pan Knelson concentrate for final gravity concentrate. Add hand pan tails to Knelson tails
- Conduct 16 minute bulk sulfide flotation test on Knelson tails in 1.3 ft3 flotation cell. Add A-208 (0.02 #/t ore) + PAX (0.02 #/t ore) + MIBC frother (0.03 #/t ore). Collect a rougher concentrate
- Conduct a single stage cleaner test on the rougher concentrate. add 0.005 #/t A-208 in the Cleaner scav stage.

T-2A: Grind 16 kg of material (2 kg X 8 grinds) to P80=190 microns
- Conduct Knelson gravity test on ground sample. Hand pan Knelson concentrate for final gravity concentrate. Add hand pan tails to Knelson tails
- Conduct 16 minute bulk sulfide flotation test on Knelson tails in 1.3 ft3 flotation cell. Add A-208 (0.02 #/t ore) + PAX (0.02 #/t ore) + MIBC frother (0.03 #/t ore). Collect a rougher concentrate
- Hand pan the rougher concentrate to generate a low weight, high grade gold bearing concentrate.

P-4105: CDM - Garnet Mining

T-2: Distribution of Weight and Gold in Rougher Flotation Tails

Size fraction	Microns	wgt Dist	Au Assay, opt	Dist, %
+48	+300	3.93	0.019	3.89
48/65	300/212	11.80	0.017	10.30
65/100	212/150	14.93	0.012	9.47
100/150	150/106	13.06	0.017	11.70
150/200	106/75	13.72	0.017	12.26
200/270	75/53	9.23	0.021	10.15
270/400	53/38	7.31	0.026	10.15
-400	-38	26.02	0.024	32.09
Total		100.00	0.019	100.00

P-4105: CDM - Garnet Mining
Distribution of Values in Rougher Tails
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
%
Weight Distribution
Au Distribution
+48
48/65
65/100
100/150
150/200
200/270
270/400
-400
Size fraction, mesh

FLSmidth
DAWSON METALLURGICAL LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4105
DATE: 9-30 -09
BY: PB

TEST No. 1 **NAME:** CDM Sample from Grant Hartford Corp (RC cuttings)

Conduct confirming test on new sample using P-4080 T-14 test procedure. Targted primary grind P80=190 microns.

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Fe	S=	Units: Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	S=	Distribution: Au	Ag	Fe	S=
Knelson hand pan con	2.16	0.11	892.59	26.034	-			1.928	0.9707	0.0283				25.95			
Ro con No. 1	16.32	0.82	223.35	6.514	6.445	19.90	18.90	3.645	1.8352	0.0535	0.0530	0.164	0.155	49.07	43.48	5.79	70.53
Ro con No. 2 & 3	23.50	1.18	21.30	0.621	1.020	7.39	2.92	0.2520	0.2520	0.0074	0.0121	0.0874	0.035	6.74	9.91	3.09	15.69
Ro tails*	1944.2	97.89	0.697	0.020	0.058	2.63	0.031	0.6823	0.6823	0.0199	0.0568	2.5744	0.030	18.24	46.61	91.12	13.78
Head Calculated	1986.2	100.00	3.740	0.109	0.122	2.83	0.220	6.5073	3.7402	0.1091	0.1218	2.825	0.220	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	2000.0		3.350	0.977	0.058	2.92	0.175										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1, 2 & 3	41.98	2.11	144.68	4.220				5.825	3.058	0.089				**81.76**			
Ro con 1, 2 and 3	39.82	2.00	104.11	3.036	3.04	3.24	12.52	3.897	2.087	0.061	0.07	0.25	0.19	55.80	53.39	8.88	86.22

Conduct a Knelson gravity test on the BMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.

		Bulk S= flotation: Cond	Ro # 1	Ro # 2	Ro # 3	Combine
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Combine
TIME	15	2	0 - 2'	2 - 4'	4 - 8'	Ro con 2 & 3
REAGENTS - LBS PER TON						
Ore (-10 mesh)	2000					
water	1330					
A208 1%		0.01		0.005	0.005	
PAX 1%		0.01		0.005	0.005	
MIBC		0.03				
MACHINE		2000	2000	2000	2000	
R.P.M.		900	900	900	900	
pH						
% SOLIDS						
TEMPERATURE						

Grinding Product MESH	Float feed %
+14	
+20	
+28	
+35	0.2
+48	3.4
+65	11.8
+100	15.3
+150	14.5
+200	12.5
+270	8.9
+325	3.5
+400	3.6
+500	26.3
+635	
-635	
Total	100.0
P_{80}, µm	191

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4080)

Knelson con free gold -
200 um - 2 pieces
250 um - 1 piece
300 um - 1 piece
500 X 200 um - 1 piece
650 um - 1 piece

 # 1 Ro con free gold-
50 um - +30 pieces
100 um - +20 pieces
150 um - +15 pieces
200 um - 2 pieces
Also, minor heavy mineral that is blocky (galena or arsenopyrite??)

DML

FLSmidth
DAWSON
METALLURGICAL
LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4105
DATE: 10-20-09
BY: PB

TEST No. 2 NAME: CDM Sample from Grant Hartford Corp (RC cuttings)

Repeat t-1: Conduct Knelson/rougher flotation on a 16 kg sample. Conduct cleaner flotation test on rougher concentrate without regrinding.

Product	Weight	Percent Weight	Assay, opt or %					Units						Distribution			
			Au, ppm	Au opt	Ag, opt	Fe	St	Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	St	Au	Ag	Fe	St
Knelson hand pan con	1.50	0.01	4980.00	145.250	-			7.47	0.4669	0.0136				16.07			
No. 1 Cleaner con	62.97	0.39	318.22	9.281	12.690		14.30	20.038	1.2524	0.0365	0.0499	0.000	0.056	43.11	45.69	0.00	24.94
No. 1 Cleaner scav con	15.75	0.10	150.29	4.383	5.080	29.50	30.10	2.367	0.1479	0.0043	0.0050	0.029	0.030	5.09	4.58	1.07	13.13
No. 1 Cleaner scav tail	144.70	0.90	61.10	1.782	2.740	15.30	13.60	0.5526	0.5526	0.0161	0.0248	0.1384	0.123	19.02	22.67	5.09	54.50
Ro tails* (wgt is a calc. value)	######	98.59	0.492	0.014	0.030	2.59	0.017	0.4851	0.4851	0.0141	0.0296	2.5536	0.017	16.70	27.06	93.85	7.43
Head Calculated	16000	100.00	2.905	0.085	0.109	2.72	0.226	30.9127	2.9049	0.0847	0.1093	2.721	0.226	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	16000		3.350	0.098	0.058	2.92	0.175										

* Ro tails- A slurry sample was taken for assay. Au assays an average of 2 separate assay cuts

Combined Products	Weight	Percent Weight	Au, ppm	Au opt	Ag, opt	Fe	St	Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	St	Au	Ag	Fe	St
Knelson con + Cl con	64.47	0.40	426.68	12.445				27.51	1.719	0.050				**59.19**			
Ro con	223.42	1.40	139.85	4.079	5.71	11.99	14.96	22.958	1.953	0.057	0.080	0.167	0.209	**67.23**	72.94	6.15	92.57
Knelson con + Ro con	224.92	1.41	172.13	5.021	5.67	11.91	14.86	30.43	2.42	0.071	0.080	0.167	0.209	**83.30**	72.94	6.15	92.57

Conduct a Knelson gravity test on the BMG sample. Pass +/- 2.0 kg of ground sample thru the Knelson bowl; clean and repeat until 16 kg is processed. Pass the combined Knelson con thru the Knelson, and reprocess the Knelson con, tails once thru the Knelson. Combine all Knelson con. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails, and put into the 1.3ft3 flotation cell, and conduct a kinetic bulk S= flotation test.

			Bulk S= flotation			Cleaner Float				
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Combine Ro cons and conduct Cl work NO RG	No. 1 Cl*	Cl scav		
TIME	15	2	0 - 4'	4 - 8'	8 - 16'		5'	2		
REAGENTS - LBS PER TON										
Ore (-10 mesh) X 8	2000									
water X 8	1330									
A208 1%		0.01		0.005	0.005			0.005		
PAX 1%		0.01		0.005	0.005					
MIBC		0.012		0.005						
MACHINE		1.3 ft3	1.3 ft3	1.3 ft3	1.3 ft3		500	500		
R.P.M.		700	700	700	700		800	800		
pH								8		
% SOLIDS										
TEMPERATURE										

Grinding Product MESH	Float feed	Ro tail
+14		
+20		
+28		
+35	0.2	
+48	3.4	3.9
+65	11.8	11.8
+100	15.3	14.9
+150	14.5	13.1
+200	12.5	13.7
+270	8.9	9.2
+325	3.5	
+400	3.6	7.4
+500	26.3	26.0
+635		
-635		
Total	100.0	100.0
P_{80}, μm	191	192

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4080)

Take a grab sample of the tails slurry for:

- **Complete assay suite**
- **Assay screen**

Save the remaining Ro tails as a slurry for possible geoteck work.

Knelson con free gold -

1500 X 500 micron - 1 pieces
750 microns - 1 piece
500 microns - 5 pieces
250-300 microns - 4 pieces
Took photographs of the free Au (setting 0.7 on the microscope)

* 0-1' Cl con - Py (majority) + arsenopyrite (minor CuS=). Free Au 50-150 microns (mostly 50 microns) +20 pieces.
* 1-2' Cl con - Fine sized Py + arsenopyrite (mostly Py). Free Au 100-250 microns (ave 150 microns) + 20 pieces.
* 2-5 ' Cl con - Comparable to 1-2' Cl con.

Cl scav con - Py + minor arsenopyrite. Free au - 100-300 microns, +15 pieces.
Cl scav tail - Mostly coarse non-S= gangue, 1 pieces free Au 250 microns

DML

FLSmidth DAWSON METALLURGICAL LABORATORIES

2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4112
DATE: 10/8/09
BY: AH

TEST No. 2 NAME: CDM Sample from Grant Hartford Corp (RC cuttings)

Conduct and assay screen on the Rougher tails.

Product	Weight	Percent Weight	Assay, g/t or % Au, g/t	Au, opt	Units Au, g/t	Au, opt	% Distribution Au
+ 48 mesh	7.8	3.93	0.65	0.019	0.025	0.0007	3.89
-48 + 65 mesh	23.4	11.80	0.57	0.017	0.067	0.0020	10.30
-65 + 100 mesh	29.6	14.93	0.42	0.012	0.062	0.0018	9.47
-100 + 150 mesh	25.9	13.06	0.59	0.017	0.077	0.0022	11.70
-150 + 200 mesh	27.2	13.72	0.59	0.017	0.080	0.0023	12.26
-200 + 270 mesh	18.3	9.23	0.72	0.021	0.066	0.0019	10.15
-270 + 400 mesh	14.5	7.31	0.91	0.026	0.066	0.0019	10.15
-400 mesh	51.6	26.02	0.81	0.024	0.210	0.0061	32.09
Head Calculated	198.3	100.00	0.654	0.019	0.654	0.0191	100.00
Head Assayed	200.0		0.490	0.014			

		Grinding Product
OPERATION	Split out 200gm from T-2 Ro tails. Wet screen on 400 mesh. Dry tap the +400	
TIME		
REAGENTS - gm/tonne ore		
		MESH
		+48
		+65
		+100
		+150
		+200
		+270
		+325
		+400
		+500
		+635
		-635
MACHINE		
R.P.M.		
pH		Total

Remarks:

FLSmidth DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4105
DATE: 10-20-09
BY: PB

TEST No. 2 A NAME: CDM Sample from Grant Hartford Corp (RC cuttings)

Repeat T-2, except no cleaner flotation work on the rougher concentrate. Hand pan the rougher con to generate a low weight high grade Au con.

Product	Weight	Percent Weight	Assay, opt or % Au, ppm	Au opt	Ag, opt	Fe	St	Units Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	St	Distribution Au	Ag	Fe	St
Knelson hand pan con	0.39	0.002	17446.15	508.846	-	-	-	6.804	0.4253	0.0124				14.36			
Ro hand pan con	2.50	0.02	3445.60	100.497	-	-	-	8.614	0.5384	0.0157				18.18	0.00	0.00	0.00
Ro hand pan tail	208.00	1.30	110.00	3.208	4.025	16.70	15.00	1.4300	1.4300	0.0417	0.0523	0.2171	0.195	48.29	64.64	7.53	88.37
Ro tails* (wgt is a calc. value)	15789.0	98.68	0.575	0.017	0.029	2.70	0.026	0.5674	0.5674	0.0165	0.0286	2.6644	0.026	19.16	35.36	92.47	11.63
Head Calculated	16000	100.00	2.96	0.086	0.081	2.88	0.221	17.4154	2.9611	0.0864	0.0809	2.882	0.221	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	16000		3.35	0.098	0.058	2.92	0.175										
* Ro tails- A slurry sample was taken for assay. Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Hand pan con	2.89	0.018	5334.95	155.603				15.42	0.964	0.028				**32.54**			
Ro con	210.50	1.32	149.62	4.364	3.98	16.50	14.82	10.044	1.968	0.057	0.052	0.217	0.195	**66.48**	64.64	7.53	88.37
Knelson con + Ro con	210.89	1.32	181.60	5.297	3.97	16.47	14.79	16.85	2.39	0.07	0.052	0.22	0.195	**80.84**	**64.64**	**7.53**	**88.37**

Conduct a Knelson gravity test on the BMG sample. Pass +/- 2.0 kg of ground sample thru the Knelson bowl; clean and repeat until 16 kg is processed. Pass the combined Knelson con thru the Knelson, and reprocess the Knelson con, tails once thru the Knelson. Combine all Knelson con. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails, and put into the 1.3ft3 flotation cell, and conduct a kinetic bulk S= flotation test.

			Bulk S= flotation			
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Combine Ro cons and hand pan to upgrade
TIME	15	2	0 - 4'	4 - 8'	8 - 16'	
REAGENTS - LBS PER TON						
Ore (-10 mesh) X 8	2000					
water X 8	1330					
A208 1%		0.01		0.005	0.005	
PAX 1%		0.01		0.005	0.005	
MIBC		0.012		0.005		
MACHINE		1.3 ft3	1.3 ft3	1.3 ft3	1.3 ft3	
R.P.M.		700	700	700	700	
pH						
% SOLIDS						
TEMPERATURE						

Grinding Product	Float feed
MESH	
+14	
+20	
+28	
+35	0.2
+48	3.4
+65	11.8
+100	15.3
+150	14.5
+200	12.5
+270	8.9
+325	3.5
+400	3.6
+500	26.3
+635	
-635	
Total	100.0

P_{80}, µm 191

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4080)
Take a grab sample of the tails slurry for assay
Save the remaining Ro tails as a slurry for possible geoteck work.

Ro hand pan con - 50-300 micron Au (mostly 50-100 microns) + 50 pieces
VERY DIFFICULT TO RECOVER FREE Au by hand panning. The Au seems to associate w/liberated arsenopyrite.

Knelson con free gold -
750 microns - 5 piece
500 microns - +10 pieces
250-300 microns - 5 pieces
Took photographs of the free Au (setting 1.0 on the microscope)

Appendix B:

DCM Science Laboratory, Inc. Mineralogy Report on Rougher Tails and Rougher Concentrate Hand Pan Tails

DCM Science Laboratory, Inc.
12421 W. 49th Avenue, Unit #6
Wheat Ridge, CO 80033 (303) 463-8270

Petrographic/Scanning Electron Microscopy Analysis

Client:	Analysis Date:	11-17-09
Dawson Metallurgical Laboratories, Inc.	Reporting Date:	11-18-09
2030 N. Redwood Road, Suite 70	Receipt Date:	11-9-09
Salt Lake City, UT 84116	Client Job No.:	P-4105
	Project Title:	None Given
	DCMSL Project:	DML11-12

The purpose of this project is to determine the bulk mineralogy of two test products (client samples Rougher Tails and Pan Tails) with an emphasis on gold mineralogy. A standard thin section was prepared for each sample for study by reflected/transmitted light microscopy and scanning electron microscopy equipped with an energy dispersive system (SEM/EDS). Color photomicrographs, SEM images and EDS spectra are included for documentation.

Client Sample No.:	Rougher Tails
Mineralogy:	Quartz 30%	Dolomite 20%	Plagioclase 12%	K-Feldspar 10%	Biotite 10%
	Chlorite 8%	Calcite 5%	Amphibole 5%	Pyrite/Pyrrhotite <1%
	Magnetite/Ilmenite <1%	Silver/Argentite <1%		Gold <1%

In thin section silicates are the dominant phase. Quartz occurs as angular fragments and mosaic aggregates that vary greatly in size from 10µm up to 400µm. Quartz shows some attachment to feldspar. Feldspar includes both plagioclase and k-feldspar that have individual grain measurements between 10µm and 400µm. Some of the feldspar display mild seritization. Iron silicates are well represented and include amphibole, biotite mica and chlorite. Amphibole tends to be the coarsest and occurs as cleavage fragments and stubby prisms up to 500µm. Biotite and chlorite are often intergrown and reach dimensions up to 300µm. Associated with the iron silicates are traces of magnetite and ilmenite with a grain size that does not exceed 150µm. Some magnetite shows mild hematite alteration. Carbonate is represented by calcite and dolomite. Dolomite is fairly coarse with a grain size up to 400µm. Calcite is much finer with an upper grain size in the 100µm range. A trace of sulfide mineralogy is present and includes pyrite and pyrrhotite. Both sulfides are in the 25µm to 100µm grain size. Several grains were evaluated by SEM/EDS and carry no identifiable gold. However, one small 10µm grain was identified with light microscopy as a free grain. SEM/EDS did identify a free grain of native silver and a small grain of argentite included in a fragment of quartz.

DML11-12 - page 2 of 11

Surrounded by silicates is a bright grain of native silver - 1100X.

DML11-12 - page 3 of 11

A bright grain of argentite included in quartz - 2000X.

DML11-12 - page 4 of 11

Photo 1- Bright, elongated gold grain in center surrounded by silicates measures approximately 10μm.
Reflected light – 200X.

Photo 2 - Fractured grain of pyrrhotite. Reflected light - 200X.

DML11-12 - page 5 of 11

Photo 3 - Fractured grain of pyrite. Reflected light – 200X.

Photo 4 - Area photo showing silicates and colorful carbonate. Plane light - 100X.

DML11-12 - page 6 of 11
Client Sample No.:	Pan Tails
Mineralogy:	Pyrite 25%	Calcite 17%	Dolomite 13%	Quartz 11%	Chlorite 8%
	Biotite 7%	Plagioclase 7%	K-Feldspar 6%	Amphibole 3%	Chalcopyrite 1%
	Galena 1%	Pyrrhotite 1%	Bornite <1%	Magnetite/Ilmenite <1%
	Petzite (?) <1%	Gold <1%

Like the previous sample, this sample is largely composed of non-sulfide phases but tends to be much finer grained. Carbonate is well represented and measures from 2µm up to 50µm for most grains. However, some dolomite fragments measure up to 200µm. Quartz occurs as angular fragments that rarely measure beyond 200µm. Feldspar is also very fine grained with measurements in the 2µm to 50µm range. Amphibole is generally seen as small cleavage fragments and biotite/chlorite usually occurs as single platelets in the 10µm to 80µm range. A trace of magnetite/ilmenite occurs as small 20µm to 50µm grains. Sulfide mineralogy is well represented and varied. Pyrite is the dominant sulfide and has the coarsest texture. Grains are generally angular, measure from 2µm to 400µm and show good liberation from other phases. Chalcopyrite, pyrrhotite and galena also show good liberation and typically measure from 2µm up to a maximum of 200µm. A trace of bornite is present and does not exceed 100µm in size. SEM/EDS indicates the presence of gold mineralogy included in pyrite. A gold/silver telluride that likely represents petzite occurs as very small inclusions with a grain size of 1µm to approximately 5µm for the largest grains. Its occurrence in pyrite varies from single grains to small clusters and is seen in less than one percent of the pyrite grains. In addition an aggregate of gold telluride and galena was also identified with a grain size of approximately 15µm. A small 15µm grain of free gold was also detected using light microscopy.

DML11-12 - page 7 of 11

_9387_Img1
5.00 µm
_9375_S001.pgt
FS: 720
Ag
Te
Au
S
Fe
Fe
Au
0
5
10
15
20

Two light colored grains of gold/silver telluride (petzite?) in pyrite - 1600X.

DML11-12 - page 8 of 11

_9386_Img1
5.00 µm
_9375_S001.pgt
FS: 1000
Pb
S
Au
Te
Au
Pb
0
5
10
15
20

Aggregate of lead sulfide and gold telluride - 1600X.

DML11-12 - page 9 of 11

_9385_Img1
2.00 µm
_9375_S001.pgt
FS: 800
S
Ag
Au
Te
Fe
Au
Fe
0
5
10
15
20

Small bright grains of Au/Ag telluride in pyrite - 2700X.

DML11-12 - page 10 of 11

Photo 1 – Bright grain of gold in center surrounded by fine-grained silicates, carbonate and some sulfides. Reflected light – 200X.

Photo 2 – Yellow chalcopyrite grains at top of photo, light yellow grain of pyrite sits directly above flesh colored pyrrhotite. Reflected light – 200X.

DML11-12 - page 11 of 11

Photo 3 – Lighter colored pyrite and chalcopyrite surround darker fragment of bornite. Reflected light – 200X.

Photo 4 – Area photo showing fine-grained carbonate, silicates and opaques. Plane light – 100X.

Appendix D

CAMP DRESSER & McKEE, INC.

Final Report on Gravity, Flotation and Cyanidation Test Work on Willie and Nancy Hanks Composites from Garnet Mining.

May 13, 2010

OUR PROJECT NO P-4137

APPENDICES:

Appendix A - Individual Samples Used to Make the Willie and Nancy Hanks Composites ICP Scan Head and Flotation Product Assay Results

Appendix B - Data Tables, Graphs and Test Flow Diagrams

Appendix C - Data Test Sheets

May 13, 2010

Camp Dresser & McKee Inc.
Chase Tower
50 West Broadway, Suite 1000
Salt Lake City, Utah 84101-2005

Attention:      Mr. Darrell Himmesoete

Subject:         Final Report on Gravity, Flotation and Cyanidation Test Work on Willie and Nancy Hanks Composites from Garnet Mining. Our Project No. P- 4137.

Dear Darrell,

DML was contracted by Camp Dresser & McKee (CDM) to perform metallurgical tests on individual composites designated as Willie and Nancy Hanks, and an equal weight composite of the two samples, designated as Willie/Nancy Hanks Master Composite (MC). The purposed of the work was to determine total gold (Au) recovery on each sample and the MC using previously established test procedures.

Previous test work had been conducted in 2009 on samples from Garnet Mining. The work focused on recovery of gold from a MC and individual samples using a Knelson Gravity Bowl, followed by bulk sulfide flotation of the Knelson tailings. Results from this work show that Au recovery ranged from 57 to 98% at targeted grind P80=190 microns. Results are presented in a report dated August 11, 2009, under our project No. P-4080.

A second tests program on a MC was outlined to evaluate the feasibility of upgrading bulk sulfide rougher flotation concentrates from Knelson gravity tails into a low weight, high purity gold bearing final concentrate that could possibly be processed on site to generate dore metal. A cleaner concentrate was generated that contained 9.3 opt Au (Au recovery=43%) into a 0.4 weight percent product. Results from this work are presented in a report dated November 30, 2009, under our project No. P-4105.

The following work was conducted in the current test program.

·

Conduct a confirming test on each composite following the Knelson gravity/bulk sulfide flotation procedure used in previous work (P-4080). Each sample was ball mill ground to a targeted P80=190 microns.

·	The average Au assay grade was 0.098 opt.
·	Conduct a gravity/flotation test on Willie and Nancy Hanks composites using the best flotation reagent established above.
·	Conduct a 48 hour NaCN kinetic cyanide leach test on each composite ground to a targeted 35% +100 mesh (150 microns) using 2 lb NaCN/t solution at 30 % solids and pH=11.3 (adjusted w/ Ca(OH)2).
·	Generate approximately 2 kg of MC flotation tailings using "optimum" flotation conditions. Ship the tailings to CDM's office in Helena, Montana.

I.	Sample Description and Head Assay

Seven (7) individual Nancy Hanks and eight (8) individual Willie samples were received at our lab on January 27, 2010. The individual samples weighed 1.4 to 5.8 kg (3.1 to 12.8 lb) with a top size of approximately of 0.64 cm (1/4 inch). The individual samples were combined into the respective composites and stage crushed to -10 mesh separately. Each was blended and split into 1.0 kg test charges. A list of the samples is presented in the appendix at the end of this report.

A single test charge from each was sub split for head assay. Each was assayed for Au (2 separate cuts), Ag, Pt, Pd, Cu, Fe, As, S(t), S=. Gold was assayed by fire assay with a gravimetric finish; Ag, Cu and Fe were assayed by AA. Pt and Pd by ICP. Total sulfur was assayed using a Leco sulfur analyzer; S= was determined by a NaCO3leach to dissolve SO4 species followed by sulfur determination using the Leco. The difference between Stotal and S= in the residue is the SO4 assay. Head assays are reported in the following table.

Mr. Himmesoete had stated that if the Au head grade for either of the composites was less than 0.2 opt (too low grade), then wait on conducting any test work. After reporting the head assay results, Mr. Himmesoete said that additional higher Au grade intervals for each composite would be sent, and new composited constructed.

Two Willie and four Nancy Hanks individual high Au grade intervals were received at DML on March 15, 2010. The new intervals were stage crushed to -10 mesh, and then blended with 24 kg of either the original Willie or Nancy Hanks to yield "new" Willie and Nancy Hanks composites. The same suite of assays as previously conducted (except for Pt and Pd) was performed on the "new" composites. In addition, an ICP scan was conducted on a separate cut for each composite. Head assay results are reported in the following table. The ICP scan results are reported in the appendix.

The "new" individual composites contained sufficient Au and are were used for the remainder of the test series. Each composite contained free gold (average of 50-100 microns), along with minor amounts of pyrite.

II.	Test Results

All flotation reagent dosages are reported in lb/ton of ore, unless otherwise stated.

All Knelson concentrates were hand panned using a vanning plaque resulting in a low weight, gold bearing hand pan concentrate and a hand panned tailings products. All hand panned tailings were combined with the Knelson gravity tailings. The hand panned concentrates are referred to in this report as Knelson concentrates. All hand pan concentrates were assayed for gold only (as total milligrams of gold) Test products were assayed for gold, silver, iron and sulfur. Only Au will be reported in this report. Complete results are presented in detailed data tables and test sheets in the appendix at the end of this report.

II.A	Summary

·

Tests conducted on the individual composites show that 96% of the gold reported in combined Knelson gravity/bulk sulfide flotation concentrates. Approximately 40% of the total Au reported to the Knelson concentrate. The combined concentrates assayed an average of 9.5 opt Au. Comparable results were obtained on work performed on the MC. All gravity hand pan concentrates contained free gold that ranged in size from 50 to 2500 microns. The average Au size was 50- 100 microns reporting to test products. A summary of the results is presented in the following table.

·

Results of the selective flotation reagent test work show that there was not a distinct "winner" in producing a high Au grade flotation concentrate from the Knelson gravity tails. Results show that flotation concentrate Au grades ranged from 3.7 to 8.3 opt Au; recovery ranged from 28 to 36% Au. Results are presented in the following table.

·

Confirming tests on each composite using the Knelson gravity/3418A/bulk sulfide flotation scheme show that greater than an 94% of the Au was recovered into combined concentrates, which assayed an average of 8 opt Au.

·

Kinetic bottle roll cyanide leach results on each composite show that 91% of the gold in the Willie composite and 96% of the Au in the Nancy Hanks composite was leached after 48 hours using 2 lb NaCN/t solution strength at 30% solids and a targeted grind of 35% +100 mesh (150 microns).

II.B	Confirming Knelson Gravity/Bulk Sulfide Flotation on Each Sample

A 2.0 kg sample of each Willie and Nancy Hanks composite was ball mill ground separately to a targeted P80=190 microns at natural pH. Each ground sample was processed separately through a Knelson gravity concentrator. Each Knelson concentrate was collected and hand panned for final Knelson concentrate. The hand panned tailings were combined with the Knelson gravity tailings and an 8 minute bulk sulfide flotation test was performed on each sample at natural pH=7.4 to 7.8 using Cytec A-208 and PAX (potassium amyl xanthate) at dosages of 0.02 lb/ton, each. MIBC frother was added at a dosage of 0.06 lb/t ore.

Result show that 96% of the total gold was recovered into the combined Knelson + 8 minute rougher flotation concentrates for both samples. The combined concentrates assayed from 8.1 to 11.0 opt Au. This compares to previous work (P-4105 MC), to a gold recovery of 82% and gold grade of 4.2 opt at a P80=191 microns. A summary of the results is presented in the following table.

II.C	MC Selective Flotation Reagent Test Results

Test work was conducted to evaluate three (3) Au flotation reagents selective against pyrite recovery. The purpose of this work was to determine if a high Au grade, low weight flotation concentrate could be produced from Knelson gravity tails. A six (6) kg MC sample was ground to a P80=200 microns. The ground sample was processed through the Knelson gravity concentrator and a final hand panned concentrate produced. The gravity + hand panned tails were combined and split into 3 aliquots using a slurry splitter. The aliquots were used as flotation feed for the selective reagent test work.

Three reagents were examined at a total dosage of 0.005 lb/t ore/test:

·	T-5A - Cytec A-208 (dithiophosphate)
·	T- 5B - Cytec 3418A (dithiophosphinate)
·	T-5C - Cytec XD-5002 (modified thionocarbamate)

After the selective flotation stage, bulk sulfide flotation was conducted using 0.02 lb/ton A-208 and 0.02 lb/ton PAX. MIBC frother was added as required. A flow diagram of the test procedure (with results from T-5B as an example) is presented on the following page.

P-4137: CDM - Garnet Mining 50% "New" Willie + 50% "New" Nancy Hanks Composite
T-5B Flow Diagram Using Cytec 3418A for Selective Au Recovery: P80=200 microns

wgt% | Au , opt
Au dist
Feed
100.0 | 0.406
100.0
Hand pan Knelson con
Final Knelson con
0.08 | 285.4
55.04
Knelson tail + hand pan tail for reagent scoping flotation test 5B
Selective Au Flotation Using 3418A
0.0025 #/t 3418A
0.03 #/t MIBC
0.0025 #/t 3418A
2.0 l flotation cell, 32% solids Cond. 2 min
2.0 l flotation cell, 32% solids Ro No. 1 1 min
2.0 l flotation cell, 32% solids Ro No. 2 1 min
Ro Con No. 1
1.15 | 8.10
22.98
Ro con 2
1.16 | 4.64
13.27
Ro Con No. 1 & 2
2.32 | 6.36
36.25
Bulk Sulfide Flotation
0.010 #/t PAX
0.010 #/t A-208
0.010 #/t PAX
0.010 #/t A-208
0.015 #/t MIBC
96.03 | 0.014
3.38
Ro tails
2.0 l flotation cell, 32% solids Ro No. 4 4 min
2.0 l flotation cell, 32% solids Ro No. 3 2 min
Ro con 4
0.70 | 0.52
0.90
Ro con 3
0.88 | 2.06
4.43
Ro con 3 & 4
1.57 | 1.38
5.33

Results show that from 28 to 36% Au was recovered into concentrates from the selective reagent stage. The concentrate Au grades ranged from 3.7 to 8.3 opt. Concentrate weight ranged from 1.5 to 3.0. Results are presented in the following table.

Flotation concentrates from each selective reagent test contained fine free gold that averaged 50-100 microns in size along with significant pyrite. Cytec reagent 3418A yielded the highest Au recovery (36%) into the flotation concentrate, yet the Au grade was only 6.4 opt. Since 49-58% of the total gold was recovered in the gravity concentrate, it may be difficult to produce a low weight, high Au grade flotation concentrate from the MC gravity tails.

II.D. Confirming Tests on Each Sample

A 2.0 kg confirming test was conducted using each composite following the Knelson gravity/3418A/bulk sulfide flotation scheme as outlined above. Results show that greater than 94% of the Au was recovered in combined gravity flotation concentrates. A summary of the results is presented in the following table.

II.E	Kinetic Cyanide Leach Test Results

A 48 hour kinetic bottle roll cyanide leach test was conducted on each sample ball mill ground to a targeted 35% +100 mesh (150 microns) using test conditions provided by CDM. Each test was performed at 30% solids, a pH=10.8 to 11.3 (adjusted w/Ca(OH)2) using 2 lb NaCN/t solution strength. Small solution samples were taken at 4, 8 and 24 hours, and assayed for Au. A second solution sample was taken at the same times, titrated for free cyanide, and adjusted to 2 lb NaCN/t solution if necessary.

Results show that 91% of the Au from the Willie sample and 96% of the gold from the Nancy Hanks sample was extracted after 48 hours. Greater than 80% of the total Au leached from each sample was extracted after 24 hours. Results are reported in the following table and kinetic curves.

II.F	Generating Flotation Tails for CDM

A 2 kg bulk sulfide flotation test on the MC was conducted to generate rougher flotation tails for CDM personnel in Helena Montana. The test employed 0.02 lb/t each of A-208 and PAX with 8 minutes of flotation time. The tails (1.9 kg) were filtered, dried at 50oC and sent to Mr. Brian Antonioli at CDM's office in Helena, Montana.

III.	Test Procedures
III.A	Confirming Knelson Gravity Concentration/Bulk Sulfide Flotation Tests

All flotation work was conducted using an Agitair 2.0 kg mechanical flotation cell. A 2.0 kg charge of the MC was ball mill ground at 60% solids using DML water and a 10 kg ball mill charge to a targeted P80=190 microns. The ground slurry was processed using a Knelson gravity concentrator. The Knelson concentrate was collected and hand panned using a vanning plaque to produce a final Knelson concentrate. The Knelson concentrate was assayed for total milligram of gold. The hand panned tails were combined with the Knelson tail. The Knelson tails were filtered and the solids put into a 2.0 kg Agitair flotation cell operating at 800 rpm. Flotation reagents Cytec A-208 and potassium amyl xanthate (PAX) were added as 1% solutions. A total of 0.02 lb/t ore of each reagent was added in 3 stages. Concentrate samples were taken at 2, 4 and 8 minutes of flotation time. MIBC frother was added at full strength.

III.B	Selective Flotation Reagent Tests

Six (6), 1.0 kg test charges of MC were ball mill ground to P80=200 microns and processed using the Knelson gravity concentrator as described above. The Knelson + hand pan tails were combined and poured into a slurry splitter. The splitter generated three (3) aliquots of slurry for the reagent scoping tests. Each aliquot was a separate test. An 2.0 kg Agitair flotation cell was used for the flotation work. A total of 0.005 lb/t selective reagent was added and flotation concentrate samples collected after 1 and 2 minutes. After 2 minutes Cytec A-208 and PAX were stage added at a total of 0.02 lb/t ore of each for the bulk sulfide flotation step.

III.C	Confirming Tests

The same Knelson/3418A/bulk sulfide test procedure as outlined in the above sections was employed on a 2.0 kg charge of each composite.

III.D	48 Hour Kinetic Cyanide Leach Tests

A 1.0 kg composite of each was ball mill ground separately to a targeted of 35% + 100 mesh (150 microns) and placed in a 1 gallon glass bottle for the cyanide bottle roll leach test. The slurry was adjusted to 30% solids, and pH =11.3 (with Ca(OH)2). Sodium cyanide was added at a concentration of 2 lb NaCN/t solution strength. Two (2), small aliquots of leach solution were taken at 4, 8 and 24 hours. One sample was assayed for Au, the second sample was titrated for free CN. The NaCN concentration was adjusted to 2 lb NaCN/t solution if necessary. In addition, the pH of the slurry was recorded and adjusted to 11.3 if necessary.

At the end of the leach, the slurry was filtered, and full strength leach solution collected. The leach residue was washed with 4 displacements of warm water to remove residual NaCN. The washed residue was dried, weighed and assayed for Au.

IV.	Recommendations

Ore variability test work should be conducted on a variety of samples that represents the ore body. Tests work would consist of the process scheme used to date.

·	Ball mill grind to a targeted P80=190 microns
·	Knelson gravity work to recovery free gold
·	Bulk sulfide flotation of the Knelson/hand pan tails

I have enjoyed working on this project. If you have any questions or comments about this report please contact me.

Sincerely,
FLSmidth Salt Lake City

/s/Paul G. Bennett

Paul Bennett
Operations Manager

U:\My Documents\CDM\4137\4137 final report.doc

APPENDIX A

Individual Samples used to Make the Willie and Nancy Hanks Composites
&
ICP Scan Head and Flotation Product Assay Results

P-4137: CDM - Garnet Mining
As-Received Weights of Original Individual Samples

Composite	Sample ID	Interval		wgt, gm
		from	to	
Willie	GHW -11-09	150	155	4,803
	GHW -2-09	160	165	5,807
	GHW -69-09	210	215	5,287
	GHW -66-09	285	290	3,362
	GHW -61-09	365	370	1,346
	GHW -61-09	370	375	1,999
	GHW -62-09	345	350	2,452
	GHW -62-09	350	355	2,334
			Total	27,390
Nancy Hanks	GHN-83-09	110	115	5,392
	GHNH-41-09	315	320	4,642
	GHN-90-09	380	385	3,754
	GHN-90-09	385	390	4,935
	GHN-93-09	400	405	3,410
	GHN-93-09	410	415	4,737
	GHN-107-09	430	435	2,739
			Total	29,609

P-4137: CDM - Garnet Mining
As-Received Weights of New Individual Samples

Composite	Sample ID	Interval		wgt, gm
		from	to	
Willie	GHW-64-09	145	150	2049
	GHW-64-09	325	330	2305
			Total	4354
Nancy Hanks	GHN 38-09	190	195	2433
	GHN 38-09	195	200	2171
	GHN 37-09	200	205	3170
	GHN 56-09	345	350	3028

APPENDIX B

Data Tables, Graphs and Test Flow Diagrams

P-4137: CDM - Garnet Mining "New" Nancy Hanks Composite
T-6 Flow Diagram

wgt %
Au, opt
Au dist
Feed
100.0
0.247
100.0
1.0 kg X 2 Ore
0.67 l X 2 H2O
BM grind P80= 203u
Knelson Gravity Bowl
Knelson concentrate
Hand pan Knelson con
Final Knelson con*
0.03
220
30.40
Knelson tails
Hand Pan tails
Selective Flotation of Knelson/Hand Pan Tails
0.0025 #/t 3418A
0.03 #/t MIBC
0.0025 #/t 3418A
2.0 l flotation cell, 32% solids Cond. 2 min
2.0 l flotation cell, 32% solids Ro No. 1 1 min
2.0 l flotation cell, 32% solids Ro No. 2 2 min
Ro Con No. 1
0.91
9.65
35.39
Ro Con No. 2
0.93
4.75
17.93
Bulk Sulfide Flotation
0.01 #/t A-208
0.01 #/t PAX
0.01 #/t A-208
0.01 #/t PAX
0.015 #/t MIBC
Ro tails
96.05
0.014
5.28
2.0 l flotation cell, 32% solids Cond. 4 min
2.0 l flotation cell, 32% solids Ro No. 1 2 min
2.0 l flotation cell, 32% solids Cond 1 min
Ro Con No. 3&4
2.08
1.31
11.00

P-4137: CDM - Garnet Mining "New" Willie Composite
T-7 Flow Diagram

wgt %
Au, opt
Au dist
Feed
100.0
0.395
100.0
1.0 kg X 2 Ore
0.67 l X 2 H2O
BM grind P80= 190u
Knelson Gravity Bowl
Knelson concentrate
Hand pan Knelson con
Final Knelson con*
0.11
160.3
44.37
Knelson tails
Hand Pan tails
Selective Flotation of Knelson/Hand Pan Tails
0.0025 #/t 3418A
0.03 #/t MIBC
0.0025 #/t 3418A
2.0 l flotation cell, 32% solids Cond. 2 min
2.0 l flotation cell, 32% solids Ro No. 1 1 min
2.0 l flotation cell, 32% solids Ro No. 2 2 min
Ro Con No. 1
0.48
21.45
25.93
Ro Con No. 2
1.44
5.57
20.34
Bulk Sulfide Flotation
0.01 #/t A-208
0.01 #/t PAX
0.01 #/t A-208
0.01 #/t PAX
0.015 #/t MIBC
Ro tails
96.22
0.014
3.40
2.0 l flotation cell, 32% solids Cond. 4 min
2.0 l flotation cell, 32% solids Ro No. 1 2 min
2.0 l flotation cell, 32% solids Cond 1 min
Ro Con No. 3&4
1.75
1.35
5.97

P-4137: CDM - Garnet Mining
Cyanide Leach Summary
2 #/t NaCN, 48 Hour, 30% Solids, pH=11.3

Test No	Composite	Primary Grind % +100 mesh*	Au opt				Percent Au Extrac.	Reagent Consump. - #/t ore	
			Assay Head	Calc Head	Leach Sol	Leach Residue**		Ca(OH)2	NaCN
3	"New" Nancy Hanks	35.7	0.26	0.25	0.10	0.011	**95.8**	1.59	1.10
4	"New" Willie	37.4	0.33	0.40	0.15	0.038	**90.5**	1.58	0.50

* Targeted primary grind was 35% +100 mesh.
** Residue assays reported are an average of three separate fire assays.

Leach Time, hr	Au Extracted, %	
	T-3 NH	T-4 Willie
0	0.00	0.00
4	71.72	58.30
8	84.03	72.80
24	94.53	86.64
48	95.78	90.50
48 hr residue	4.22	9.50

P-4137: CDM - Garnet Mining
48 hr NaCN Leach; 2 #/t NaCN (maintained), 30% Solids, pH=10.8 to 11.3
% Au Extracted
Leach Time, hr
"New" Nancy Hanks
"New" Willie
0
10
20
30
40
50
60
70
80
90
100

APPENDIX C

Data Test Sheets

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 3-31-10
BY: PB

TEST No. 1 NAME: CDM: Garnet Mining New Willie Composite

Conduct confirming test on new composite using P-4105 T-1 test procedure. Targeted primary grind P80=190 microns.

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Fe	St	Units: Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	St	Distribution: Au	Ag	Fe	St
Knelson hand pan con	0.86	0.04	14061.63	410.131	-			12.093	6.1534	0.1795				39.80			
Ro con No. 1	56.8	2.89	272.0	7.933	4.200	41.40	45.2		7.8614	0.2293	0.1214	1.197	1.306	50.84	73.51	37.17	89.50
Ro con No. 2 & 3	20.2	1.03	83.6	2.438	1.546	15.50	13.7		0.8593	0.0251	0.0159	0.1593	0.141	5.56	9.62	4.95	9.65
Ro tails*	1887.4	96.04	0.612	0.018	0.029	1.94	0.013		0.5878	0.0171	0.0279	1.8631	0.012	3.80	16.87	57.88	0.86
Head Calculated	1965.3	100.00	15.46	0.451	0.165	3.22	1.46	12.0930	15.4618	0.4510	0.1651	3.219	1.460	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	2000.0		11.40	0.333	0.204	3.23	1.56										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1, 2 & 3	77.86	3.96	375.43	10.950				12.093	14.874	0.434				**96.20**			
Ro con 1, 2 and 3	77.00	3.92	222.58	6.492	3.50	34.61	36.94	0.000	8.721	0.254	0.14	1.36	1.45	56.40	83.13	42.12	99.14

Conduct a Knelson gravity test on the BMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.

		Bulk S= flotation: Cond	Ro # 1	Ro # 2	Ro # 3	Combine
OPERATION (old mill)	BM					
TIME	8.5	2	0 - 2'	2 - 4'	4 - 8'	Ro con 2 & 3
REAGENTS - LBS PER TON						
Ore (-10 mesh) X 2	1000					
water, ml X 2	670					
A208 1%		0.01		0.005	0.005	
PAX 1%		0.01		0.005	0.005	
MIBC		0.03		0.03		
MACHINE		2000	2000	2000	2000	
R.P.M.		900	900	900	900	
pH		7.8				
% SOLIDS						
TEMPERATURE						

Grinding Product: MESH	Float feed	%
+14	1.9	
+20	0.7	
+28	0.9	
+35	1.2	
+48	2.8	
+65	8.8	
+100	11.8	
+150	13.6	
+200	13.9	
+270	9.8	
+325	3.4	
+400	1.6	
+500	29.6	
+635		
-635		
Total	100.0	

P_{80}, µm 190

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

Knelson con free gold -
50 um - +20 pieces pieces
100 um - 10 pieces pieces
150 um - 20 pieces
250 um - 20 piece
350 um - 5 piece
750 X 200 um - 2 piece
900 X 350 um - 1 piece
Ave 100-150µm

 # 1 Ro con free gold-
50 um - +10 pieces
100 um - 5 pieces
150 um - 3 pieces
200 um - 1 pieces
Mostly Py

Ro tails - clean, no visible S=

FLSMIDTH

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 3-31-10
BY: PB

TEST No. 2 NAME: CDM: Garnet Mining New Nancy Hanks Composite

Conduct confirming test on new composite using P-4105 T-1 test procedure. Targeted primary grind P80=190 microns.

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Fe	St	Units: Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	St	Distribution: Au	Ag	Fe	St
Knelson hand pan con	1.57	0.08	5258.60	153.376	-			8.256	4.1729	0.1217				40.51			
Ro con No. 1	38.4	1.94	257.0	7.496	10.908	21.30	23.70		4.9881	0.1455	0.2117	0.413	0.460	48.42	69.37	13.32	88.87
Ro con No. 2 & 3	30.7	1.55	48.0	1.400	2.421	7.40	3.65		0.7448	0.0217	0.0376	#####	0.057	7.23	12.31	3.70	10.94
Ro tails*	1907.8	96.43	0.410	0.012	0.058	2.67	0.001		0.3954	0.0115	0.0559	#####	0.001	3.84	18.32	82.98	0.19
Head Calculated	1978.5	100.00	10.30	0.300	0.305	3.10	0.518	8.2560	10.3012	0.3005	0.3052	3.103	0.518	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	2000.0		8.79	0.260	0.321	3.12	0.528										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1, 2 & 3	70.67	3.57	277.32	8.089				8.256	9.906	0.289				**96.16**			
Ro con 1, 2 and 3	69.10	3.49	164.14	4.788	7.14	15.12	14.79	0.000	5.733	0.167	0.25	0.53	0.52	55.65	81.68	17.02	99.81

Conduct a Knelson gravity test on the BMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic bulk S= flotation test.

		Bulk S= flotation				
OPERATION (old mill)	BM	Cond	Ro # 1	Ro # 2	Ro # 3	Combine
TIME	9	2	0 - 2'	2 - 4'	4 - 8'	Ro con 2 & 3
REAGENTS - LBS PER TON						
Ore (-10 mesh) X 2	1000					
water, ml X 2	670					
A208 1%		0.01		0.005	0.005	
PAX 1%		0.01		0.005	0.005	
MIBC		0.03		0.03		
MACHINE		2000	2000	2000	2000	
R.P.M.		900	900	900	900	
pH		7.4				
% SOLIDS						
TEMPERATURE						

Grinding Product	Float feed
MESH	%
+14	0.4
+20	0.5
+28	0.7
+35	1.3
+48	4.1
+65	11.5
+100	12.4
+150	13.0
+200	12.3
+270	9.2
+325	3.2
+400	1.8
+500	29.6
+635	
-635	
Total	100.0
P_{80}, µm	203

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

Knelson con free gold -
100 um - +20 pieces
150 um - +10 pieces
250 um - 2 pieces (round)
250 um - +10 piece (nugget)
500 um - 4 piece (round)
2500 X 250 um - 1 piece (Au locked w/dark mineral)
Ave 100-150µm

 # 1 Ro con free gold-
50 um - +10 pieces
100 um - +10 pieces
Also, minor heavy mineral that is blocky (galena or arsenopyrite??)

Ro tails - clean w/ minor magnetite

BOTTLE NO. C
Weight, gm: 4056

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 6-Apr-10
BY: PB

TEST No. 3 **NAME:** CDM - Garnet Mining New Nancy Hanks Composite

Conduct a 48 hour kinetic NaCN leach using 2 # NaCN/t solution at 30 % solids and pH=11.3 (adjusted w/ $Ca(OH)_2$)

Product	Weight	Aliquot	Assay g/t Au	Assay opt Au	Units Au, g/t	Units Au opt	Distribution Au
4 Hr Soln	2336.0	15	2.65	0.077	6.190	0.181	71.72
8 Hr Soln	2327.0	15	3.10	0.090	7.253	0.212	84.03
24 Hr Soln	2320.0	15	3.48	0.102	8.160	0.238	94.53
48 Hr Soln	2316.0	15	3.51	0.102	8.268	0.241	95.78
48 hr Leach Residue*	995.0		0.366	0.011	0.364	0.011	4.22
Calc Head	1000.0		8.63	0.252	8.632	0.252	100.00
Assay Head			8.79	0.256			

* Assay and average of 3 separate fire assays

			NaCN											Grinding	
OPERATION old mill	BM	pH	Leach				Off							**Product**	
TIME	7.5	Adjust	Start	4 Hr	8 hr	24 Hr	48 Hr			Total				Leach	
REAGENTS -														feed	
Ore -10 mesh gm	1000												**MESH**	%	%
Water gm	670												+14	0.7	
$Ca(OH)_2$ gm		1.25									2.5 #/t added		+20	0.6	
NaCN gm			2.33	0	0.33	0.08				2.74			+28	1.4	
NaCN titration #/t				2.05	1.72	1.93	1.89						+35	2.3	
NaCN consumption, #/t ore										1.10			+48	5.9	
CaO titrated #/t ore							0.1						+65	12.6	
CaO consumed #/t ore										1.59			+100	12.2	
													+150	11.4	
													+200	10.8	
MACHINE													+270	8.1	
R.P.M.													+325	2.9	
pH	8	11.4	11.4	11.4	11.2	11	10.7						+400	2.3	
% SOLIDS			30.0	29.9			30.1						-400	28.8	
TEMPERATURE													**Total**	100.0	
Remarks:			7384	7392	7383	7376	7372						P80∠m=	233	
													%+100mesh	35.7

BOTTLE NO. B
Weight, gm: 4373

FLSMIDTH

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 6-Apr-10
BY: PB

TEST No. 4 **NAME:** CDM - Garnet Mining New Willie Composite

Conduct a 48 hour kinetic NaCN leach using 2 # NaCN/t solution at 30 % solids and pH=11.3 (adjusted w/ Ca(OH)2)

			Assay		Units		Distribution
Product	**Weight**	Aliquot	g/t Au	opt Au	Au, g/t	Au opt	Au
4 Hr Soln	2335.0	15	3.40	0.099	7.939	0.232	58.30
8 Hr Soln	2337.0	15	4.22	0.123	9.913	0.289	72.80
24 Hr Soln	2332.0	15	5.01	0.146	11.798	0.344	86.64
48 Hr Soln	2320.0	15	5.23	0.153	12.323	0.359	90.50
48 hr Leach Residue*	998.0		1.30	0.038	1.294	0.038	9.50
Calc Head	1000.0		13.62	0.397	13.617	0.397	100.00
Assay Head			11.40	0.333			

* Assay and average of 3 separate fire assays

			NaCN											Grinding Product	
OPERATION old mill	BM	pH	Leach				Off								
TIME	7.5	Adjust	Start	4 Hr	8 hr	24 Hr	48 Hr			Total				Leach feed	
REAGENTS -													**MESH**	%	%
Ore -10 mesh gm	1000												+14	3.3	
Water gm	670												+20	2.2	
Ca(OH)2 gm		1.25									2.5 #/t added		+28	2.5	
NaCN gm			2.33	0.12	0	0.05				2.50			+35	2.7	
NaCN titration #/t				1.90	1.98	1.96	1.94						+48	5.1	
NaCN consumption , #/t ore										0.50			+65	10.6	
CaO titrated #/t ore							0.1						+100	11.0	
CaO consumed #/t ore										1.58			+150	11.7	
													+200	11.6	
													+270	8.3	
MACHINE													+325	2.9	
R.P.M.													+400	2.0	
pH	8	11.4	11.4	11.3	11.0	11	10.7						-400	26.1	
% SOLIDS			30.0	29.9			30.1						**Total**	100.0	
TEMPERATURE															
Remarks:			7706	7708	7710	7705	7693						P80ηm=	261	
													%+100mesh	37.4

FLSMIDTH

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 4-6-10
BY: PB

TEST No. 5 (total) NAME CDM: Garnet Mining New Nancy Hanks + Willie Master Composite

Conduct a Knelson gravity test on 6 kg of MC, followed by gold selective reagent scoping tests on the Knelson tailings Targeted primary grind P80=190 microns.

Product	Weight	Percent Weight	Assay, opt or %					Units						Distribution			
			Au, ppm	Au opt	Ag, opt	Fe	St	Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	St	Au	Ag	Fe	St
Tests 5A,B & C																	
Knelson hand pan con	4.59	0.08	9785.19	285.401				44.914	7.5931	0.2215				53.43			
Ro con 1-4	262.3	4.43	139.72	4.075	5.85	23.60	21.36		6.1958	0.1807	0.2595	1.047	0.947	43.60	82.41	32.60	83.25
Ro Tails	5648.2	95.49	0.443	0.013	0.058	2.27	0.20		0.4226	0.0123	0.0554	2.1643	0.191	2.97	17.59	67.40	16.75
Head Calculated	5915.1	100.00	14.21	0.415	0.315	3.21	1.14		14.2115	0.4145	0.3149	3.211	1.138	100.00	100.00	100.00	100.00
Head Assayed	6000.0		10.10	0.294	0.263	3.18	1.04										
Combined Products																	
Knelson con + Ro con 1-4	266.9	4.51	305.604	8.91	5.85	23.60	21.36		13.789	0.402	0.260	1.047	0.947	97.03	82.41	32.60	83.25

OPERATION (old mill)	BM	BM
TIME	9	8.5
REAGENTS - LBS PER TON		
Nancy Hanks Ore (-10 mesh) X 3	1000	
water , ml	670	
Willie Ore (-10 mesh) X 3		1000
water, ml		670
A208 1%		
PAX 1%		
MIBC		
MACHINE		
R.P.M.		
pH		
% SOLIDS		
TEMPERATURE		

Conduct a Knelson gravity test on the BMG sample. Hand pan the Knelson con, reprocess the Knelson tails a second time for Au recovery Combine both hand pan con for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Split the Knelson and hand pan tails into 3 aliqouts using the slurry splitter. Conduct reagent scoping test for selective recovery of free Au intot Ro flotation concentrates.

Grinding Product	Float tails
MESH	%
+14	0.9
+20	0.4
+28	0.8
+35	1.3
+48	3.8
+65	10.6
+100	13.3
+150	13.8
+200	14.3
+270	9.2
+325	3.1
+400	1.4
+500	27.1
+635	
-635	
Total	100.0

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

P_{80}, µm 200

Knelson con free gold - Comparable to other tests

 # 1 Ro con free gold- See indivdiual test sheets

Ro tails - clean w/ minor magnetite

FLSMIDTH

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 4-6 -10
BY: PB

TEST No. 5A **NAME:** CDM: Garnet Mining New Nancy Hanks + Willie Master Composite (50/50 composite)

Conduct a kinetic rougher flotation test on the Knelson using **Cytec A-208** for selective free Au recovery. Condut bulk S= flotation using 208 + PAX

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Fe	St	Units: Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	St	Distribution: Au	Ag	Fe	St
Knelson hand pan con	1.53	0.08	9784.31	285.376	-			14.97	7.5651	0.2206				57.67			
Ro con No. 1	54.4	2.75	123.07	3.590	12.08	23.1	22.1	6.695	3.3833	0.0987	0.3321	0.635	0.608	25.79	74.96	19.00	47.98
Ro con No. 2	4.6	0.23	153.00	4.463	3.675	29.0	27.2		0.3557	0.0104	0.0085	0.0674	0.063	2.71	1.93	2.02	4.99
Ro con No. 3	32.4	1.64	79.30	2.313	2.330	27.3	25.2		1.2984	0.0379	0.0381	0.4470	0.413	9.90	8.61	13.37	32.59
Ro con No. 4	15.6	0.79	17.50	0.510	1.196	7.31	3.40		0.1380	0.0040	0.0094	0.0576	0.027	1.05	2.13	1.72	2.12
Ro tails*	1870.3	94.52	0.400	0.012	0.058	2.26	0.165		0.3781	0.0110	0.0548	2.1360	0.156	2.88	12.37	63.89	12.32
Head Calculated	1978.8	100.00	13.12	0.383	0.443	3.34	1.27	21.6650	13.1185	0.3826	0.4430	3.343	1.266	100.00	100.00	100.00	100.00
Head Assayed	2000.0		10.10	0.294	0.263	3.18	1.04										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1	55.93	2.83	387.36	11.30	12.08	23.10	22.10	21.665	10.948	0.319	0.332	0.635	0.608	83.46	74.96	19.00	47.98
Knelson con + Ro con No 1 & 2	60.53	3.06	369.55	10.78	11.42	23.56	22.50		11.304	0.330	0.341	0.702	0.671	86.17	76.89	21.01	52.98
Knelson con + Ro con No 1-3	92.93	4.70	268.35	7.83	8.20	24.89	23.46		12.602	0.368	0.379	1.149	1.083	96.07	85.50	34.38	85.57
Knelson con + Ro con No 1-4	**108.53**	**5.48**	**232.30**	**6.78**	**7.18**	**22.32**	**20.53**		**12.740**	**0.372**	**0.388**	**1.207**	**1.110**	**97.12**	**87.63**	**36.11**	**87.68**
Ro con 1&2	**59.0**	**2.98**	**125.40**	**3.66**	**11.42**	**23.56**	**22.50**		**3.739**	**0.109**	**0.341**	**0.702**	**0.671**	**28.50**	**76.89**	**21.01**	**52.98**
Ro con 3&4	**48.0**	**2.43**	**59.22**	**1.73**	**1.96**	**20.80**	**18.12**		**1.436**	**0.042**	**0.048**	**0.505**	**0.439**	**10.95**	**10.74**	**15.09**	**34.70**
Ro con 1-4	**107.0**	**5.41**	**95.71**	**2.79**	**7.18**	**22.32**	**20.53**		**5.175**	**0.151**	**0.388**	**1.207**	**1.110**	**39.45**	**87.63**	**36.11**	**87.68**

	Selective Ro float				Bulk S= flotation			
OPERATION	Cond	Ro # 1	Cond	Ro # 2	Cond	Ro # 3	Cond	Ro # 4
TIME	2	0-1'	1	1-2'	1	2-4'	1	4-8'
REAGENTS - LBS PER TON								
A208 1%	0.0025		0.0025		0.01		0.005	
PAX 1%					0.01		0.01	
MIBC	0.03				0.015			
MACHINE	2000	2000	2000	2000	2000	2000	2000	2000
R.P.M.	900	900	900	900	900	900	900	900
pH	7.8							
% SOLIDS								
TEMPERATURE								

Grinding Product	Float tails	%
MESH		
+14	0.9	
+20	0.4	
+28	0.8	
+35	1.3	
+48	3.8	
+65	10.6	
+100	13.3	
+150	13.8	
+200	14.3	
+270	9.2	
+325	3.1	
+400	1.4	
+500	27.1	
+635		
-635		
Total	100.0	
P_{80}, µm	200	

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

Knelson con free gold -
Comparable to previous test work

 # 1 Ro con
+/-10 pieces Au 50-100 microns
Py + PbS??? + insol.

Ro tails - trace S=

FLSMIDTH

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 4-6 -10
BY: PB

TEST No. 5B NAME CDM: Garnet Mining New Nancy Hanks + Willie Master Composite (50/50 composite)

Conduct a kinetic rougher flotation test on the Knelson using **Cytec 3418A** for selective free Au recovery. Condut bulk S= flotation using 208 + PAX

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Fe	S=	Units: Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	S=	Distribution: Au	Ag	Fe	S=
Knelson hand pan con	1.53	0.08	9784.31	285.376	-			14.97	7.6701	0.2237				55.04			
Ro con No. 1	22.5	1.15	277.78	8.102	10.00	29.7	28.2	6.250	3.2023	0.0934	0.1153	0.342	0.325	22.98	45.85	10.84	31.12
Ro con No. 2	22.7	1.16	159.0	4.638	4.38	32.9	29.0		1.8493	0.0539	0.0509	0.3827	0.337	13.27	20.26	12.11	32.29
Ro con No. 3	17.1	0.88	70.50	2.056	2.42	20.6	18.6		0.6177	0.0180	0.0212	0.1805	0.163	4.43	8.43	5.71	15.60
Ro con No. 4	13.6	0.70	17.90	0.522	1.20	7.74	4.05		0.1247	0.0036	0.0083	0.0539	0.028	0.90	3.31	1.71	2.70
Ro tails*	1874.3	96.03	0.491	0.014	0.058	2.29	0.199		0.4710	0.0137	0.0557	2.1991	0.191	3.38	22.15	69.62	18.29
Head Calculated	1951.7	100.00	13.94	0.406	0.251	3.16	1.04	21.2200	13.9351	0.4064	0.2515	3.159	1.045	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	2000.0		10.10	0.294	0.263	3.18	1.04										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1	24.03	1.23	883.06	25.76	10.00	29.70	28.20	21.220	10.872	0.317	0.115	0.342	0.325	78.02	45.85	10.84	31.12
Knelson con + Ro con No 1 & 2	46.73	2.39	531.34	15.50	7.18	31.31	28.60		12.722	0.371	0.166	0.725	0.662	91.29	66.10	22.95	63.41
Knelson con + Ro con No 1-3	63.83	3.27	407.88	11.90	5.87	28.37	25.86		13.339	0.389	0.187	0.906	0.825	95.72	74.54	28.67	79.01
Knelson con + Ro con No 1-4	**77.43**	**3.97**	**339.38**	**9.90**	**5.03**	**24.67**	**21.95**		**13.464**	**0.393**	**0.196**	**0.959**	**0.854**	**96.62**	**77.85**	**30.38**	**81.71**
Ro con 1&2	**45.2**	**2.32**	**218.13**	**6.36**	**7.18**	**31.31**	**28.60**		**5.052**	**0.147**	**0.166**	**0.725**	**0.662**	**36.25**	**66.10**	**22.95**	**63.41**
Ro con 3&4	**30.7**	**1.57**	**47.20**	**1.38**	**1.88**	**14.90**	**12.15**		**0.742**	**0.022**	**0.030**	**0.234**	**0.191**	**5.33**	**11.75**	**7.42**	**18.30**
Ro con 1-4	**75.9**	**3.89**	**148.99**	**4.35**	**5.03**	**24.67**	**21.95**		**5.794**	**0.169**	**0.196**	**0.959**	**0.854**	**41.58**	**77.85**	**30.38**	**81.71**

	Selective Ro float				Bulk S= flotation			
OPERATION	Cond	Ro # 1	Cond	Ro # 2	Cond	Ro # 3	Cond	Ro # 4
TIME	2	0-1'	1	1-2'	1	2-4'	1	4-8'
REAGENTS - LBS PER TON								
3418A 1%	0.0025		0.0025					
A-208 1%					0.01		0.01	
PAX 1%					0.01		0.01	
MIBC	0.03				0.015			
MACHINE	2000	2000	2000	2000	2000	2000	2000	2000
R.P.M.	900	900	900	900	900	900	900	900
pH	7.8							
% SOLIDS								
TEMPERATURE								

Grinding Product		
	Float feed	
MESH		%
+14		
+20		
+28		
+35		
+48		
+65		
+100		
+150		
+200		
+270		
+325		
+400		
+500		
+635		
-635		
Total	0.0	

P_{80}, μm

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

Knelson con free gold -
Comparable to previous test work

 # 1 Ro con
+/-20 pieces Au 50-100 microns
Py + PbS??? + insol.

Ro tails - trace S=

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 4-6-10
BY: PB

TEST No. 5C NAME: CDM: Garnet Mining New Nancy Hanks + Willie Master Composite (50/50 composite)

Conduct a kinetic rougher flotation test on the Knelson using **Cytec XD 5002/MG** for selective free Au recovery. Condut bulk S= flotation using 208 + PAX

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Fe	S=	Units: Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	S=	Distribution: Au	Ag	Fe	S=
Knelson hand pan con	1.53	0.08	9784.31	285.376	-			14.97	7.5433	0.2200				48.74			
Ro con No. 1	14.9	0.75	412.89	12.043	13.56	19.7	19.2	6.152	3.1000	0.0904	0.1018	0.148	0.144	20.03	40.78	4.72	13.21
Ro con No. 2	15.7	0.79	164.0	4.783	4.49	28.7	26.3		1.2974	0.0378	0.0355	0.2271	0.208	8.38	14.23	7.25	19.07
Ro con No. 3	34.0	1.71	158.0	4.608	2.74	31.0	28.3		2.7069	0.0790	0.0469	0.5311	0.485	17.49	18.80	16.96	44.44
Ro con No. 4	14.8	0.75	67.6	1.972	1.31	8.90	5.23		0.5041	0.0147	0.0098	0.0664	0.039	3.26	3.91	2.12	3.58
Ro tails*	1903.6	95.92	0.339	0.010	0.058	2.25	0.224		0.3252	0.0095	0.0556	2.1582	0.215	2.10	22.28	68.94	19.70
Head Calculated	1984.5	100.00	15.477	0.451	0.250	3.13	1.09	21.1220	15.4770	0.4514	0.2497	3.131	1.091	100.00	100.00	#####	100.00
Head Assayed (ave of 3 cuts)	2000.0		10.10	0.294	0.263	3.18	1.04										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1	16.43	0.83	1285.58	37.50	13.56	19.70	19.20	21.122	10.643	0.310	0.102	0.148	0.144	68.77	40.78	4.72	13.21
Knelson con + Ro con No 1 & 2	32.13	1.62	737.53	21.51	8.91	24.32	22.84		11.941	0.348	0.137	0.375	0.352	77.15	55.00	11.98	32.29
Knelson con + Ro con No 1-3	66.13	3.33	439.57	12.82	5.66	27.83	25.72		14.648	0.427	0.184	0.906	0.837	94.64	73.80	28.94	76.73
Knelson con + Ro con No 1-4	**80.93**	**4.08**	**371.55**	**10.84**	**4.85**	**24.31**	**21.90**		**15.152**	**0.442**	**0.194**	**0.972**	**0.876**	**97.90**	**77.72**	**31.06**	**80.30**
Ro con 1&2	**30.6**	**1.54**	**285.19**	**8.32**	**8.91**	**24.32**	**22.84**		**4.397**	**0.128**	**0.137**	**0.375**	**0.352**	**28.41**	**55.00**	**11.98**	**32.29**
Ro con 3&4	**48.8**	**2.46**	**130.58**	**3.81**	**2.31**	**24.30**	**21.30**		**3.211**	**0.094**	**0.057**	**0.597**	**0.524**	**20.75**	**22.71**	**19.08**	**48.02**
Ro con 1-4	**79.4**	**4.00**	**190.17**	**5.55**	**4.85**	**24.31**	**21.90**		**7.608**	**0.222**	**0.194**	**0.972**	**0.876**	**49.16**	**77.72**	**31.06**	**80.30**

	Selective Ro float				Bulk S= flotation			
OPERATION	Cond	Ro # 1	Cond	Ro # 2	Cond	Ro # 3	Cond	Ro # 4
TIME	2	0-1'	1	1-2'	1	2-4'	1	4-8'
REAGENTS - LBS PER TON								
Cytec XD 5002/MG	0.0025		0.0025					
A-208 1%					0.01		0.01	
PAX 1%					0.01		0.01	
MIBC	0.03				0.015			
MACHINE	2000	2000	2000	2000	2000	2000	2000	2000
R.P.M.	900	900	900	900	900	900	900	900
pH	7.8							
% SOLIDS								
TEMPERATURE								

Grinding Product

MESH		%
+14		
+20		
+28		
+35		
+48		
+65		
+100		
+150		
+200		
+270		
+325		
+400		
+500		
+635		
-635		
Total	0.0	

P_{80}, μm

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

Knelson con free gold -
Comparable to previous test work

#1 Ro con
+/-20 pieces Au 50-100 microns
Py + PbS??? + insol.

Ro tails - trace S=

FLSMIDTH

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 4-22-10
BY: PB

TEST No. 6 **NAME:** CDM: Garnet Mining New Nancy Hanks Sample

Conduct a kinetic rougher flotation test on the Knelson tails using **Cytec 3418A** for selective free Au recovery. Condut bulk S= flotation using 208 + PAX

Product	Weight	Percent Weight	Assay, opt or % Au, ppm	Au opt	Ag, opt	Fe	S=	Units Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	S=	Distribution Au	Ag	Fe	S=
Knelson hand pan con	0.67	0.03	7549.25	220.187	-			5.058	2.5726	0.0750				30.40			
Ro con No. 1	17.8	0.91	330.79	9.648	15.75	11.4	11.2	5.888	2.9948	0.0873	0.1426	0.103	0.101	35.39	50.39	3.30	18.76
Ro con No. 2	18.3	0.93	163.0	4.754	6.59	22.1	21.4		1.5172	0.0443	0.0613	0.2057	0.199	17.93	21.68	6.58	36.85
Ro con No. 3	22.4	1.14	65.70	1.916	3.27	16.7	14.6		0.7485	0.0218	0.0373	0.1903	0.166	8.85	13.17	6.08	30.77
Ro con No. 4	18.4	0.94	19.50	0.569	1.49	5.83	2.12		0.1825	0.0053	0.0139	0.0546	0.020	2.16	4.93	1.74	3.67
Ro tails*	1888.5	96.05	0.466	0.014	0.029	2.68	0.056		0.4471	0.0130	0.0279	2.5743	0.054	5.28	9.84	82.30	9.95
Head Calculated	1966.1	100.00	8.46	0.247	0.283	3.13	0.541	10.9460	8.4628	0.2468	0.2830	3.128	0.541	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	2000.0		8.79	0.260	0.321	3.12	0.528										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1	18.47	0.94	592.64	17.29	15.75	11.40	11.20	10.946	5.567	0.162	0.143	0.103	0.101	65.79	50.39	3.30	18.76
Knelson con + Ro con No 1 & 2	36.77	1.87	378.81	11.05	11.11	16.82	16.37		7.085	0.207	0.204	0.309	0.301	83.71	72.06	9.88	55.61
Knelson con + Ro con No 1-3	59.17	3.01	260.28	7.59	8.11	16.78	15.69		7.833	0.228	0.241	0.499	0.467	92.56	85.23	15.96	86.38
Knelson con + Ro con No 1-4	**77.57**	**3.95**	**203.16**	**5.93**	**6.52**	**14.16**	**12.45**		**8.016**	**0.234**	**0.255**	**0.554**	**0.487**	**94.72**	**90.16**	**17.70**	**90.05**
Ro con 1&2	**36.1**	**1.84**	**245.73**	**7.17**	**11.11**	**16.82**	**16.37**		**4.512**	**0.132**	**0.204**	**0.309**	**0.301**	**53.32**	**72.06**	**9.88**	**55.61**
Ro con 3&4	**40.8**	**2.08**	**44.86**	**1.31**	**2.47**	**11.80**	**8.97**		**0.931**	**0.027**	**0.051**	**0.245**	**0.186**	**11.00**	**18.09**	**7.83**	**34.44**
Ro con 1-4	**76.9**	**3.91**	**139.16**	**4.06**	**6.52**	**14.16**	**12.45**		**5.443**	**0.159**	**0.255**	**0.554**	**0.487**	**64.32**	**90.16**	**17.70**	**90.05**

Conduct a Knelson gravity test on the BMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic selective Au/bulk S= flotation test.

		Selective Au flotation Cond	Ro # 1	Cond	Ro # 2	Bulk S= flotation Cond	Ro # 3	Cond	Ro # 4
OPERATION (old mill)	BM	Cond	Ro # 1	Cond	Ro # 2	Cond	Ro # 3	Cond	Ro # 4
TIME	9	2	0-1'	1	1-2'	1	2-4'	1	4-8'
REAGENTS - LBS PER TON									
Ore (-10 mesh) X 2	1000								
water, ml X 2	670								
3418A 1%		0.0025		0.003					
A-208 1%						0.01		0.01	
PAX 1%						0.01		0.01	
MIBC		0.03				0.015			
MACHINE		2000	2000	2000	2000	2000	2000	2000	2000
R.P.M.		900	900	900	900	900	900	900	900
pH		7.9							
% SOLIDS									
TEMPERATURE									

Grinding

MESH	Product Float feed	%
+14	0.4	
+20	0.5	
+28	0.7	
+35	1.3	
+48	4.1	
+65	11.5	
+100	12.4	
+150	13.0	
+200	12.3	
+270	9.2	
+325	3.2	
+400	1.8	
+500	29.6	
+635		
-635		
Total	100.0	

P_{80}, µm 203

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

Knelson con free gold - **# 1 Ro con**

Comparable to previous test work

FLSMIDTH

DAWSON METALLURGICAL LABORATORIES
2030 North Redwood Road, Suite 70
Salt Lake City, Utah 84116
Phone: (801) 596-0430
Fax: (801) 596-0425
Email: SLCDawsonLabs@FLSmidth.com

PROJECT No. P-4137
DATE: 4-22 -10
BY: PB

TEST No. 7 NAME: CDM: Garnet Mining New Willie Sample

Conduct a kinetic rougher flotation test on the Knelson tails using **Cytec 3418A** for selective free Au recovery. Condut bulk S= flotation using 208 + PAX

Product	Weight	Percent Weight	Assay, opt or %: Au, ppm	Au opt	Ag, opt	Fe	S=	Units: Au, total mg (assay)	Au, ppm ore	Au opt ore	Ag	Fe	S=	Distribution: Au	Ag	Fe	S=
Knelson hand pan con	2.13	0.11	5495.77	160.293	-			11.706	6.0082	0.1752				44.37			
Ro con No. 1	9.3	0.48	735.48	21.452	11.11	37.4	32.1	6.840	3.5107	0.1024	0.0530	0.179	0.153	25.93	31.87	5.76	11.72
Ro con No. 2	28.1	1.44	191.0	5.571	3.50	40.8	37.0		2.7547	0.0803	0.0505	0.5884	0.534	20.34	30.34	18.97	40.81
Ro con No. 3	23.4	1.20	47.90	1.397	2.39	37.6	31.6		0.5753	0.0168	0.0287	0.4516	0.380	4.25	17.25	14.56	29.02
Ro con No. 4	10.7	0.55	42.40	1.237	1.14	13.5	9.60		0.2329	0.0068	0.0063	0.0741	0.053	1.72	3.76	2.39	4.03
Ro tails*	1874.7	96.22	0.478	0.014	0.029	1.88	0.196		0.4599	0.0134	0.0279	1.8090	0.189	3.40	16.77	58.32	14.42
Head Calculated	1948.3	100.00	13.54	0.395	0.166	3.10	1.31	18.5460	13.5417	0.3950	0.1664	3.102	1.308	100.00	100.00	100.00	100.00
Head Assayed (ave of 3 cuts)	2000.0		11.40	0.333	0.204	3.23	1.56										
* Ro tails- Au assays an average of 2 separate assay cuts																	
Combined Products																	
Knelson con + Ro con No 1	11.43	0.59	1622.57	47.33	11.11	37.40	32.10	18.546	9.519	0.278	0.053	0.179	0.153	70.29	31.87	5.76	11.72
Knelson con + Ro con No 1 & 2	39.53	2.03	604.94	17.64	5.39	39.95	35.78		12.274	0.358	0.104	0.767	0.687	90.64	62.21	24.73	52.52
Knelson con + Ro con No 1-3	62.93	3.23	397.81	11.60	4.24	39.05	34.17		12.849	0.375	0.132	1.219	1.066	94.88	79.47	39.29	81.55
Knelson con + Ro con No 1-4	**73.63**	**3.78**	**346.16**	**10.10**	**3.77**	**35.23**	**30.49**		**13.082**	**0.382**	**0.138**	**1.293**	**1.119**	**96.60**	**83.23**	**41.68**	**85.58**
Ro con 1&2	**37.4**	**1.92**	**326.39**	**9.52**	**5.39**	**39.95**	**35.78**		**6.265**	**0.183**	**0.104**	**0.767**	**0.687**	**46.27**	**62.21**	**24.73**	**52.52**
Ro con 3&4	**34.1**	**1.75**	**46.17**	**1.35**	**2.00**	**30.04**	**24.70**		**0.808**	**0.024**	**0.035**	**0.526**	**0.432**	**5.97**	**21.02**	**16.95**	**33.05**
Ro con 1-4	**71.5**	**3.67**	**192.75**	**5.62**	**3.77**	**35.23**	**30.49**		**7.074**	**0.206**	**0.138**	**1.293**	**1.119**	**52.24**	**83.23**	**41.68**	**85.58**

			Selective Au flotation				Bulk S= flotation			
OPERATION (old mill)	BM	Conduct a Knelson gravity test on the BMG sample. Hand pan the Knelson con, for final Knelson concentrate. Add the hand pan tails to the Knelson tails. Filter the tails, add to the flotation cell, and conduct a kinetic selective Au/bulk S= flotation test.	Cond	Ro # 1	Cond	Ro # 2	Cond	Ro # 3	Cond	Ro # 4
TIME	8.5		2	0-1'	1	1-2'	1	2-4'	1	4-8'
REAGENTS - LBS PER TON										
Ore (-10 mesh) X 2	1000									
water, ml X 2	670									
3418A 1%			0.0025		0.003					
A-208 1%							0.01		0.01	
PAX 1%							0.01		0.01	
MIBC			0.03				0.015			
MACHINE			2000	2000	2000	2000	2000	2000	2000	2000
R.P.M.			900	900	900	900	900	900	900	900
pH			8.9							
% SOLIDS										
TEMPERATURE										

Grinding Product	Float feed	
MESH		%
+14	1.9	
+20	0.7	
+28	0.9	
+35	1.2	
+48	2.8	
+65	8.8	
+100	11.8	
+150	13.6	
+200	13.9	
+270	9.8	
+325	3.4	
+400	1.6	
+500	29.6	
+635		
-635		
Total	100.0	

P_{80}, µm 190

Remarks: Most of the gold (80%) was nugget gold and appeared to be of high purity; comparable to previous CDM work (P-4105)

Knelson con free gold - **# 1 Ro con**

Comparable to previous test work

Appendix E

STOCKPILE
1
ORE HOPPER
VIBRATING FEEDER
2
3
JAW CRUSHER
UNDER JAW CONVEYOR
4
SCREEN FEED CONVEYOR
COARSE ORE BIN CONVEYOR
COARSE ORE BIN #1
COARSE ORE BIN #2
5
UNDER BIN CONVEYOR
6
SCREEN RECYCLE CONVEYOR
7
SCREEN FEED CONVEYOR
8
STANDARD CONE CRUSHER
UNDER CONE CONVEYOR
9
SHORTHEAD CONE CRUSHER
UNDER SHORTHEAD CONVEYOR
DOUBLE DECK SCREEN
UNDER SCREEN CONVEYOR
10
FINE ORE BIN FEED CONVEYOR

Line #		1	2	3	4	5	6	7	8	9	10	11
Description		Feed From Mine	Vibrating Grizzly Underflow	Jaw Crusher Feed	Feed To Coarse Ore Bins	Feed From Coarse Ore Bins	Feed from Crushers	Feed to Screen	Top Deck Pass Overflow	Second Deck Overflow	Screen Pass Through	Feed to Fine Ore Bin
T/hr	Solids	49.02	9.80	39.22	49.02	24.51	24.51	49.02	14.71	9.80	24.51	24.51
T/hr	Solution	2.45	0.49	1.96	2.45	1.29	1.29	2.45	0.74	0.49	1.23	1.23
T/hr	Slurry	51.47	10.29	41.18	51.47	25.80	25.80	51.47	15.44	10.29	25.74	25.74
Solids	SG	2.7	2.7	2.7	2.7	2.7	2.7	2.7	2.7	2.7	2.7	2.7
%	Solids	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%
Slurry	SG	2.528	2.528	2.528	2.528	2.528	2.528	2.528	2.528	2.528	2.528	2.528
GPM	Solids	73.77	14.75	59.02	73.77	36.89	36.89	73.77	22.13	14.75	36.89	36.89
GPM	Solution	9.80	1.96	7.84	9.80	2.45	2.45	4.90	1.47	0.98	2.45	2.45
GPM	Slurry	83.58	16.72	66.86	83.58	39.34	39.34	78.68	23.60	15.74	39.34	39.34
oz/t	Au	0.098	0.098	0.098	0.098	0.098	0.098	0.096	0.098	0.098	0.096	0.098

REV. NO.	DATE	DRWN	CHKD	REMARKS

DESIGNED BY: RLM
DRAWN BY: MAPD
SHEET CHK'D BY: J. KOTSON
CROSS CHK'D BY: B. VINCE
APPROVED BY:
DATE: FEBRUARY 2010

CDM
Camp Dresser & McKee Inc.
50 West 14th Street Suite 200
Helena, MT 59601
Tel: (406) 441-1400
consulting • engineering • construction • operations

SCOTIA INTERNATIONAL OF NEVADA, INC
SIDN

The Grant Hartford Corporation
GARNET MINE
GARNET, MONTANA

PROCESS FLOW SHEET
PHASE TWO

PROJECT NO. 5000-71086
FILE NAME: 09-12505-100-D
SHEET NO.
M1

K:\71086 (GARNET-GRANT HARTFORD)\Dwg Record Dwgs\09-12505-100-D PHASE TWO(WITH LOGO).dwg

FINE ORE BIN FEED CONVEYOR
FINE ORE BIN
BALL MILL FEED CONVEYOR
BALL MILL FEED CHUTE
PROCESS WATER
FRESH WATER
CYCLONE DISCHARGE TANK
BALL MILL
TROMMEL
TROMMEL BIN
BALL MILL DISCHARGE TANK
CYCLONE FEED PUMP
SUPER D/ G MAX CYCLONE
FLAT BOTTOM CYCLONE
TO KNELSON FEED TANK
FROM KNELSON FEED TANK
FROM KNELSON CONCENTRATOR
11
12
13
14
15
16
17
18
19
20
21
22
23
24
28

Line #		11	12	13	14	15	16	17	18	19	20	21	22	23	24	28
Description		Feed to Fine Ore Bin	Feed from Fine Ore Bin	Water Feed to the Ball Mill	Cyclone Underflow	Ball Mill Discharge	Trommel Overflow	Ball Mill Discharge Water	Cyclone Feed	Feed to Super D Cyclones	Super D Overflow	Super D Underflow	Feed to Flat Bottom Cyclones	Flat Bottom Overflow	Flat Bottom Underflow	Knelson Tails
T/hr	Solids	24.51	11.57	0.00	17.35	28.93	0.03	0.00	34.63	23.20	11.57	11.63	11.43	5.71	5.72	5.69
T/hr	Solution	1.23	0.60	7.54	7.44	15.58	0.00	6.00	28.33	18.98	16.44	4.98	9.35	6.89	2.46	10.55
T/hr	Slurry	25.74	12.17	7.54	24.79	44.51	0.03	6.00	62.96	42.18	28.01	16.61	20.78	12.60	8.18	16.25
Solids	SG	2.7	2.7	-	2.7	2.7	5.5	-	2.7	2.7	2.7	2.7	2.7	2.7	2.7	2.6
%	Solids	95.0%	95.0%	-	70.0%	65.0%	100.0%	-	55.0%	55.0%	41.3%	70.0%	55.0%	45.3%	70.0%	35.0%
Slurry	SG	2.528	2.528	1.000	1.788	1.693	5.500	1.000	1.530	1.530	1.346	1.788	1.530	1.397	1.788	1.275
GPM	Solids	36.89	17.29	0.00	25.93	43.27	0.00	0.00	52.21	34.99	17.58	14.41	17.22	8.70	8.52	8.70
GPM	Solution	2.45	2.44	30.17	29.76	62.32	0.00	24.00	113.32	75.92	66.13	19.92	37.40	27.56	9.84	42.32
GPM	Slurry	39.34	19.73	30.17	55.69	105.59	0.00	24.00	165.53	110.91	83.71	37.33	54.62	36.26	18.36	51.02
oz/t	Au	0.098	0.098		0.098	0.098	0.098		0.098	0.098	0.098	0.098	0.096	0.098	0.098	0.044

REV. NO.	DATE	DRWN	CHKD	REMARKS

DESIGNED BY: RLM
DRAWN BY: MAPD
SHEET CHK'D BY: J. KOTSON
CROSS CHK'D BY: B. VINCE
APPROVED BY:
DATE: FEBRUARY 2010

CDM
Camp Dresser & McKee Inc.
50 West 14th Street Suite 200
Helena, MT 59601
Tel: (406) 441-1400
consulting • engineering • construction • operations

SCOTIA INTERNATIONAL OF NEVADA, INC

The Grant Hartford Corporation
GARNET MINE
GARNET, MONTANA

PROCESS FLOW SHEET
PHASE TWO

PROJECT NO. 5000-71086
FILE NAME: 09-12505-101-C3
SHEET NO.
M2

K:\71086 (GARNET-GRANT HARTFORD)\Dwg Record Dwgs\09-12,505-101-C3,PHASE TWO(WITH LOGO).dwg

FROM FLAT BOTTOM CYCLONE OVERFLOW
(REF 23, SHEET -101)
M
M
KNELSON FEED TANK
25
PROCESS WATER
26
TO TROMMEL - INTERMITTENT FLOW
KNELSON CONCENTRATOR
KNELSON TAILS TO TROMMEL
28
27
61
62
60 / 48 (SHEET -103)
63
SECONDARY GRAVITY CONCENTRATOR
65
70
64
KNELSON HOLDING BIN
PROCESS WATER
(SHT. 104)
67
66
68
PRIMARY TABLE
71
69
SECONDARY TABLE
72
49
TABLE TAILING TANK
CONCENTRATE THICKENER
ALTERNATIVE
ENERGY GRINDER
TO TABLE CONCENTRATE TANK (SHT. -104)
73

Line #		23	25	26	27	28	49	60	61	62	63
Description		Flat Bottom Overflow	Knelson Concentrator Feed	Knelson Water Feed	Knelson Concentrate	Knelson Tails	Total to Concentrate tailing Thickener	Feed to Secondary Concentrator	Dilution to Secondary Concentrator Feed	Secondary Concentrate	Dilution to Secondary Concentrator
T/hr	Solids	5.71	5.71	0.00	0.02	5.69	0.39	0.37	-	0.04	0.00
T/hr	Solution	6.89	6.89	3.68	0.01	10.55	0.87	1.48	1.22	0.02	0.47
T/hr	Slurry	12.60	12.60	3.68	0.03	16.25	1.26	1.85	1.22	0.05	0.47
Solids	SG	2.7	2.7	-	4.5	2.6	3.8	3.4	-	4.5	-
%	Solids	0.453	0.41	-	70.0%	35.0%	30.9%	20.0%	-	70.0%	-
Slurry	SG	1.397	1.397	1.000	2.195	1.275	1.294	1.164	1.00	2.195	1.000
GPM	Solids	8.70	8.70	0.00	0.02	8.70	0.45	0.45	-	0.04	0.00
GPM	Solution	27.56	27.56	14.71	0.04	42.32	3.47	5.93	4.88	0.06	1.88
GPM	Slurry	36.26	36.26	14.71	0.06	51.02	3.92	6.37	4.88	0.10	1.88
oz/t	Au	0.098	0.098		12.583	0.044	0.425	1.386		13.139	

Line #		64	65	66	67	68	69	70	71	72	73
Description		Secondary Concentrator Tailing	Feed To Gravity Concentrate Tank	Feed to Primary Table	Dilution to Primary Table	Primary Table Concentrate	Primary Table Tailing	Dilution to Knelson Holding Bin	Dilution to Secondary Table	Secondary Table Concentrate	Secondary Table Tailing
T/hr	Solids	0.33	0.06	0.05	0.00	0.01	0.05	0.00	0.00	0.00	0.00
T/hr	Solution	0.78	0.02	0.09	0.06	0.00	0.08	0.06	0.01	0.00	0.01
T/hr	Slurry	1.11	0.08	0.14	0.06	0.01	0.14	0.06	0.01	0.00	0.01
Solids	SG	7.5	4.5	4.5	-	5.0	4.2	-	-	5.5	4.0
%	Solids	30.0%	70.0%	40.0%	-	70.0%	38.2%	-	-	70.0%	28.0%
Slurry	SG	1.284	2.195	2.195	1.000	2.243	1.411	1.000	1.000	2.340	1.429
GPM	Solids	0.37	0.06	0.05	0.00	0.00	0.05	0.00	0.00	0.00	0.03
GPM	Solution	3.11	0.10	0.34	0.25	0.01	0.34	0.25	0.02	0.00	0.03
GPM	Slurry	3.48	0.16	0.40	0.25	0.01	0.39	0.25	0.02	0.01	0.06
oz/t	Au	0.077	11.928	11.928		77.187	0.553			123.393	30.902

REV. NO.	DATE	DRWN	CHKD	REMARKS

DESIGNED BY: RLM
DRAWN BY: MAPD
SHEET CHK'D BY: J. KOTSON
CROSS CHK'D BY: B. VINCE
APPROVED BY:
DATE: FEBRUARY 2010

CDM
Camp Dresser & McKee Inc.
50 West 14th Street Suite 200
Helena, MT 59601
Tel: (406) 441-1400
consulting • engineering • construction • operations

SCOTIA INTERNATIONAL OF NEVADA, INC

The Grant Hartford Corporation
GARNET MINE
GARNET, MONTANA

PROCESS FLOW SHEET PHASE TWO

PROJECT NO. 5000-71086
FILE NAME: 09-12505-102-C3
SHEET NO.
M3

K:\71086 (GARNET-GRANT HARTFORD)\Dwg Record Dwgs\09-12505-102-C3.PHASE TWO (WITH LOGO).dwg

COLLECTOR #2
COLLECTOR #1
FROTHER
29
30
31
CONDITIONER
33
37
41
45
FLOTATION CIRCUIT
32
35
36
39
40
43
44
47
34
38
42
46
48
TO SECONDARY GRAVITY CONCENTRATOR
49
51
CONCENTRATE TAILING THICKENER
TO PROCESS WATER TANK
50
CONCENTRATE PUMP
52
CONCENTRATE FILTER
PUMP
53
54
LOADER
TAILING THICKENER
55
56
THICKENER OVERFLOW PUMP
57
FEED PUMP
TAILING FILTER
58
59
TAILING MATERIAL
LOADER
TRUCK OR TAILING PILE
TAILING PILE
TO PROCESS WATER TANK (SHT. -104)
76
PROCESS WATER (SHT. -104)

Line #		29	30	31	32	33	34	35	36	37	38
Description		Feed to Conditioner	Water to Conditioner	Conditioner Discharge	Rougher 1 Froth	Rougher 1 Froth Dilution	Rougher 1 Froth to Concentrate Tank	Rougher 1 Tail	Rougher 2 Froth	Rougher 2 Froth Dilution	Rougher 2 Froth to Concentrate Tank
T/hr	Solids	11.57	0.00	11.57	0.17	0.00	0.17	11.41	0.10	0.00	0.10
T/hr	Solution	16.44	10.57	27.01	0.25	0.42	0.67	26.75	0.15	0.25	0.40
T/hr	Slurry	28.01	10.57	38.58	0.42	0.42	0.84	38.16	0.25	0.25	0.50
Solids	SG	2.7	-	2.7	3.4	-	3.4	2.7	3.4	-	3.4
%	Solids	41.3%	-	30.0%	40.0%	-	20.0%	29.9%	40.0%	-	20.0%
Slurry	SG	1.346	1.000	1.233	1.393	1.000	1.164	1.232	1.393	1.000	1.164
GPM	Solids	17.58	0.00	17.58	0.20	0.00	0.20	17.38	0.12	0.00	0.12
GPM	Solution	66.13	42.10	108.23	1.01	1.69	2.69	107.22	0.60	1.01	1.62
GPM	Slurry	83.71	42.10	125.81	1.21	1.69	2.90	124.00	0.73	1.01	1.74
oz/t	Au	0.062		0.062	1.217		1.217	0.054	1.521		1.521

Line #		39	40	41	42	43	44	45	46	47	48
Description		Rougher 2 Tail	Rougher 3 Froth	Rougher 3 Froth Dilution	Rougher 3 Froth to Concentrate Tank	Rougher 3 Tail	Rougher 4 Froth	Rougher 4 Froth Dilution	Rougher 4 Froth to Concentrate Tank	Rougher Tail	Total Froth From Flotation
T/hr	Solids	11.31	0.07	0.00	0.07	11.24	0.03	0.00	0.03	11.20	0.37
T/hr	Solution	26.60	0.10	0.17	0.27	26.50	0.05	0.08	0.13	26.37	1.48
T/hr	Slurry	37.91	0.17	0.17	0.34	37.74	0.08	0.08	0.17	37.57	1.85
Solids	SG	2.7	3.4	-	3.4	2.7	3.4	-	3.4	2.7	3.4
%	Solids	29.8%	40.0%	-	20.0%	29.8%	40.0%	-	20.0%	29.8%	20.0%
Slurry	SG	1.231	1.393	1.000	1.164	1.231	1.393	1.000	1.164	1.231	1.164
GPM	Solids	17.26	0.08	0.00	0.08	17.17	0.04	0.00	0.04	17.13	0.45
GPM	Solution	106.62	0.40	0.67	1.08	106.22	0.20	0.34	0.54	105.68	5.93
GPM	Slurry	123.87	0.48	0.67	1.16	123.39	0.24	0.34	0.58	122.81	6.37
oz/t	Au	0.041	1.521		1.521	0.032	1.521		1.521	0.029	1.386

Line #		49	50	51	52	53	54	55	56	57	58	59
Description		Total to Concentrate tailing Thickener	Concentrate Tailing Thickener Underflow	Concentrate Tailing Thickener Overflow	Feed to Tailing Concentrate Filter	Tailing Concentrate Filter Solution	Tailing Concentrate Filter Discharge	Tailing Thickener Feed	Tailings Thickener Overflow	Tailing Thickener Underflow	Tailing Filter Solution	Tailing Filter Discharge
T/hr	Solids	0.39	0.39	0.00	0.37	0.00	0.37	11.20	0.00	11.20	0.00	11.20
T/hr	Solution	0.87	0.26	0.61	0.26	0.20	0.06	26.37	18.90	7.47	5.54	1.98
T/hr	Slurry	1.26	0.65	0.61	0.65	0.20	0.43	37.57	18.90	18.67	5.54	13.18
Solids	SG	3.8	3.4	-	3.4	-	3.4	2.7	-	2.7	-	2.7
%	Solids	30.9%	60.0%	-	60.0%	-	85.0%	29.8%	-	60.0%	-	85.0%
Slurry	SG	1.294	1.735	1.000	1.735	1.000	2.501	1.231	1.000	1.607	1.000	2.152
GPM	Solids	0.45	0.45	0.00	0.45	0.00	0.45	17.13	0.00	17.13	0.00	17.13
GPM	Solution	3.47	1.05	2.42	1.05	0.80	0.25	105.68	76.09	29.59	22.13	7.46
GPM	Slurry	3.92	1.50	2.42	1.50	0.80	0.69	122.81	76.09	46.72	22.13	24.59
oz/t	Au	0.425	0.425		0.425		0.425	0.020		0.020		0.020

REV. NO.	DATE	DRWN	CHKD	REMARKS

DESIGNED BY: RLM
DRAWN BY: MAPD
SHEET CHK'D BY: J. KOTSON
CROSS CHK'D BY: B. VINCE
APPROVED BY:
DATE: FEBRUARY 2010

CDM
Camp Dresser & McKee Inc.
50 West 14th Street Suite 200
Helena, MT 59601
Tel: (406) 441-1400
consulting • engineering • construction • operations

SCOTIA INTERNATIONAL OF NEVADA, INC

The Grant Hartford Corporation

GARNET MINE
GARNET, MONTANA

PROCESS FLOW SHEET
PHASE TWO

PROJECT NO. 5000-71086
FILE NAME: 09-12505-103-C3
SHEET NO.
M4

K:\71086 (CARNET-GRANT HARTFORD)\Dwg Record Dwgs\09-12,505-103-C3.PHASE TWO (WITH LOGO).dwg

77
PROCESS WATER TANK
PROCESS WATER
TO GRAVITY FEED CIRCUIT
(SHT. -102)
76
PROCESS WATER
TO FLOATATION CIRCUIT
(SHT. -103)
FROM SECONDARY
TABLE
72
TABLE CONCENTRATE
TANK
74
PRESSURE FILTER
75
78
DRYING OVEN
79
81
80
83
84
82
NITER
SILICA
SODA ASH
FLUORSPAR
BORAX
MIXER
85
MELTING FURNACE
SLAG TO MILL
DORE' TO REFINER
HOOD
BAGHOUSE
DRUM
CARBON TRAY SCRUBBER
STACK

Line #		72	74	75	76	77	78	79	80	81	82	83	84	85
Description		Secondary Table Concentrate	Final Concentrate Filtrate	Final Concentrate	Solution to the Process Water Tank	Water Usage	Oven Feed	Oven Discharge	Silica Flux	Sodium Carbonate	Anhydrous Borax	Fluorspar	Niter	Feed to Crucible
T/hr	Solids	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01
T/hr	Solution	0.00	0.01	0.00	25.05	30.72	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
T/hr	Slurry	0.00	0.01	0.00	25.05	30.72	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01
Solids	SG	5.5	-	5.5	-	-	5.5	5.5	2.7	2.6	2.2	2.5	2.6	3.0
%	Solids	70.0%	-	85.0%	-	-	85.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Slurry	SG	2.340	1.000	3.287	1.000	1.000	3.287	5.500	2.650	2.600	2.200	2.500	2.600	3.000
GPM	Solids	0.00		0.03	0.00	0.00	0.03	0.03	0.00	0.00	0.00	0.00	0.00	0.04
GPM	Solution	0.00	0.03	0.00	100.67	122.88	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
GPM	Slurry	0.01	0.03	0.03	100.67	122.88	0.03	0.03	0.00	0.00	0.00	0.00	0.00	0.04
oz/t	Au	123.393		123.393			123.393	123.393	94.018	71.325	55.251	53.649	44.600	44.600

REV. NO.	DATE	DRWN	CHKD	REMARKS

DESIGNED BY: RLM
DRAWN BY: MAPO
SHEET CHK'D BY: J. KOTSON
CROSS CHK'D BY: B. VINCE
APPROVED BY:
DATE: FEBRUARY 2010

CDM
Camp Dresser & McKee Inc.
50 West 14th Street Suite 200
Helena, MT 59601
Tel: (406) 441-1400
consulting • engineering • construction • operations

SCOTIA INTERNATIONAL OF NEVADA, INC

The Grant Hartford Corporation

GARNET MINE
GARNET, MONTANA

PROCESS FLOW SHEET
PHASE TWO

PROJECT NO. 5000-71086
FILE NAME: 09-12505-104-C4
SHEET NO.
M5

k:\71086 (GARNET-GRANT HARTFORD)\Dwg Record Dwgs\09-12505-104-C4(PHASE TWO (WITH LOGO).dwg

Appendix F

           Average Gold Price 3 - Year End
                   December 31, 2010

2008	2009	2010
846.75	874.5	1121.5
$858.85	$853.50	$1,123.25
$855.00	$848.25	$1,130.00
$859.25	$848.50	$1,130.25
$873.50	$855.75	$1,126.75
$877.00	$847.25	$1,153.00
$884.25	$827.00	$1,151.25
$891.00	$826.50	$1,127.25
$902.00	$821.50	$1,138.25
$913.00	$810.00	$1,128.00
$889.75	$833.75	$1,134.50
$888.25	$833.00	$1,133.00
$882.00	$853.25	$1,120.25
$871.25	$849.25	$1,108.25
$875.00	$860.00	$1,084.00
$888.25	$875.75	$1,095.25
$909.25	$910.25	$1,093.25
$918.25	$897.50	$1,094.75
$921.75	$895.25	$1,088.00
$924.50	$892.25	$1,078.50
$919.00	$919.50	$1,086.50
$923.25	$918.25	$1,111.00
$914.75	$904.50	$1,115.25

2008	2009	2010
$893.75	$905.00	$1,083.25
$887.50	$920.00	$1,058.00
$903.00	$913.00	$1,064.00
$899.75	$895.00	$1,071.25
$916.25	$909.75	$1,069.50
$918.00	$938.00	$1,076.25
$917.00	$943.25	$1,082.00
$899.00	$935.50	$1,098.25
$906.00	$942.50	$1,115.25
$912.50	$968.00	$1,119.00
$903.25	$964.00	$1,118.00
$924.00	$980.50	$1,112.75
$920.00	$989.00	$1,115.25
$945.00	$985.75	$1,107.00
$943.00	$984.25	$1,103.00
$937.75	$978.50	$1,094.50
$937.00	$936.50	$1,108.25
$959.50	$952.00	$1,114.00
$959.75	$937.25	$1,126.50
$971.50	$913.75	$1,136.50
$988.50	$908.50	$1,134.50
$984.75	$913.00	$1,135.00
$974.50	$936.00	$1,125.75
$976.50	$923.75	$1,115.75
$972.50	$901.50	$1,120.50

2008	2009	2010
$969.25	$899.50	$1,104.00
$970.00	$925.25	$1,106.25
$975.50	$928.00	$1,104.25
$995.00	$919.50	$1,124.75
$1,003.50	$915.50	$1,121.75
$1,011.25	$893.25	$1,122.75
$1,006.75	$956.50	$1,105.50
$958.50	$954.00	$1,097.75
$925.75	$949.25	$1,101.50
$926.75	$923.75	$1,090.75
$946.75	$929.00	$1,093.00
$946.75	$938.25	$1,096.50
$934.25	$924.00	$1,107.50
$933.50	$928.00	$1,107.00
$887.75	$916.50	$1,115.50
$890.00	$924.50	$1,123.50
$896.50	$897.75	$1,132.75
$905.50	$905.00	$1,142.00
$926.50	$870.25	$1,148.00
$915.00	$879.75	$1,152.50
$917.00	$880.00	$1,158.75
$928.00	$880.50	$1,148.25
$927.75	$887.50	$1,153.75
$926.50	$891.00	$1,154.50
$929.75	$880.50	$1,151.50

2008	2009	2010
$945.00	$870.50	$1,136.25
$946.00	$877.00	$1,144.75
$908.75	$888.75	$1,143.00
$918.50	$886.00	$1,133.75
$918.00	$897.50	$1,139.50
$898.50	$907.50	$1,154.50
$895.50	$907.50	$1,149.50
$891.50	$891.00	$1,161.00
$890.50	$898.25	$1,166.75
$880.00	$883.25	$1,179.25
$871.00	$884.50	$1,185.00
$853.00	$910.00	$1,165.00
$853.50	$910.00	$1,185.25
$880.00	$912.25	$1,202.25
$868.25	$907.00	$1,196.50
$877.00	$913.00	$1,222.50
$876.00	$917.00	$1,237.50
$883.50	$924.00	$1,237.50
$865.00	$925.25	$1,236.50
$866.50	$929.50	$1,236.00
$881.25	$921.00	$1,216.75
$897.00	$924.75	$1,195.00
$906.50	$939.50	$1,192.00
$914.50	$937.50	$1,179.75
$923.00	$959.75	$1,187.00

2008	2009	2010
$922.75	$945.00	$1,198.25
$927.50	$951.00	$1,212.00
$906.75	$957.75	$1,211.00
$902.50	$975.50	$1,207.50
$883.00	$981.75	$1,227.75
$885.75	$980.00	$1,215.00
$888.25	$976.75	$1,215.00
$879.25	$970.75	$1,203.50
$883.50	$962.00	$1,215.00
$878.75	$943.75	$1,246.00
$890.50	$956.00	$1,233.50
$896.25	$953.75	$1,217.50
$878.00	$947.50	$1,220.00
$876.25	$937.25	$1,223.75
$862.25	$932.25	$1,225.00
$866.00	$934.00	$1,234.50
$888.25	$930.50	$1,245.00
$881.50	$940.50	$1,256.00
$887.50	$935.25	$1,254.50
$903.00	$919.25	$1,236.00
$907.50	$920.75	$1,226.50
$881.00	$933.50	$1,236.25
$889.50	$937.25	$1,254.00
$882.75	$942.00	$1,261.00
$909.50	$935.50	$1,234.50

2008	2009	2010
$919.50	$934.50	$1,244.00
$930.25	$938.25	$1,234.00
$937.50	$929.50	$1,201.50
$935.25	$932.50	$1,208.00
$934.00	$924.50	$1,195.00
$931.25	$924.00	$1,193.25
$916.75	$918.00	$1,193.50
$921.00	$911.75	$1,208.75
$927.25	$913.00	$1,205.50
$939.50	$908.50	$1,216.00
$962.75	$924.75	$1,207.00
$968.00	$938.00	$1,208.00
$986.00	$935.00	$1,189.25
$977.50	$937.50	$1,181.00
$965.50	$952.75	$1,183.00
$959.75	$947.75	$1,191.50
$960.50	$948.25	$1,199.50
$961.50	$950.00	$1,190.50
$926.50	$951.50	$1,183.50
$928.00	$955.00	$1,168.00
$920.50	$944.25	$1,157.00
$923.50	$931.00	$1,162.50
$916.75	$932.50	$1,169.00
$897.50	$939.00	$1,188.50
$918.00	$959.75	$1,187.50

2008	2009	2010
$912.50	$960.50	$1,199.50
$905.75	$960.50	$1,192.50
$882.00	$964.00	$1,207.75
$879.50	$956.00	$1,203.00
$871.50	$945.00	$1,192.50
$852.50	$942.75	$1,205.50
$852.50	$947.25	$1,213.00
$817.75	$953.50	$1,214.25
$818.50	$953.50	$1,223.50
$818.00	$932.75	$1,226.00
$786.50	$935.00	$1,218.00
$796.25	$943.00	$1,233.50
$788.75	$940.50	$1,223.50
$815.75	$952.50	$1,226.00
$833.50	$951.50	$1,222.00
$824.00	$950.50	$1,237.50
$827.00	$940.50	$1,237.00
$827.00	$943.00	$1,235.00
$838.25	$955.50	$1,246.00
$833.00	$955.00	$1,246.50
$822.25	$964.75	$1,248.50
$798.50	$983.00	$1,240.50
$803.50	$989.00	$1,249.00
$805.75	$993.00	$1,256.75
$808.50	$1,000.75	$1,255.00

2008	2009	2010
$808.00	$999.50	$1,255.00
$781.75	$990.75	$1,246.50
$775.75	$1,008.25	$1,243.75
$740.75	$999.25	$1,265.50
$750.25	$996.00	$1,267.00
$775.00	$1,015.75	$1,272.50
$779.50	$1,018.50	$1,274.00
$813.00	$1,012.00	$1,279.25
$863.00	$997.00	$1,275.00
$869.00	$1,014.00	$1,293.50
$889.00	$1,010.25	$1,290.75
$899.00	$1,009.75	$1,297.00
$896.00	$991.50	$1,297.00
$888.50	$991.75	$1,294.00
$902.00	$989.50	$1,307.50
$905.00	$995.75	$1,307.00
$884.50	$1,004.75	$1,316.25
$880.00	$1,003.50	$1,313.50
$852.00	$1,005.50	$1,330.50
$828.00	$1,038.75	$1,346.50
$875.50	$1,040.25	$1,345.00
$876.75	$1,045.00	$1,341.50
$903.50	$1,051.50	$1,351.50
$883.50	$1,058.75	$1,348.50
$900.50	$1,057.50	$1,365.50

2008	2009	2010
$831.50	$1,059.50	$1,373.25
$832.50	$1,053.50	$1,367.50
$847.00	$1,047.50	$1,367.25
$802.50	$1,050.50	$1,339.00
$784.50	$1,061.75	$1,339.00
$795.00	$1,053.75	$1,343.50
$772.00	$1,053.00	$1,322.50
$744.00	$1,061.75	$1,337.50
$720.00	$1,054.00	$1,329.50
$712.50	$1,036.50	$1,324.50
$730.50	$1,031.75	$1,333.50
$730.50	$1,040.50	$1,346.75
$764.00	$1,040.00	$1,354.50
$755.25	$1,062.00	$1,351.00
$730.75	$1,061.00	$1,345.50
$729.50	$1,090.00	$1,381.00
$741.25	$1,089.00	$1,395.50
$753.75	$1,096.75	$1,388.50
$754.50	$1,106.75	$1,421.00
$735.25	$1,101.50	$1,390.50
$753.00	$1,115.25	$1,398.50
$733.75	$1,114.75	$1,388.50
$724.75	$1,104.00	$1,368.50
$713.50	$1,130.00	$1,349.00
$747.50	$1,134.75	$1,337.50

2008	2009	2010
$734.00	$1,149.00	$1,350.25
$738.00	$1,135.50	$1,342.50
$762.00	$1,140.00	$1,356.50
$738.00	$1,169.50	$1,377.50
$774.50	$1,163.25	$1,372.50
$822.50	$1,179.75	$1,373.25
$820.50	$1,182.75	$1,355.00
$812.50	$1,166.50	$1,357.00
$814.00	$1,175.75	$1,383.50
$814.50	$1,192.50	$1,385.50
$778.00	$1,212.50	$1,389.00
$780.00	$1,208.75	$1,403.50
$766.25	$1,190.25	$1,415.25
$773.25	$1,142.50	$1,420.00
$749.00	$1,146.75	$1,385.50
$767.25	$1,141.00	$1,391.25
$767.75	$1,128.50	$1,375.25
$802.25	$1,124.00	$1,399.00
$827.75	$1,123.75	$1,394.50
$826.50	$1,122.00	$1,388.75
$826.00	$1,137.50	$1,363.00
$838.25	$1,117.00	$1,368.50
$870.00	$1,104.50	$1,380.00
$855.25	$1,105.50	$1,383.00
$835.75	$1,084.00	$1,387.00

2008	2009	2010
$849.00	$1,085.25	$1,373.50
$843.50	$1,106.00	$1,412.50
$880.25	$1,087.50	$1,405.50
$869.00		$1,410.25
$219,733.85	$244,059.50	$308,765.50
$871.96	$972.35	$1,225.26

Appendix G

UNDERGROUND
MINING CONTRACTORS

Small Mine Development LLC

Willie Vein Design Estimate January 2011

To: The Grant Hartford Corporation
2620 Connery Way
Missoula, Montana 59808

From: Small Mine Development, LLC
967 E. ParkCenter Blvd. PMB 396
Boise, ID 83706

Excavation	Type	Size	Tons	Footage
Decline	Cap. Waste	12'x12'	31,464	2,731
Vent/Esc Access 1	Cap. Waste	12'x12'	654	57
Vent/Esc Access 2	Cap. Waste	12'x12'	218	19
Vent/Esc Access 3	Cap. Waste	12'x12'	576	50
Vent Raise (surface)	Cap. Waste	8' Dia	1,373	341
5575 Access	Waste	12'x12'	735	64
5545 Access	Waste	12'x12'	455	40
5515 Access	Waste	12'x12'	508	44
5485 Access	Waste	12'x12'	1,361	118
5455 Access	Waste	12'x12'	1,087	94
5425 Access	Waste	12'x12'	421	37
5395 Access	Waste	12'x12'	525	46
5365 Access	Waste	12'x12'	530	46
5305 Access	Waste	12'x12'	703	61
5275 Access	Waste	12'x12'	703	61
5245 Access	Waste	12'x12'	703	61
5215 Access	Waste	12'x12'	703	61
			42,717	**3,708**

Excavation	Type	Size	Tons	Footage
5575 Ore Drifting	Ore	12'x12'	496	43
5545 Ore Drifting	Ore	12'x12'	694	60
5515 Ore Drifting	Ore	12'x12'	352	31
5485 Ore Drifting	Ore	12'x12'	1,352	117
5455 Ore Drifting	Ore	12'x12'	2,152	187
5425 Ore Drifting	Ore	12'x12'	1,547	134